REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Policy owners of
Metropolitan Tower Separate Account One
and Board of Directors of
Metropolitan Tower Life Insurance Company

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of each of the divisions of Metropolitan Tower Separate Account One (the "Separate Account") listed in Note 2 (collectively, the "Divisions") as of December 31, 2024, the related statements of operations and changes in net assets for each of the three years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Divisions as of December 31, 2024, and the results of their operations and changes in their net assets for each of the three years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on the Separate Account's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Separate Account's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 2024, by correspondence with the Separate Account's custodian. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

New York, New York
March 26, 2025

We have served as the Separate Account's auditor since 1983.

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METROPOLITAN TOWER SEPARATE ACCOUNT ONE
OF METROPOLITAN TOWER LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2024

	BHFTI Brighthouse/ Wellington Large Cap Research Division	BHFTII BlackRock Bond Income Division	BHFTII BlackRock Ultra-Short Term Bond Division	BHFTII Brighthouse/ Wellington Balanced Division
Assets:
Investments at fair value	$4,985,503	$674,593	$363,511	$651,564
Total Assets	4,985,503	674,593	363,511	651,564
Liabilities:
Accrued fees	—	9	5	9
Due to Metropolitan Tower Life Insurance Company	1	—	—	—
Total Liabilities	1	9	5	9
Net Assets	$4,985,502	$674,584	$363,506	$651,555

The accompanying notes are an integral part of these financial statements.

METROPOLITAN TOWER SEPARATE ACCOUNT ONE
OF METROPOLITAN TOWER LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS

For the years ended December 31, 2024, 2023 and 2022

	BHFTI Brighthouse/Wellington Large Cap Research Division			BHFTII BlackRock Bond Income Division
	2024	2023	2022	2024	2023	2022
Investment Income:
Dividends	$28,923	$34,170	$31,946	$27,717	$21,359	$22,075
Expenses:
Mortality and expense risk charges	20,265	16,952	18,303	3,468	3,443	3,814
Net investment income (loss)	8,658	17,218	13,643	24,249	17,916	18,261
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	319,380	224,006	933,680	—	—	904
Realized gains (losses) on sale of investments	54,810	17,065	31,742	(6,190)	(8,957)	(4,069)
Net realized gains (losses)	374,190	241,071	965,422	(6,190)	(8,957)	(3,165)
Change in unrealized gains (losses) on investments	523,646	680,633	(1,978,740)	(11,339)	27,935	(140,496)
Net realized and changes in unrealized gains (losses) on investments	897,836	921,704	(1,013,318)	(17,529)	18,978	(143,661)
Net increase (decrease) in net assets resulting from operations	$906,494	$938,922	$(999,675)	$6,720	$36,894	$(125,400)

The accompanying notes are an integral part of these financial statements.

	BHFTII BlackRock Ultra-Short Term Bond Division
	2024	2023	2022
Investment Income:
Dividends	$22,404	$6,640	$—
Expenses:
Mortality and expense risk charges	1,908	1,922	1,965
Net investment income (loss)	20,496	4,718	(1,965)
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	8	—
Realized gains (losses) on sale of investments	872	857	37
Net realized gains (losses)	872	865	37
Change in unrealized gains (losses) on investments	(4,377)	11,505	5,511
Net realized and changes in unrealized gains (losses) on investments	(3,505)	12,370	5,548
Net increase (decrease) in net assets resulting from operations	$16,991	$17,088	$3,583

The accompanying notes are an integral part of these financial statements.

METROPOLITAN TOWER SEPARATE ACCOUNT ONE
OF METROPOLITAN TOWER LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Concluded)

For the years ended December 31, 2024, 2023 and 2022

	BHFTII Brighthouse/Wellington Balanced Division
	2024	2023	2022
Investment Income:
Dividends	$11,657	$12,079	$9,691
Expenses:
Mortality and expense risk charges	3,164	2,750	2,779
Net investment income (loss)	8,493	9,329	6,912
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	19,901	4,247	75,585
Realized gains (losses) on sale of investments	977	(1,756)	1,707
Net realized gains (losses)	20,878	2,491	77,292
Change in unrealized gains (losses) on investments	47,709	77,741	(196,588)
Net realized and changes in unrealized gains (losses) on investments	68,587	80,232	(119,296)
Net increase (decrease) in net assets resulting from operations	$77,080	$89,561	$(112,384)

The accompanying notes are an integral part of these financial statements.

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METROPOLITAN TOWER SEPARATE ACCOUNT ONE
OF METROPOLITAN TOWER LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS

For the years ended December 31, 2024, 2023 and 2022

	BHFTI Brighthouse/Wellington Large Cap Research Division			BHFTII BlackRock Bond Income Division
	2024	2023	2022	2024	2023	2022
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$8,658	$17,218	$13,643	$24,249	$17,916	$18,261
Net realized gains (losses)	374,190	241,071	965,422	(6,190)	(8,957)	(3,165)
Change in unrealized gains (losses) on investments	523,646	680,633	(1,978,740)	(11,339)	27,935	(140,496)
Net increase (decrease) in net assets resulting from operations	906,494	938,922	(999,675)	6,720	36,894	(125,400)
Policy Transactions:
Premium payments received from Policy owners	31,357	34,796	36,663	15,102	16,695	16,150
Net transfers (including fixed account)	—	—	—	—	(921)	—
Policy charges	(106,911)	(129,318)	(120,714)	(19,546)	(24,727)	(25,774)
Transfers for Policy benefits and terminations	(191,408)	(547,698)	(111,945)	(29,993)	(38,185)	(31,688)
Net increase (decrease) in net assets resulting from Policy transactions	(266,962)	(642,220)	(195,996)	(34,437)	(47,138)	(41,312)
Net increase (decrease) in net assets	639,532	296,702	(1,195,671)	(27,717)	(10,244)	(166,712)
Net Assets:
Beginning of year	4,345,970	4,049,268	5,244,939	702,301	712,545	879,257
End of year	$4,985,502	$4,345,970	$4,049,268	$674,584	$702,301	$712,545

The accompanying notes are an integral part of these financial statements.

	BHFTII BlackRock Ultra-Short Term Bond Division
	2024	2023	2022
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$20,496	$4,718	$(1,965)
Net realized gains (losses)	872	865	37
Change in unrealized gains (losses) on investments	(4,377)	11,505	5,511
Net increase (decrease) in net assets resulting from operations	16,991	17,088	3,583
Policy Transactions:
Premium payments received from Policy owners	11,063	14,676	18,018
Net transfers (including fixed account)	—	(754)	—
Policy charges	(12,424)	(17,777)	(20,784)
Transfers for Policy benefits and terminations	(37,635)	(9,236)	(20,440)
Net increase (decrease) in net assets resulting from Policy transactions	(38,996)	(13,091)	(23,206)
Net increase (decrease) in net assets	(22,005)	3,997	(19,623)
Net Assets:
Beginning of year	385,511	381,514	401,137
End of year	$363,506	$385,511	$381,514

The accompanying notes are an integral part of these financial statements.

METROPOLITAN TOWER SEPARATE ACCOUNT ONE
OF METROPOLITAN TOWER LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Concluded)

For the years ended December 31, 2024, 2023 and 2022

	BHFTII Brighthouse/Wellington Balanced Division
	2024	2023	2022
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$8,493	$9,329	$6,912
Net realized gains (losses)	20,878	2,491	77,292
Change in unrealized gains (losses) on investments	47,709	77,741	(196,588)
Net increase (decrease) in net assets resulting from operations	77,080	89,561	(112,384)
Policy Transactions:
Premium payments received from Policy owners	7,947	7,477	8,149
Net transfers (including fixed account)	1,136	—	—
Policy charges	(17,064)	(16,970)	(18,934)
Transfers for Policy benefits and terminations	—	(21,399)	(2,429)
Net increase (decrease) in net assets resulting from Policy transactions	(7,981)	(30,892)	(13,214)
Net increase (decrease) in net assets	69,099	58,669	(125,598)
Net Assets:
Beginning of year	582,456	523,787	649,385
End of year	$651,555	$582,456	$523,787

The accompanying notes are an integral part of these financial statements.

METROPOLITAN TOWER SEPARATE ACCOUNT ONE
OF METROPOLITAN TOWER LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS

1.  ORGANIZATION

Metropolitan Tower Separate Account One (the "Separate Account"), a separate account of Metropolitan Tower Life Insurance Company (the "Company"), was established by the Company's Board of Directors on October 12, 1982 to support operations of the Company with respect to certain variable life insurance policies (the "Policies"). The Company is a direct wholly-owned subsidiary of MetLife, Inc., a Delaware corporation. Effective after the close of the New York Stock Exchange on April 27, 2018, General American Life Insurance Company merged with and into the Company and its Separate Accounts concurrently changing their state of domicile for the Company and its related Separate Account to Nebraska. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and is subject to the rules and regulations of the United States Securities and Exchange Commission, as well as the Nebraska Department of Insurance.

The Separate Account is divided into Divisions, each of which is treated as an individual accounting entity for financial reporting purposes. Each Division invests in shares of the corresponding portfolio (with the same name) of registered investment management companies (the "Trusts"), which are presented below:

Brighthouse Funds Trust I ("BHFTI")

Brighthouse Funds Trust II ("BHFTII")

The assets of each of the Divisions of the Separate Account are registered in the name of the Company. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the Company's other assets and liabilities. The portion of the Separate Account's assets applicable to the Policies cannot be used for liabilities arising out of any other business conducted by the Company.

2.  LIST OF DIVISIONS

Premium payments, less any applicable charges, applied to the Separate Account are invested in one or more Divisions in accordance with the selection made by the Policy owner. The following Divisions had net assets as of December 31, 2024:

BHFTI Brighthouse/Wellington Large Cap Research Division

BHFTII BlackRock Bond Income Division

BHFTII BlackRock Ultra-Short Term Bond Division

BHFTII Brighthouse/Wellington Balanced Division

3.  SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") applicable for variable life separate accounts registered as unit investment trusts, which follow the accounting and reporting guidance in Financial Accounting Standards Board Accounting Standards Codification ("ASC") Topic 946, Investment Companies.

Security Transactions

Security transactions are recorded on a trade date basis. Realized gains and losses on the sales of investments are computed on the basis of the average cost of the investment sold. Income from dividends and realized gain distributions are recorded on the ex-distribution date.

METROPOLITAN TOWER SEPARATE ACCOUNT ONE
OF METROPOLITAN TOWER LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

3.  SIGNIFICANT ACCOUNTING POLICIES — (Continued)

Security Valuation

A Division's investment in shares of a portfolio of the Trusts is valued at fair value based on the closing net asset value ("NAV"). All changes in fair value are recorded as changes in unrealized gains (losses) on investments in the statements of operations of the applicable Divisions. The Separate Account defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. Each Division invests in shares of open-end mutual funds which calculate a daily NAV based on the fair value of the underlying securities in their portfolios. As a result, and as required by law, shares of open-end mutual funds are purchased and redeemed at their daily NAV as reported by the Trusts at the close of each business day.

ASC Topic 820, Fair Value Measurement ("ASC 820") provides that the Separate Account is not required to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. Additionally, ASC 820 does not require certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The Separate Account's investments in shares of a portfolio of the Trusts are using NAV as a practical expedient, therefore investments are not categorized within the ASC 820 fair value hierarchy.

Federal Income Taxes

The operations of the Separate Account form a part of the total operations of the Company and are not taxed separately. The Company is taxed as a life insurance company under the provisions of the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Separate Account to the extent the earnings are credited under the Policies. Accordingly, no charge is currently being made to the Separate Account for federal income taxes. The Company will periodically review the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the Policies.

Premium Payments

The Company deducts a sales charge for certain Policies and a state premium tax charge from premiums before amounts are allocated to the Separate Account. In the case of certain Policies, the Company also deducts a federal income tax charge before amounts are allocated to the Separate Account. This federal income tax charge is imposed in connection with certain Policies to recover a portion of the federal income tax adjustment attributable to Policy acquisition expenses. Net premiums are reported as premium payments received from Policy owners on the statements of changes in net assets of the applicable Divisions and are credited as units.

Net Transfers

Assets transferred by the Policy owner into or out of Divisions within the Separate Account or into or out of the fixed account, which is part of the Company's general account, are recorded on a net basis as net transfers in the statements of changes in net assets of the applicable Divisions.

Use of Estimates

The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

Segment Reporting

The Separate Account adopted Financial Accounting Standards Board Update 2023-07, Segment Reporting (Topic 280) — Improvements to Reportable Segment Disclosures ("ASU 2023-07") during the period. The Separate Account's adoption of the new standard impacted financial statement disclosures only and did not affect any Division's financial position or results of operations.

METROPOLITAN TOWER SEPARATE ACCOUNT ONE
OF METROPOLITAN TOWER LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

3.  SIGNIFICANT ACCOUNTING POLICIES — (Concluded)

Segment Reporting — (Concluded)

Each Division of the Separate Account constitutes a single operating segment and therefore, a single reportable segment. The chief operating decision maker ("CODM") oversees the activities of the Separate Account using information of each Division. The Separate Account is engaged in a single line of business as a registered unit investment trust. The Separate Account is a funding vehicle for individual variable life Policies issued by the Company to support the liabilities of the applicable Policies. The Divisions have identified the Company's Assistant Vice President of Life and Annuity Products as the CODM.

The CODM uses the increase (decrease) in net assets from operations as their performance measure in order to make operational decisions while monitoring the net assets of each of the Divisions within the Separate Account. The accounting policies used to measure profit and loss of the segment are the same as those described in the summary of significant accounting policies. The measure of segment assets is reported on the statements of assets and liabilities as net assets. The measure of segment profit and loss is reported on the statements of operations and changes in net assets as increase (decrease) in net assets from operations. All assets and increases (decreases) in net assets from operations are generated in the U.S.

4.  EXPENSES & POLICY CHARGES

The following annual Separate Account charge paid to the Company is an asset-based charge assessed through a daily reduction in unit values, which is recorded as an expense in the accompanying statements of operations of the applicable Divisions:

Mortality and Expense Risk — The mortality risk assumed by the Company is the risk that those insured may die sooner than anticipated and therefore, the Company will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is the risk that expenses incurred in issuing and administering the Policies will exceed the amounts realized from the administrative charges assessed against the Policies.

The table below represents the effective annual rate for the charge for the year ended December 31, 2024:

Mortality and Expense Risk	0.50%

The above referenced charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with a particular Policy.

Separate Account charges referred to in this disclosure are for current charges of the Policies. Policy charges are assessed on a monthly basis through the redemption of units. These charges generally include: cost of insurance ("COI") charges, administrative charges, a Policy fee, and charges for benefits provided by rider, if any. The COI charge is the primary charge under the Policy for the death benefit provided by the Company which may vary by Policy based on underwriting criteria. The administrative charge is $45 annually for each Policy. There is an additional $5 charge for every $1,000 of the Policy face amount in the first Policy year. These charges are paid to the Company and are recorded as Policy charges in the accompanying statements of changes in net assets of the applicable Divisions for the years ended December 31, 2024, 2023 and 2022.

METROPOLITAN TOWER SEPARATE ACCOUNT ONE
OF METROPOLITAN TOWER LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

5.  STATEMENTS OF INVESTMENTS

	As of December 31		For the years ended December 31
	Shares	Cost ($)	Cost of Purchases ($)			Proceeds from Sales ($)
	2024	2024	2024	2023	2022	2024	2023	2022
BHFTI Brighthouse/Wellington Large Cap Research Division	319,379	4,013,040	366,328	534,786	970,403	305,251	935,782	218,874
BHFTII BlackRock Bond Income Division	7,509	785,471	29,868	30,302	24,034	40,047	59,523	46,108
BHFTII BlackRock Ultra-Short Term Bond Division	3,509	352,126	23,818	26,151	4,096	42,330	34,516	29,229
BHFTII Brighthouse/Wellington Balanced Division	33,448	588,795	33,563	19,028	106,030	13,141	36,344	36,757

METROPOLITAN TOWER SEPARATE ACCOUNT ONE
OF METROPOLITAN TOWER LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

6.  SCHEDULES OF UNITS
For the years ended December 31, 2024, 2023 and 2022:

	BHFTI Brighthouse/Wellington Large Cap Research Division			BHFTII BlackRock Bond Income Division
	2024	2023	2022	2024	2023	2022
Units beginning of year	11,463	13,373	13,968	6,999	7,478	7,883
Units issued and transferred from other funding options	144	1,067	217	182	366	328
Units redeemed and transferred to other funding options	(755)	(2,977)	(812)	(525)	(845)	(733)
Units end of year	10,852	11,463	13,373	6,656	6,999	7,478
	BHFTII BlackRock Ultra-Short Term Bond Division			BHFTII Brighthouse/Wellington Balanced Division
	2024	2023	2022	2024	2023	2022
Units beginning of year	11,538	11,935	12,666	4,269	4,512	4,615
Units issued and transferred from other funding options	443	1,171	768	68	99	418
Units redeemed and transferred to other funding options	(1,578)	(1,568)	(1,499)	(121)	(342)	(521)
Units end of year	10,403	11,538	11,935	4,216	4,269	4,512

METROPOLITAN TOWER SEPARATE ACCOUNT ONE
OF METROPOLITAN TOWER LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Concluded)

7.  FINANCIAL HIGHLIGHTS

The following table is a summary of unit values and units outstanding for the Policies, net assets, net investment income ratios, expense ratios, excluding expenses for the underlying portfolio, and total return ratios for the five years ended December 31, 2024:

		As of December 31			For the year ended December 31
		Units	Unit Value ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense[2] Ratio (%)	Total[3] Return (%)
BHFTI Brighthouse/Wellington	2024	10,852	459.42	4,985,502	0.60	0.50	21.17
Large Cap Research	2023	11,463	379.14	4,345,970	0.84	0.50	25.21
Division	2022	13,373	302.80	4,049,268	0.73	0.50	(19.36)
	2021	13,968	375.51	5,244,939	0.86	0.50	23.86
	2020	15,231	303.17	4,617,587	1.13	0.50	21.76
BHFTII BlackRock Bond	2024	6,656	101.35	674,584	4.03	0.50	1.00
Income Division	2023	6,999	100.35	702,301	3.09	0.50	5.31
	2022	7,478	95.29	712,545	2.89	0.50	(14.57)
	2021	7,883	111.54	879,257	2.69	0.50	(0.93)
	2020	8,315	112.59	936,189	3.63	0.50	8.05
BHFTII BlackRock Ultra-Short	2024	10,403	34.94	363,506	5.91	0.50	4.58
Term Bond Division	2023	11,538	33.41	385,511	1.72	0.50	4.53
	2022	11,935	31.97	381,514	—	0.50	0.94
	2021	12,666	31.67	401,137	0.34	0.50	(0.69)
	2020	13,771	31.89	439,159	1.92	0.50	(0.07)
BHFTII Brighthouse/Wellington	2024	4,216	154.56	651,555	1.86	0.50	13.29
Balanced Division	2023	4,269	136.43	582,456	2.19	0.50	17.52
	2022	4,512	116.10	523,787	1.74	0.50	(17.49)
	2021	4,615	140.71	649,385	1.84	0.50	13.46
	2020	4,791	124.02	594,232	2.22	0.50	17.14

1  These amounts represent the dividends, excluding distributions of capital gains, received by the Division from the underlying portfolio, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that are assessed against Policy owner accounts either through reductions in the unit values or the redemption of units. The investment income ratio is calculated for each period indicated or from the effective date through the end of the reporting period. The recognition of investment income by the Division is affected by the timing of the declaration of dividends by the underlying portfolio in which the Division invests.

2  These amounts represent annualized Policy expenses of each of the applicable Divisions, consisting primarily of mortality and expense risk charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to Policy owner accounts through the redemption of units and expenses of the underlying portfolio have been excluded.

3  These amounts represent the total return for the period indicated, including changes in the value of the underlying portfolio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.

Metropolitan Tower Life Insurance Company
Consolidated Financial Statements
As of December 31, 2024 and 2023 and for the Years Ended December 31, 2024, 2023 and 2022
and Independent Auditor’s Report

INDEPENDENT AUDITOR’S REPORT

To the Board of Directors and Stockholder of
Metropolitan Tower Life Insurance Company:

Opinion

We have audited the consolidated financial statements of Metropolitan Tower Life Insurance Company and subsidiaries (a wholly-owned subsidiary of MetLife, Inc.) (the "Company"), which comprise the consolidated balance sheets as of December 31, 2024 and 2023, and the related consolidated statements of operations, comprehensive income (loss), stockholder’s equity, and cash flows for each of the three years in the period ended December 31, 2024, and the related notes to the consolidated financial statements (collectively referred to as the “consolidated financial statements”).

In our opinion, the accompanying consolidated financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2024 and 2023, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2024 in accordance with accounting principles generally accepted in the United States of America.

Basis for Opinion

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Consolidated Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Emphasis of Matter

As discussed in Note 1 to the consolidated financial statement, the Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a stand-alone entity. Our opinion is not modified with respect to this matter.

Responsibilities of Management for the Consolidated Financial Statements

Management is responsible for the preparation and fair presentation of the consolidated financial statements in accordance with accounting principles generally accepted in the United States of America, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the consolidated financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the consolidated financial statements are available to be issued.

Auditor’s Responsibilities for the Audit of the Consolidated Financial Statements

Our objectives are to obtain reasonable assurance about whether the consolidated financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the consolidated financial statements.

In performing an audit in accordance with GAAS, we:
•Exercise professional judgment and maintain professional skepticism throughout the audit.
•Identify and assess the risks of material misstatement of the consolidated financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements.

•Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.
•Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the consolidated financial statements.
•Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

/s/ DELOITTE & TOUCHE LLP

April 4, 2025

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Consolidated Balance Sheets
December 31, 2024 and 2023
(In millions, except share and per share data)

	2024	2023
Assets
Investments:
Fixed maturity securities available-for-sale, at estimated fair value (amortized cost: $35,184 and $29,671, respectively)	$31,771	$26,962
Mortgage loans (net of allowance for credit loss of 93 and 63, respectively)	10,800	9,776
Policy loans	1,442	1,550
Real estate and real estate joint ventures	758	741
Other limited partnership interests	1,166	1,217
Short-term investments, at estimated fair value	167	716
Annuities funding structured settlement claims	5,182	5,251
Other invested assets	1,297	1,148
Total investments	52,583	47,361
Cash and cash equivalents, principally at estimated fair value	1,764	1,697
Accrued investment income	369	324
Premiums, reinsurance and other receivables	11,406	9,416
Deferred policy acquisition costs and value of business acquired	821	732
Current income tax recoverable	135	121
Deferred income tax asset	375	378
Other assets	228	182
Separate account assets	8,431	6,604
Total assets	$76,112	$66,815
Liabilities and Stockholder’s Equity
Liabilities
Future policy benefits	$29,343	$26,540
Policyholder account balances	20,511	18,400
Other policy-related balances	5,854	5,900
Policyholder dividends payable	79	85
Payables for collateral under securities loaned and other transactions	1,818	1,647
Long-term debt	—	107
Other liabilities	7,597	5,031
Separate account liabilities	8,431	6,604
Total liabilities	73,633	64,314
Contingencies and Commitments (Note 14)
Stockholder’s Equity
Common stock, par value $2,000 per share; 4,000 shares authorized; 1,000 shares issued and outstanding	3	3
Additional paid-in capital	2,092	2,092
Retained earnings	1,547	1,577
Accumulated other comprehensive income (loss)	(1,163)	(1,171)
Total stockholder’s equity	2,479	2,501
Total liabilities and stockholder’s equity	$76,112	$66,815
See accompanying notes to the consolidated financial statements.
MTL - 3

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Consolidated Statements of Operations
Years Ended December 31, 2024, 2023 and 2022
(In millions)

	2024	2023	2022
Revenues
Premiums	$4,697	$6,883	$5,760
Universal life and investment-type product policy fees	71	157	240
Net investment income	2,463	2,119	1,784
Other revenues	58	8	94
Net investment gains (losses)	(158)	(542)	38
Net derivative gains (losses)	188	28	304
Total revenues	7,319	8,653	8,220
Expenses
Policyholder benefits and claims	5,773	8,035	6,537
Policyholder liability remeasurement (gains) losses	(17)	17	73
Interest credited to policyholder account balances	563	534	383
Policyholder dividends	123	139	136
Other expenses	459	72	326
Total expenses	6,901	8,797	7,455
Income (loss) before provision for income tax	418	(144)	765
Provision for income tax expense (benefit)	75	(37)	169
Net income (loss)	$343	$(107)	$596
See accompanying notes to the consolidated financial statements.

MTL - 4

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Consolidated Statements of Comprehensive Income (Loss)
Years Ended December 31, 2024, 2023 and 2022
(In millions)

	2024	2023	2022
Net income (loss)	$343	$(107)	$596
Other comprehensive income (loss):
Unrealized investment gains (losses), net of related offsets	(705)	1,336	(5,286)
Deferred gains (losses) on derivatives	143	(269)	312
Future policy benefits discount rate remeasurement gains (losses)	565	(630)	2,084
Foreign currency translation adjustments	9	8	(19)
Other	(1)	2	2
Other comprehensive income (loss), before income tax	11	447	(2,907)
Income tax (expense) benefit related to items of other comprehensive income (loss)	(3)	(94)	611
Other comprehensive income (loss), net of income tax	8	353	(2,296)
Comprehensive income (loss)	$351	$246	$(1,700)
See accompanying notes to the consolidated financial statements.
MTL - 5

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Consolidated Statements of Stockholder’s Equity
Years Ended December 31, 2024, 2023 and 2022
(In millions)

	Common Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total Stockholder’s Equity
Balance at December 31, 2021	$3	$2,092	$1,277	$772	$4,144
Net income (loss)			596		596
Other comprehensive income (loss), net of income tax				(2,296)	(2,296)
Balance at December 31, 2022	3	2,092	1,873	(1,524)	2,444
Dividends paid to MetLife, Inc.			(189)		(189)
Net income (loss)			(107)		(107)
Other comprehensive income (loss), net of income tax				353	353
Balance at December 31, 2023	3	2,092	1,577	(1,171)	2,501
Dividends paid to MetLife, Inc.			(373)		(373)
Net income (loss)			343		343
Other comprehensive income (loss), net of income tax				8	8
Balance at December 31, 2024	$3	$2,092	$1,547	$(1,163)	$2,479
See accompanying notes to the consolidated financial statements.
MTL - 6

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Consolidated Statements of Cash Flows
Years Ended December 31, 2024, 2023 and 2022
(In millions)

	2024	2023	2022
Cash flows from operating activities
Net income (loss)	$343	$(107)	$596
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization expenses	1	1	1
Amortization of premiums and accretion of discounts associated with investments, net	(123)	(89)	(29)
(Gains) losses on investments, net	144	542	(38)
(Gains) losses on derivatives, net	(74)	87	(263)
(Income) loss from equity method investments, net of dividends or distributions	92	83	43
Interest credited to policyholder account balances	745	642	456
Universal life and investment-type product policy fees	(344)	(352)	(361)
Change in fair value option securities	—	—	19
Change in accrued investment income	(49)	(40)	(59)
Change in premiums, reinsurance and other receivables	483	165	446
Change in deferred policy acquisition costs and value of business acquired, net	(89)	(88)	(51)
Change in income tax	(14)	(372)	88
Change in other assets	(54)	(8)	11
Change in insurance-related liabilities and policy-related balances	1,695	2,862	2,454
Change in other liabilities	53	456	(217)
Other, net	(3)	(7)	(9)
Net cash provided by (used in) operating activities	2,806	3,775	3,087
Cash flows from investing activities
Sales, maturities and repayments of:
Fixed maturity securities available-for-sale	8,593	6,387	10,119
Equity securities	2	3	5
Mortgage loans	768	611	527
Real estate and real estate joint ventures	—	23	284
Other limited partnership interests	94	38	108
Short-term investments	1,061	2,151	550
Purchases and originations of:
Fixed maturity securities available-for-sale	(12,202)	(9,719)	(10,579)
Equity securities	—	—	(21)
Mortgage loans	(1,873)	(1,330)	(2,913)
Real estate and real estate joint ventures	(86)	(177)	(343)
Other limited partnership interests	(149)	(166)	(229)
Short-term investments	(486)	(2,338)	(721)
Cash received in connection with freestanding derivatives	57	73	71
Cash paid in connection with freestanding derivatives	(42)	(74)	(147)
Net change in policy loans	108	54	43
Net change in other invested assets	13	(343)	(308)
Other, net	1	3	2
Net cash provided by (used in) investing activities	$(4,141)	$(4,804)	$(3,552)
See accompanying notes to the consolidated financial statements.
MTL - 7

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Consolidated Statements of Cash Flows — (continued)
Years Ended December 31, 2024, 2023 and 2022
(In millions)

	2024	2023	2022
Cash flows from financing activities
Policyholder account balances:
Deposits	$9,793	$8,882	$7,717
Withdrawals	(8,082)	(7,331)	(5,874)
Net change in payables for collateral under securities loaned and other transactions	171	(280)	(425)
Long-term debt repaid	(107)	—	—
Dividends paid to MetLife, Inc.	(373)	(189)	—
Net cash provided by (used in) financing activities	1,402	1,082	1,418
Change in cash and cash equivalents	67	53	953
Cash and cash equivalents, beginning of year	1,697	1,644	691
Cash and cash equivalents, end of year	$1,764	$1,697	$1,644
Supplemental disclosures of cash flow information
Net cash paid (received) for:
Interest	$4	$8	$8
Income tax	$88	$333	$82
Non-cash transactions:
Fair value option securities transferred to an affiliate	$—	$—	$186
Fixed maturity securities available-for-sale disposed of in connection with a reinsurance transaction	$—	$2,457	$—
Fixed maturity securities available-for-sale received in connection with pension risk transfer transactions	$1,762	$1,636	$1,258
Fixed maturity securities available-for-sale received from an affiliate	$—	$—	$328
Fixed maturity securities available-for-sale transferred to an affiliate	$—	$—	$139
Mortgage loans disposed of in connection with a reinsurance transaction	$—	$86	$—
Real estate and real estate joint ventures acquired in satisfaction of debt	$1	$1	$29
Real estate and real estate joint ventures received from an affiliate	$—	$—	$144
Real estate and real estate joint ventures transferred to an affiliate	$—	$—	$144
Other invested assets received in connection with the sale of other limited partnership interests	$75	$—	$—
See accompanying notes to the consolidated financial statements.

MTL - 8

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements
1. Business, Basis of Presentation and Summary of Significant Accounting Policies
Business
Metropolitan Tower Life Insurance Company (“MTL”) and its subsidiaries (collectively, the “Company”) is a wholly-owned subsidiary of MetLife, Inc. The Company is domiciled in Nebraska and is licensed to transact insurance business in, and is subject to regulation by all 50 states and the District of Columbia, Canada and Puerto Rico. The Company is actively selling to institutional customers a broad range of annuity and investment products, including guaranteed investment contracts and other stable value products, pension risk transfer products, including United Kingdom (“U.K.”) longevity reinsurance and funded reinsurance, post-retirement medical benefit products, structured settlements and certain products to fund company-, bank- or trust-owned life insurance used to finance nonqualified benefit programs for executives. The Company no longer markets individual annuities, variable and universal life insurance, and traditional life insurance.
Basis of Presentation
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported on the consolidated financial statements. In applying these policies and estimates, management makes subjective and complex judgments that frequently require assumptions about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company’s business and operations. Actual results could differ from these estimates.
Consolidation
The accompanying consolidated financial statements include the accounts of MTL and its subsidiaries, as well as partnerships in which the Company has a controlling financial interest. Intercompany accounts and transactions are eliminated.
The Company uses either the equity method of accounting or the fair value option (“FVO”) for its investments in real estate joint ventures (“REJV”) and other limited partnership interests (“OLPI”) when it has more than a minor ownership interest or more than a minor influence over the investee’s operations. The Company generally recognizes its share of the investee’s earnings in net investment income on a three-month lag in instances where the investee’s financial information is not sufficiently timely or when the investee’s reporting period differs from the Company’s reporting period.
Since the Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a stand-alone entity.
Separate Accounts
Separate accounts are established in conformity with insurance laws. Generally, the assets of the separate accounts cannot be used to settle the liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. The Company separately reports, as separate account assets and liabilities, investments held in separate accounts and corresponding policyholder liabilities of the same amount if all of the following criteria are met:
•such separate accounts are legally recognized;
•assets supporting the contract liabilities are legally insulated from the Company’s general account liabilities;
•investment objectives are directed by the contractholder; and
•all investment performance, net of contract fees and assessments, is passed through to the contractholder.
MTL - 9

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
The Company reports separate account assets at their fair value, which is based on the estimated fair values of the underlying assets comprising the individual separate account portfolios. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to contractholders of such separate accounts are offset within the same line on the statements of operations. Separate accounts credited with a contractual investment return are not reported as separate account assets and liabilities and are combined on a line-by-line basis with the Company’s general account assets, liabilities, revenues and expenses and the accounting for these investments is consistent with the methodologies described herein for similar financial instruments held within the general account.
The Company’s revenues reflect fees charged to the separate accounts, including mortality charges, risk charges, policy administration fees, investment management fees and surrender charges. Such fees are included in universal life and investment-type product policy fees on the statements of operations.
Summary of Significant Accounting Policies
The following table presents the Company’s significant accounting policies with cross-references to the notes which provide additional information on such policies.

Accounting Policy	Note
Future Policy Benefit Liabilities	2
Policyholder Account Balances	3
Deferred Policy Acquisition Costs and Value of Business Acquired	5
Reinsurance	6
Investments	7
Derivatives	8
Fair Value	9
Income Tax	13
Litigation Contingencies	14
Future Policy Benefit Liabilities
Traditional Non-participating and Limited-payment Long-duration products
The Company establishes future policy benefit liabilities (“FPBs”) for amounts payable under traditional non-participating and limited-payment long-duration insurance and reinsurance policies which include, but are not limited to, annuities products which include pension risk transfers, structured settlements and institutional income annuities. Effective January 1, 2023, the Company adopted an accounting pronouncement related to targeted improvements to the accounting for long-duration contracts (“LDTI”) with a January 1, 2021 transition date (the “LDTI Transition Date”). Generally, amounts are payable over an extended period of time and the related liabilities are calculated as the present value of future expected benefits and claim settlement expenses to be paid, reduced by the present value of future expected net premiums.
FPBs are measured as cohorts (e.g., groups of long-duration contracts), with the exception of pension risk transfers and longevity reinsurance solutions contracts, each of which is generally considered its own cohort. Contracts from different subsidiaries or branches, issue years, benefit currencies and product types are not grouped together in the same cohort.
Such liabilities are established based on methods and underlying assumptions in accordance with GAAP and applicable actuarial standards. A net premium ratio (“NPR”) approach is utilized, where net premiums (i.e., the portion of gross premiums required to fund expected insurance benefits and claim settlement expenses) are accrued each period as FPBs. The NPR used to accrue the FPB in each period is determined by using the historical and present value of expected future benefits and claim settlement expenses for the cohort divided by the historical and present value of expected future gross premiums for the cohort.
MTL - 10

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
Cash flow assumptions are incorporated into the calculation of a cohort's NPR and FPB reserve. These assumptions are used to project the amount and timing of expected benefits and claim settlement expenses to be paid and the expected amount of premiums to be collected for a cohort. The principal inputs and assumptions used in the establishment of FPBs are actual premiums, actual benefits, in-force policies, and best estimate cash flow assumptions to project future premium and benefit amounts. The Company’s primary best estimate cash flow assumptions include expectations related to mortality, morbidity, termination, claim settlement expense, policy lapse, renewal, retirement, disability incidence, disability terminations, inflation and other contingent events as appropriate to the respective product type and geographical area. Generally, the NPR and FPB reserve are updated retrospectively on a quarterly basis for actual experience and at least once a year for any changes in future cash flow assumptions, except for claim settlement expenses, for which the Company has elected to lock in assumptions at the LDTI Transition Date or inception (for contracts sold after the LDTI Transition Date), as allowed by LDTI. The resulting remeasurement (gain) loss is recorded through net income and reflects the impact of the change in the NPR based on experience at the end of the quarter applied to the cumulative premiums received from the inception of the cohort (or from the LDTI Transition Date for contracts issued prior to the LDTI Transition Date) to the beginning of the quarter. The total contractual profit pattern is recognized over the expected life of the cohort by retrospectively updating the NPR. If net premiums exceed gross premiums (i.e., expected benefits exceed expected gross premiums), the FPB is increased, and a corresponding adjustment is recognized immediately in net income.
The change in FPB reflected in the statement of operations is calculated using a locked-in discount rate. For products issued prior to the LDTI Transition Date, a cohort level locked-in discount rate was developed that reflected the interest accretion rates that were locked in at inception of the underlying contracts (unless there was a historical premium deficiency event that resulted in updating the interest accretion rate prior to the LDTI Transition Date), or the acquisition date for contracts acquired through an assumed in-force reinsurance transaction or a business combination. For contracts issued subsequent to the LDTI Transition Date, the upper-medium grade discount rate used for interest accretion is locked in for the cohort and represents the original upper-medium grade discount rate at the issue date of the underlying contracts. The FPB for all cohorts is remeasured to a current upper-medium grade discount rate at each reporting date through other comprehensive income (loss) (“OCI”).
The Company generally interprets the upper-medium grade discount rate to be a rate comparable to that of a corporate single A rate that reflects the duration characteristics of the liability. The upper-medium grade discount rate for the products that are included in the disaggregated rollforwards in Note 2 which are issued in the U.S. is determined by using observable market data, including published single A base curves. The last liquid point on the upper-medium grade discount curve grades to an ultimate forward rate, which is derived using assumptions of economic growth, inflation, and a long-term upper-medium grade spread.
For limited-payment long-duration contracts, the collection of premiums does not represent the completion of the earnings process, therefore, any gross premiums received in excess of net premiums is deferred and amortized as a deferred profit liability (“DPL”). The DPL is presented within FPBs and is amortized in proportion to either the present value of expected benefit payments or insurance in-force of each cohort to ensure that profits are recognized over the life of the underlying policies in that cohort, regardless of when premiums are received. This amortization of the DPL is recorded through net income within policyholder benefits and claims. Consistent with the Company’s measurement of traditional long-duration products, management also recognizes an FPB reserve for limited-payment contracts that is representative of the difference between the present value of expected future benefits and the present value of expected future net premiums, subject to retrospective remeasurement through net income and OCI, as described above. The DPL is also subject to retrospective remeasurement through net income, however, it is not remeasured for changes in discount rates.
When a cohort’s present value of future net premiums exceeds the present value of future benefits, a “flooring” adjustment is required. The flooring adjustment ensures that the liability for FPBs for each cohort is not less than zero, and is reported in net income or OCI, depending on whether the flooring relates to the FPBs discounted at the locked-in discount rate versus the current upper-medium grade discount rate, respectively.
Traditional Participating Products
The Company establishes FPBs for traditional participating contracts in the U.S., which include whole and term life participating contracts using a net premium approach, similar to traditional non-participating contracts. However, for
MTL - 11

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
participating contracts, the discount rate and actuarial assumptions are locked in at inception, include a provision for adverse deviation, and all changes in the associated FPBs are reported within policyholder benefits and claims. For traditional participating contracts, the Company reviews its estimates of actuarial liabilities for future benefits and compares them with current best estimate assumptions. The Company revises estimates, to increase FPBs, if the Company determines that the liabilities previously established for future benefit payments less future expected net premiums in the aggregate for this line of business prove inadequate.
Additional Insurance Liabilities
Liabilities for universal life policies with secondary guarantees (“ULSG”) and paid-up guarantees are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the life of the contract based on total expected assessments. The additional insurance liabilities are updated retrospectively on a quarterly basis for actual experience and at least once a year for any changes in future cash flow assumptions. The assumptions used in estimating the secondary and paid-up guarantee liabilities are investment income, mortality, lapse, and premium payment pattern and persistency. The assumptions of investment performance and volatility for variable products are consistent with historical experience of appropriate underlying equity indices, such as the Standard & Poor’s Global Ratings (“S&P”) 500 Index. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.
The resulting adjustments are recorded as policyholder liability remeasurement (gains) losses in the statement of operations reflecting the impact on the change in the ratio of benefits payable to total assessments over the life of the contract based on experience at the end of the quarter applied to the cumulative assessments received as of the beginning of the quarter.
Premium Deficiency Reserves
Premium deficiency reserves may be established for short-duration contracts to provide for expected future losses and certain expenses that exceed unearned premiums. These reserves are based on actuarial estimates of the amount of loss inherent in that period, including losses incurred for which claims have not been reported. The provisions for unreported claims are calculated using studies that measure the historical length of time between the incurred date of a claim and its eventual reporting to the Company.
For universal life-type and certain participating contracts, a premium deficiency reserve may be established when existing contract liabilities, together with the present value of future fees and/or premiums, are not sufficient to cover the present value of future benefits and settlement costs.
Anticipated investment income is also considered in the calculations of premium deficiency reserves for short-duration contracts, as well as universal life-type and certain participating contracts.
Policyholder Account Balances
Policyholder account balances (“PABs”) represent the amount held by the Company on behalf of the policyholder at each reporting date. This amount includes deposits received from the policyholder, interest credited to the policyholder’s account balance, net of charges assessed against the account balance, and any policyholder withdrawals. This balance also includes liabilities for structured settlement and institutional income annuities, and certain other contracts, that do not contain significant insurance risk.
Market Risk Benefits
As defined by LDTI, market risk benefits (“MRBs”) are contracts or contract features that guarantee benefits, such as guaranteed minimum benefits, in addition to an account balance, which expose insurance companies to other than nominal capital market risk (e.g., equity price, interest rate, and/or foreign currency exchange risk) and protect the contractholder from the same risk. These contracts and contract features were generally recorded as embedded derivatives or additional insurance liabilities prior to the LDTI Transition Date. Certain contracts may have multiple contract features or guarantees. In these cases, each feature is separately evaluated to determine whether it meets the definition of an MRB at contract inception. If a contract includes multiple benefits that meet the definition of an MRB, those benefits are aggregated and measured as a single compound MRB.
MTL - 12

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
All identified MRBs are required to be measured at estimated fair value, whether the contract or contract feature represents a direct, assumed or ceded capital market risk. All MRBs in an asset position are aggregated and presented as an asset, and all MRBs in a liability position are aggregated and presented as a liability. MRB assets of $22 million and $12 million are reported in other assets on the consolidated balance sheets as of December 31, 2024 and 2023, respectively. Changes in the estimated fair value of MRBs are recognized in net income, except for the portion of the fair value change attributable to the change in nonperformance risk of the Company which is recorded as a separate component of OCI.
The Company generally uses an attributed fee approach to value MRBs, where the attributed fee is determined at contract inception by estimating the fair value of expected future benefits and the expected future fees. The attributed fee percentage is the portion of the expected future fees due from contractholders deemed necessary at contract inception to fund all future expected benefits. This typically results in a zero fair value for the MRB at inception. The estimated fair value of the expected future benefits is estimated using a stochastically-generated set of risk-neutral scenarios. Once calculated, the attributed fee percentage is fixed and does not change over the life of the contract. All fees due from contractholders in excess of the attributed fees are reported in universal life and investment-type product policy fees.
Other Policy-Related Balances
Other policy-related balances include policy and contract claims, premiums received in advance, unearned revenue (“UREV”) liabilities, obligations assumed under structured settlement assignments, policyholder dividends due and unpaid and policyholder dividends left on deposit.
The Company assumed structured settlement claim obligations as an assignment company. These liabilities are measured at the present value of the future periodic claims to be provided. The Company received a fee for assuming these claim obligations and, as the assignee of the claim, is legally obligated to ensure periodic payments are made to the claimant. See Note 7 for additional information on obligations assumed under structured settlement assignments.
The liability for policy and contract claims generally relates to incurred but not reported (“IBNR”) death claims. In addition, generally included in other policy-related balances are claims which have been reported but not yet settled. The liability for these claims is based on the Company’s estimated ultimate cost of settling all claims. The Company derives estimates for the development of IBNR claims principally from analyses of historical patterns of claims by business line. The methods used to determine these estimates are continually reviewed. Adjustments resulting from this continuous review process and differences between estimates and payments for claims are recognized in policyholder benefits and claims expense in the period in which the estimates are changed or payments are made.
The Company accounts for the prepayment of premiums on its individual life, group life and health contracts as premiums received in advance. These amounts are then recognized in premiums when due.
The UREV liability relates to universal life and investment-type products and represents policy charges for services to be provided in future periods. The charges are deferred as UREV and amortized on a basis consistent with the methodologies and assumptions used for amortizing deferred policy acquisition costs (“DAC”) for the related contracts. Changes in the UREV liability for each period (representing deferrals less amortization) are reported in universal life and investment-type product policy fees. The Company’s UREV liabilities were $13 million and $15 million at December 31, 2024 and 2023, respectively.
Recognition of Insurance Revenues and Deposits
Premiums related to long-duration whole and term life products, individual disability, individual and group fixed annuities (including pension risk transfers, certain structured settlements and certain income annuities) and participating products are recognized as revenues when due from policyholders. Policyholder benefits and expenses are provided to recognize profits over the estimated lives of the insurance policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred as a DPL and recognized into earnings in a constant relationship to insurance in-force or, for annuities, the present value of expected FPB payments.
Premiums related to short-duration group term life and disability contracts are recognized on a pro rata basis over the applicable contract term. Unearned premiums, representing the portion of premium written related to the unexpired coverage, are reflected as liabilities until earned.
MTL - 13

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
Deposits related to universal life and investment-type products are credited to PABs. Revenues from such contracts consist of fees for mortality, policy administration and surrender charges and are recorded in universal life and investment-type product policy fees in the period in which services are provided. Amounts that are charged to earnings include interest credited and benefit claims incurred in excess of related PABs.
All revenues and expenses are presented net of ceded reinsurance, as applicable.
Deferred Policy Acquisition Costs and Value of Business Acquired
The Company incurs significant costs in connection with acquiring new and renewal insurance business. Costs that are related directly to the successful acquisition or renewal of insurance contracts are capitalized as DAC. Such costs include:
•incremental direct costs of contract acquisition, such as commissions;
•the portion of an employee’s total compensation and benefits related to time spent selling, underwriting or processing the issuance of new and renewal insurance business only with respect to actual policies acquired or renewed; and
•other essential direct costs that would not have been incurred had a policy not been acquired or renewed.
All other acquisition-related costs, including those related to general advertising and solicitation, market research, agent training, product development, unsuccessful sales and underwriting efforts, as well as all indirect costs, are expensed as incurred.
Value of business acquired (“VOBA”) is an intangible asset resulting from a business combination that represents the excess of book value over the estimated fair value of acquired insurance, annuity, and investment-type contracts in-force at the acquisition date. The estimated fair value of the acquired liabilities is based on projections, by each block of business, of future policy and contract charges, premiums, mortality and morbidity, separate account performance, surrenders, operating expenses, investment returns, nonperformance risk adjustment and other factors. Actual experience with the purchased business may vary from these projections. VOBA is subject to periodic recoverability testing for traditional life and limited-payment contracts, as well as universal life type contracts.
DAC and VOBA for most long-duration products are amortized on a constant-level basis that approximates straight-line amortization on an individual contract basis. The DAC and VOBA related to limited-payment annuities are amortized over expected benefit payments, and for all other long-duration products are generally amortized in proportion to policy count. For short-duration products, DAC and VOBA are amortized in proportion to actual and expected future earned premiums.
DAC and VOBA are aggregated on the financial statements for reporting purposes. See Note 5 for additional information on DAC and VOBA amortization. Amortization of DAC and VOBA is included in other expenses.
Reinsurance
For each of its reinsurance agreements, the Company determines whether the agreement provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. Cessions under reinsurance agreements do not discharge the Company’s obligations as the primary insurer. The Company reviews all contractual features, including those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.
For reinsurance of existing in-force blocks of long-duration contracts that transfer significant insurance risk, the difference, if any, between the net consideration paid (received), and the liabilities ceded (assumed) related to the underlying reinsured contracts is generally considered the net cost of reinsurance at the inception of the reinsurance agreement. The net cost of reinsurance is amortized on a basis consistent with the methodologies and assumptions used for amortizing DAC related to the underlying reinsured contracts. Subsequent accounting for in-force blocks and new business assumed is the same as if the business was directly sold by the Company.
For prospective reinsurance of short-duration contracts that meet the criteria for reinsurance accounting, amounts paid (received) are recorded as ceded (assumed) premiums and ceded (assumed) unearned premiums. Ceded (assumed) unearned premiums are reflected as a component of premiums, reinsurance and other receivables (future policy benefits). Such amounts are amortized through earned premiums over the remaining contract period in proportion to the amount of
MTL - 14

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
insurance protection provided. For retroactive reinsurance of short-duration contracts that meet the criteria for reinsurance accounting, amounts paid (received) in excess of the related insurance liabilities ceded (assumed) are recognized immediately as a loss and are reported in policyholder benefits and claims. Any gain by the ceding entity on such retroactive agreement is deferred as a liability and is amortized over the estimated remaining settlement period.
The reinsurance recoverable for traditional non-participating and limited-payment contracts is generally measured using a net premium methodology to accrue the projected net gain or loss on reinsurance in proportion to the gross premiums of the underlying reinsured cohorts; and is updated retrospectively on a quarterly basis for actual experience and at least once a year for any changes in cash flow assumptions. The locked-in discount rate used to measure changes in the reinsurance recoverable recorded in net income was established at the LDTI Transition Date, or at the inception of the reinsurance coverage for reinsurance agreements entered into subsequent to the LDTI Transition Date. The reinsurance recoverable is remeasured to an upper-medium grade discount rate through OCI at each reporting date, similar to the underlying reinsured contracts. The reinsurance recoverable for other long-duration contracts and associated contract features is measured using assumptions and methods generally consistent with the underlying direct policies.
Amounts currently recoverable under reinsurance agreements are included in premiums, reinsurance and other receivables and amounts payable including funds withheld liabilities on coinsurance or modified coinsurance agreements are included in other liabilities. Assets and liabilities relating to reinsurance agreements with the same reinsurer may be recorded net on the balance sheet, if a right of offset exists within the reinsurance agreement. In the event that reinsurers do not meet their obligations to the Company under the terms of the reinsurance agreements, or when events or changes in circumstances indicate that its carrying amount may not be recoverable, reinsurance recoverable balances could become uncollectible. In such instances, reinsurance recoverable balances are stated net of an allowance for credit loss (“ACL”).
The funds withheld liability represents amounts withheld by the Company in accordance with the terms of the reinsurance agreements. The Company withholds the funds rather than transferring the underlying investments and, as a result, records funds withheld liability within other liabilities. The Company recognizes interest on funds withheld, included in other expenses, at rates defined by the terms of the agreement which may be contractually specified or directly related to the investment portfolio.
Premiums, fees, policyholder liability remeasurement (gains) losses, and policyholder benefits and claims include amounts assumed under reinsurance agreements and are reported net of reinsurance ceded. Amounts received from reinsurers for policy administration are reported in other expenses.
If the Company determines that a reinsurance agreement does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the agreement using the deposit method of accounting. Deposits received are included in other liabilities and deposits made are included within premiums, reinsurance and other receivables. As amounts are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on such deposits is recorded as other revenues or other expenses, as appropriate. Periodically, the Company evaluates the adequacy of the expected payments or recoveries and adjusts the deposit asset or liability through other revenues or other expenses, as appropriate.
Investments
Net Investment Income
Net investment income includes primarily interest income, including amortization of premium and accretion of discount, prepayment fees, dividend income, rental income and equity method income and is net of related investment expenses. Net investment income also includes: (i) realized gains (losses) on investments sold or disposed and (ii) unrealized gains (losses) recognized in earnings, representing changes in estimated fair value, primarily for FVO securities.
Net Investment Gains (Losses)
Net investment gains (losses) include primarily (i) realized gains (losses) from sales and other disposals of investments, which are determined by specific identification, (ii) intent-to-sell impairment losses on fixed maturity securities available-for-sale (“AFS”) and impairment losses on all other asset classes, and to a lesser extent, (iii) recognized gains (losses). Recognized gains (losses) are primarily comprised of the change in the ACL and unrealized gains (losses) for certain investments for which changes in estimated fair value are recognized in earnings. Changes in
MTL - 15

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
the ACL include both (i) provisions for credit loss on fixed maturity securities AFS, mortgage loans and certain leases, and (ii) subsequent changes in the ACL. Unrealized gains (losses), representing changes in estimated fair value recognized in earnings, primarily relate to equity securities and certain OLPI and REJV.
Accrued Investment Income
Accrued investment income is presented separately on the consolidated balance sheet and excluded from the carrying value of the related investments, primarily fixed maturity securities and mortgage loans.
Fixed Maturity Securities
The majority of the Company’s fixed maturity securities are classified as AFS and are reported at their estimated fair value. Changes in the estimated fair value of these securities not recognized in earnings representing unrecognized unrealized investment gains (losses) are recorded as a separate component of OCI, net of policy-related amounts and deferred income taxes. All security transactions are recorded on a trade date basis. Sales of securities are determined on a specific identification basis.
Interest income and prepayment fees are recognized when earned. Interest income is recognized using an effective yield method giving effect to amortization of premium and accretion of discount, and is based on the estimated economic life of the securities, which for mortgage-backed and asset-backed securities considers the estimated timing and amount of prepayments of the underlying loans. See Note 7 “— Fixed Maturity Securities AFS — Methodology for Amortization of Premium and Accretion of Discount on Structured Products.” The amortization of premium and accretion of discount also take into consideration call and maturity dates. Generally, the accrual of income is ceased and accrued investment income that is considered uncollectible is recognized as a charge within net investment gains (losses) when securities are impaired.
The Company periodically evaluates these securities for impairment. The assessment of whether impairments have occurred is based on management’s case-by-case evaluation of the underlying reasons for the decline in estimated fair value as described in Note 7 “— Fixed Maturity Securities AFS — Evaluation of Fixed Maturity Securities AFS for Credit Loss.”
For securities in an unrealized loss position, a credit loss is recognized in earnings within net investment gains (losses) when it is anticipated that the amortized cost, excluding accrued investment income, will not be recovered. When either: (i) the Company has the intent to sell the security; or (ii) it is more likely than not that the Company will be required to sell the security before recovery, the reduction of amortized cost and the loss recognized in earnings is the entire difference between the security’s amortized cost and estimated fair value. If neither of these conditions exists, the difference between the amortized cost of the security and the present value of projected future cash flows expected to be collected is recognized in earnings as a credit loss by establishing an ACL with a corresponding charge recorded in net investment gains (losses). However, the ACL is limited by the amount that the fair value is less than the amortized cost. This limitation is known as the “fair value floor.” If the estimated fair value is less than the present value of projected future cash flows expected to be collected, this portion of the decline in value related to other-than-credit factors (“noncredit loss”) is recorded in OCI as an unrecognized loss.
For purchased credit deteriorated fixed maturity securities AFS and financing receivables, an ACL is established at acquisition, which is added to the purchase price to establish the initial amortized cost of the investment and is not recognized in earnings.
Mortgage Loans
The Company may originate mortgage loans. The Company also acquires mortgage loans through an affiliate. The affiliate originates and acquires mortgage loans and the Company simultaneously purchases participation interests under a participation agreement. Mortgage loans acquired from affiliates that do not meet the conditions for sale accounting are treated as mortgage secured loans and reported within mortgage loans on the balance sheet.
The Company disaggregates its mortgage loan investments into three portfolio segments: commercial, agricultural and residential. Also included in commercial mortgage loans are revolving line of credit loans collateralized by commercial properties. The accounting policies that are applicable to all portfolio segments are presented below and the accounting policies related to each of the portfolio segments are included in Note 7.
MTL - 16

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
The Company recognizes an ACL in earnings within net investment gains (losses) at time of purchase based on expected lifetime credit loss on mortgage loans, in an amount that represents the portion of the amortized cost basis of such mortgage loans that the Company does not expect to collect, resulting in mortgage loans being presented at the net amount expected to be collected.
The Company ceases to accrue interest when the collection of interest is not considered probable, which is based on a current evaluation of the status of the borrower, including the number of days past due. When a loan is placed on non-accrual status, uncollected past due accrued interest income that is considered uncollectible is charged-off against net investment income. Generally, the accrual of interest income resumes after all delinquent amounts are paid and management believes all future principal and interest payments will be collected. The Company records cash receipts on non-accruing loans in accordance with the loan agreement. The Company records charge-offs of mortgage loan balances not considered collectible upon the realization of a credit loss, for commercial and agricultural mortgage loans typically through foreclosure. The charge-off is recorded in net investment gains (losses), net of amounts recognized in ACL. Cash recoveries on principal amounts previously charged-off are generally reported in net investment gains (losses). Upon foreclosure, the mortgage is de-recognized, the collateral received is recognized at fair value, and any difference between the net carrying value of the mortgage loan and the fair value of the collateral received is recognized within net investment gains (losses).
Mortgage loans are stated at unpaid principal balance, adjusted for any unamortized premium or discount, deferred fees or expenses, and are net of ACL. Interest income and prepayment fees are recognized when earned. Interest income is recognized using an effective yield method giving effect to amortization of premium and deferred expenses and accretion of discount and deferred fees.
Policy Loans
Policy loans are stated at unpaid principal balances. Interest income is recognized as earned using the contractual interest rate. Generally, accrued interest is capitalized on the policy’s anniversary date. Valuation allowances are not established for policy loans, as they are fully collateralized by the cash surrender value of the underlying insurance policies. Any unpaid principal and accrued interest are deducted from the cash surrender value or the death benefit prior to settlement of the insurance policy.
Real Estate
Real estate is stated at cost less accumulated depreciation. Depreciation is recognized on a straight-line basis, without any provision for salvage value, over the estimated useful life of the asset (typically up to 55 years). Rental income is recognized on a straight-line basis over the term of the respective leases. The Company periodically reviews its real estate for impairment and tests for recoverability when the carrying value of the real estate exceeds its estimated fair value and whenever events or changes in circumstances indicate the carrying value may not be recoverable. Properties whose carrying values are greater than their estimated undiscounted cash flows are written down to their estimated fair value.
Real estate for which the Company commits to a plan to sell within one year and actively markets in its current condition for a reasonable price in comparison to its estimated fair value is classified as held-for-sale and is not depreciated. Real estate held-for-sale is stated at the lower of depreciated cost or estimated fair value less estimated disposition costs.
Real Estate Joint Ventures and Other Limited Partnership Interests
The Company uses the equity method of accounting or the FVO for an investee when it has more than a minor ownership interest or more than a minor influence over the investee’s operations but does not hold a controlling financial interest, including when the Company is not deemed the primary beneficiary of a variable interest entity (“VIE”). Under the equity method, the Company recognizes its share of the investee’s earnings within net investment income. Contributions made by the Company increase carrying value and distributions received by the Company reduce carrying value. The Company generally recognizes its share of the investee’s earnings on a three-month lag in instances where the investee’s financial information is not sufficiently timely or when the investee’s reporting period differs from the Company’s reporting period.
MTL - 17

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
The Company accounts for its interest in REJV and OLPI in which it has virtually no influence over the investee’s operations at estimated fair value. Unrealized gains (losses), representing changes in estimated fair value of these investments, are recognized in earnings within net investment gains (losses). Due to the nature and structure of these investments, they do not meet the characteristics of an equity security in accordance with applicable accounting guidance.
The Company consolidates REJV and OLPI when it holds a controlling financial interest, or it is deemed the primary beneficiary of an investee that is a VIE.
The Company routinely evaluates its equity method investments for impairment whenever events or changes in circumstances indicate that the carrying amount is not recoverable and exceeds its estimated fair value. When it is determined an equity method investment has had a loss in value that is other than temporary, an impairment is recognized. Such an impairment is charged to net investment gains (losses).
Short-term Investments
Short-term investments include highly liquid securities and other investments with remaining maturities of one year or less, but greater than three months, at the time of purchase. Securities included within short-term investments are stated at estimated fair value, while other investments included within short-term investments are stated at amortized cost less ACL, which approximates estimated fair value.
Annuities Funding Structured Settlement Claims
Annuities funding structured settlement claims represent annuities funding claims assumed by the Company in its capacity as a structured settlements assignment company. The annuities are stated at their contract value, which represents the present value of the future periodic claim payments to be provided. The net investment income recognized reflects the amortization of discount of the annuity at its implied effective interest rate.
Other Invested Assets
Other invested assets consist principally of the following:
•Company-owned life insurance policies are carried at cash surrender value.
•Freestanding derivatives with positive estimated fair values which are described in “— Derivatives” below.
•Affiliated investments are comprised of affiliated loans which are stated at unpaid principal balance adjusted for any unamortized premium or discount. Interest income is recognized using an effective yield method giving effect to amortization of premium and accretion of discount.
•Investments in Federal Home Loan Bank of New York (“FHLBNY”) common stock are carried at redemption value and are considered restricted investments until redeemed by FHLBNY. Dividends are recognized in net investment income when declared.
•Equity securities are reported at their estimated fair value, with changes in estimated fair value included in net investment gains (losses). Sales of securities are determined on a specific identification basis. Dividends are recognized in net investment income when declared.
Securities Lending Transactions
The Company accounts for securities lending transactions as financing arrangements and the associated liability is recorded at the amount of cash received. The securities loaned or sold under these agreements are included in invested assets. Income and expenses associated with securities lending transactions are recognized as investment income and investment expense, respectively, within net investment income.
The Company enters into securities lending transactions, whereby securities are loaned to unaffiliated financial institutions. The Company obtains collateral at the inception of the loan, usually cash, in an amount generally equal to 102% of the estimated fair value of the securities loaned, and maintains it at a level greater than or equal to 100% for the duration of the loan. Securities loaned under such transactions may be sold or re-pledged by the transferee. The Company is liable to return to the counterparties the cash collateral received. Security collateral on deposit from counterparties in connection with securities lending transactions may not be sold or re-pledged, unless the counterparty is
MTL - 18

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
in default, and is not reflected on the Company’s consolidated financial statements. The Company monitors the ratio of the collateral held to the estimated fair value of the securities loaned on a daily basis and additional collateral is obtained as necessary throughout the duration of the loan.
Derivatives
Freestanding Derivatives
Freestanding derivatives are carried on the Company’s balance sheet either as assets within other invested assets or as liabilities within other liabilities at estimated fair value. The Company does not offset the estimated fair value amounts recognized for derivatives executed with the same counterparty under the same master netting agreement.
Accruals on derivatives are generally recorded in accrued investment income or within other liabilities. However, accruals that are not scheduled to settle within one year are included with the derivative’s carrying value in other invested assets or other liabilities.
If a derivative is not designated as an accounting hedge or its use in managing risk does not qualify for hedge accounting, changes in the estimated fair value of the derivative are reported in net derivative gains (losses) except for economic hedges of FVO securities, which are reported in net investment income.
Hedge Accounting
To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge. Hedge designation and financial statement presentation of changes in estimated fair value of the hedging derivatives are as follows:
•Fair value hedge - a hedge of the estimated fair value of a recognized asset or liability - in the same line item as the earnings effect of the hedged item. The carrying value of the hedged recognized asset or liability is adjusted for changes in its estimated fair value due to the hedged risk.
•Cash flow hedge - a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability - in OCI and reclassified into the statement of operations when the Company’s earnings are affected by the variability in cash flows of the hedged item.
The changes in estimated fair values of the hedging derivatives are exclusive of any accruals that are separately reported on the statement of operations within interest income or interest expense to match the location of the hedged item.
In its hedge documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument’s effectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and at least quarterly throughout the life of the designated hedging relationship. Assessments of hedge effectiveness are also subject to interpretation and estimation and different interpretations or estimates may have a material effect on the amount reported in net income.
The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item; (ii) the derivative expires, is sold, terminated, or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur; or (iv) the derivative is de-designated as a hedging instrument.
When hedge accounting is discontinued because it is determined that the derivative is not highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item, the derivative continues to be carried on the balance sheet at its estimated fair value, with changes in estimated fair value recognized in net derivative gains (losses). The carrying value of the hedged recognized asset or liability under a fair value hedge is no longer adjusted for changes in its estimated fair value due to the hedged risk, and the cumulative adjustment to its carrying value is amortized into income over the remaining life of the hedged item. The changes in estimated fair value of derivatives related to discontinued cash flow hedges remain in OCI unless it is probable that the hedged forecasted transaction will not occur.
MTL - 19

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
When hedge accounting is discontinued because it is no longer probable that the forecasted transactions will occur on the anticipated date or within two months of that date, the derivative continues to be carried on the balance sheet at its estimated fair value, with changes in estimated fair value recognized currently in net derivative gains (losses). Deferred gains and losses of a derivative recorded in OCI pursuant to the discontinued cash flow hedge of a forecasted transaction that is no longer probable of occurring are recognized immediately in net investment gains (losses).
In all other situations in which hedge accounting is discontinued, the derivative is carried at its estimated fair value on the balance sheet, with changes in its estimated fair value recognized in the current period as net derivative gains (losses).
Embedded Derivatives
The Company is a party to certain reinsurance agreements that have embedded derivatives. The Company assesses each identified embedded derivative to determine whether it is required to be bifurcated. The embedded derivative is bifurcated from the host contract and accounted for as a freestanding derivative if:
•the contract or contract feature does not meet the definition of a MRB;
•the combined instrument is not accounted for in its entirety at estimated fair value with changes in estimated fair value recorded in earnings;
•the terms of the embedded derivative are not clearly and closely related to the economic characteristics of the host contract; and
•a separate instrument with the same terms as the embedded derivative would qualify as a derivative instrument.
Such embedded derivatives are carried on the balance sheet at estimated fair value with the host contract and changes in their estimated fair value are reported in net derivative gains (losses). If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income. Additionally, the Company may elect to carry an entire contract on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income if that contract contains an embedded derivative that requires bifurcation.
Fair Value
Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. In most cases, the exit price and the transaction (or entry) price will be the same at initial recognition.
Subsequent to initial recognition, fair values are based on unadjusted quoted prices for identical assets or liabilities in active markets that are readily and regularly obtainable. When such unadjusted quoted prices are not available, estimated fair values are based on quoted prices in markets that are not active, quoted prices for similar but not identical assets or liabilities, or other observable inputs. If these inputs are not available, or observable inputs are not determinable, unobservable inputs and/or adjustments to observable inputs requiring significant management judgment are used to determine the estimated fair value of assets and liabilities. These unobservable inputs can be based on management’s judgment, assumptions or estimation and may not be observable in market activity. Unobservable inputs are based on management’s assumptions about the inputs market participants would use in pricing the assets.
MTL - 20

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
Income Tax
MTL and its includable subsidiaries join with MetLife, Inc. and its includable subsidiaries in filing a consolidated U.S. life insurance and non-life insurance federal income tax return in accordance with the provisions of the Internal Revenue Code of 1986, as amended. Current taxes (and the benefits of tax attributes such as losses) are allocated to MTL and its includable subsidiaries under the consolidated tax return regulations and a tax sharing agreement. Under the consolidated tax return regulations, MetLife, Inc. has elected the “percentage method” (and 100% under such method) of reimbursing companies for tax attributes, e.g., net operating losses. As a result, 100% of tax attributes are reimbursed by MetLife, Inc. to the extent that consolidated federal income tax of the consolidated federal tax return group is reduced in a year by tax attributes. On an annual basis, each of the profitable subsidiaries pays to MetLife, Inc. the federal income tax which it would have paid based upon that year’s taxable income. If MTL or its includable subsidiaries have current or prior deductions and credits (including but not limited to losses) which reduce the consolidated tax liability of the consolidated federal tax return group, the deductions and credits are characterized as realized (or realizable) by MTL and its includable subsidiaries when those tax attributes are realized (or realizable) by the consolidated federal tax return group, even if MTL or its includable subsidiaries would not have realized the attributes on a stand-alone basis under a “wait and see” method.
The Company’s accounting for income taxes represents management’s best estimate of various events and transactions.
Deferred tax assets and liabilities resulting from temporary differences between the financial reporting and tax bases of assets and liabilities are measured at the balance sheet date using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse.
The realization of deferred tax assets depends upon the existence of sufficient taxable income within the carryback or carryforward periods under the tax law in the applicable tax jurisdiction. Valuation allowances are established against deferred tax assets when management determines, based on available information, that it is more likely than not that deferred income tax assets will not be realized. Significant judgment is required in determining whether valuation allowances should be established, as well as the amount of such allowances. When making such determination, the Company considers many factors, including:
•the nature, frequency, and amount of cumulative financial reporting income and losses in recent years;
•the jurisdiction in which the deferred tax asset was generated;
•the length of time that carryforward can be utilized in the various taxing jurisdictions;
•future taxable income exclusive of reversing temporary differences and carryforwards;
•future reversals of existing taxable temporary differences;
•taxable income in prior carryback years; and
•tax planning strategies, including the intent and ability to hold certain AFS debt securities until they recover in value.
The Company may be required to change its provision for income taxes when estimates used in determining valuation allowances on deferred tax assets significantly change or when receipt of new information indicates the need for adjustment in valuation allowances. Additionally, the effect of changes in tax laws, tax regulations, or interpretations of such laws or regulations, is recognized in net income tax expense (benefit) in the period of change.
The Company determines whether it is more likely than not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded on the financial statements. A tax position is measured at the largest amount of benefit that is greater than 50% likely of being realized upon settlement. Unrecognized tax benefits due to tax uncertainties that do not meet the threshold are included within other liabilities and are charged to earnings in the period that such determination is made.
The Company classifies interest recognized as interest expense and penalties recognized as a component of income tax expense.
MTL - 21

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
Litigation Contingencies
The Company is involved in a number of litigation matters and regulatory investigations. Given the inherent unpredictability of these matters, it is difficult to estimate the impact on the Company’s annual consolidated net income or cash flows. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Legal costs are recognized as incurred. On an annual basis, the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected on the Company’s consolidated financial statements.
Other Accounting Policies
Cash and Cash Equivalents
The Company considers highly liquid securities and other investments purchased with an original or remaining maturity of three months or less at the date of purchase to be cash equivalents. Securities included within cash equivalents are stated at estimated fair value, while other investments included within cash equivalents are stated at amortized cost which approximates estimated fair value.
Other Revenues
Other revenues include fees on reinsurance financing agreements and fees associated with certain stable value products. Such fees are recognized in the period in which services are performed.
Policyholder Dividends
Policyholder dividends are approved annually by MTL’s board of Directors. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management’s judgment as to the appropriate level of statutory surplus to be retained by MTL.
Foreign Currency
Gains and losses from foreign currency transactions, including the effect of re-measurement of monetary assets and liabilities to U.S. dollars are reported as part of net investment gains (losses) in the period in which they occur.
Segment Reporting
The Company operates as a single reportable segment. The chief operating decision maker (“CODM”) is the Company’s president, who assesses performance and decides how to allocate resources based on net income that is also reported on the consolidated statements of operations. The measure of segment assets is reported on the consolidated balance sheets as total assets.
Premiums, universal life and investment-type product policy fees and other revenues from the U.K. were $1.8 billion, $1.1 billion and $796 million for the years ended December 31, 2024, 2023 and 2022, respectively.
Revenues for the year ended December 31, 2024 derived from three customers for pension risk transfers were $2.3 billion, $699 million and $531 million, which represented 48%, 14% and 11%, respectively, of consolidated premiums, universal life and investment-type product policy fees and other revenues.
Revenues for the year ended December 31, 2023 derived from three customers for pension risk transfers were $1.5 billion, $1.1 billion and $821 million, which represented 22%, 16 and 12%, respectively, of consolidated premiums, universal life and investment-type product policy fees and other revenues.
Revenues for the year ended December 31, 2022 derived from two customers for pension risk transfers were $1.6 billion and $694 million, which represented 26% and 11%, respectively, of consolidated premiums, universal life and investment-type product policy fees and other revenues. Revenues derived from any other customer did not exceed 10% of consolidated premiums, universal life and investment-type product policy fees and other revenues for the years ended December 31,2024, 2023 or 2022.
MTL - 22

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
Recent Accounting Pronouncements
Changes to GAAP are established by the Financial Accounting Standards Board (“FASB”) in the form of Accounting Standards Updates (“ASUs”) to the FASB Accounting Standards Codification. The Company considers the applicability and impact of all ASUs. The following tables provide a description of ASUs recently issued by the FASB and the impact of their adoption on the Company’s consolidated financial statements.
Adopted Accounting Pronouncements
The table below describes the impacts of the ASUs recently adopted by the Company.

Standard	Description	Effective Date and Method of Adoption	Impact on Financial Statements
ASU 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures
The amendments in the ASU are intended to improve segment disclosure requirements primarily through enhanced disclosures about significant segment expenses. The key amendments include:
(i) disclosures on significant segment expenses that are regularly provided to the CODM and included within each reported measure of segment profit or loss on an annual and interim basis;
(ii) disclosures on an amount for other segment items by segment and a description of its composition on an annual and interim basis. The other segment items category is the difference between segment revenue less the significant expenses disclosed and each reported measure of segment profit or loss;
(iii) providing all annual disclosures on a segment’s profit or loss and assets currently required by FASB ASC Topic 280, Segment Reporting in interim periods; and
(iv) specifying the title and position of the CODM.
		Effective for annual periods beginning January 1, 2024 applied on a retrospective basis.	The Company has included the enhanced disclosures within Note 1 above.
MTL - 23

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
Future Adoption of Accounting Pronouncements
ASUs not listed below were assessed and either determined to be not applicable or are not expected to have a material impact on the Company’s consolidated financial statements or disclosures. ASUs issued but not yet adopted as of December 31, 2024 that are currently being assessed and may or may not have a material impact on the Company’s consolidated financial statements or disclosures are summarized in the table below.

Standard	Description	Effective Date and Method of Adoption	Impact on Financial Statements
ASU 2024-03, Income Statement – Reporting Comprehensive Income – Expense Disaggregation Disclosures (Subtopic 220-40): Disaggregation of Income Statement Expenses, as amended by ASU 2025-01, Income Statement—Reporting Comprehensive Income—Expense Disaggregation Disclosures (Subtopic 220-40): Clarifying The Effective Date
	The key amendments in this update require disclosures in the notes to financial statements around employee compensation costs, depreciation, intangible asset amortization and certain other costs and expenses. Information on selling expenses incurred is also required.	Effective for annual periods beginning January 1, 2027, to be applied prospectively with an option for retrospective application (with early adoption permitted).	The Company is evaluating the impact of the guidance on its consolidated financial statements.
ASU 2023-09, Income Taxes (Topic 740): Improvements to Income Tax Disclosures
Among other things, the amendments in this update require that public business entities, on an annual basis: (i) disclose specific categories in the rate reconciliation and (ii) provide additional information for reconciling items that meet a quantitative threshold. In addition, the amendments in this update require that all entities disclose on an annual basis the following information about income taxes paid: (i) the amount of income taxes paid (net of refunds received) disaggregated by federal (national), state, and foreign taxes and (ii) the amount of income taxes paid (net of refunds received) disaggregated by individual jurisdictions in which income taxes paid (net of refunds received) is equal to or greater than five percent of total income taxes paid (net of refunds received).
		Effective for annual periods beginning January 1, 2025, to be applied prospectively with an option for retrospective application (with early adoption permitted).	The Company is evaluating the impact of the guidance on its consolidated financial statements.
2. Future Policy Benefits
The Company establishes liabilities for amounts payable under insurance policies. These liabilities are comprised of traditional and limited-payment contracts and associated DPLs, additional insurance liabilities, participating life and short-duration contracts.
The Company’s FPBs on the consolidated balance sheets was as follows at:

	December 31,
	2024	2023
	(In millions)
Traditional and Limited-Payment Contracts:
Annuities	$20,544	$17,682
Deferred Profit Liabilities:
Annuities	856	842
Additional Insurance Liabilities:
Universal life	527	521
Participating life	6,704	6,779
Other long-duration (1)	539	550
Short-duration and other	173	166
Total	$29,343	$26,540
__________________
MTL - 24

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
2. Future Policy Benefits (continued)
(1)This balance represents liabilities for various smaller product lines across the Company.
Rollforward - Traditional and Limited-Payment Contracts
The following information about the direct and assumed liability for FPBs includes a disaggregated rollforward of expected future net premiums and expected future benefits. The products grouped within this rollforward were selected based upon common characteristics and valuations using similar inputs, judgments, assumptions and methodologies. The adjusted balance in the disaggregated rollforward reflects the remeasurement (gains) losses. All amounts presented in the rollforward and accompanying financial information do not include a reduction for amounts ceded to reinsurers, except with respect to ending net liability for FPB balances where applicable. See Note 6 for further information regarding the impact of reinsurance on the consolidated balance sheets and the consolidated statements of operations.
MTL - 25

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
2. Future Policy Benefits (continued)
The Company’s annuity products include pension risk transfers (including assumed pension risk transfers from the U.K.), certain structured settlements and certain institutional income annuities, which are mainly single premium spread-based products. The Company reinsures portions of certain newly issued pension risk transfers on a modified coinsurance basis. Information regarding these products was as follows:

	Years Ended December 31,
	2024	2023	2022
	(Dollars in millions)
Present Value of Expected Net Premiums
Balance at January 1, at current discount rate at balance sheet date	$—	$—	$—

Balance at January 1, at original discount rate	$—	$—	$—
Effect of changes in cash flow assumptions (1)	—	—	—
Effect of actual variances from expected experience (2)	(32)	(62)	(95)
Adjusted balance	(32)	(62)	(95)
Issuances	4,428	4,965	4,347
Net premiums collected	(4,396)	(4,903)	(4,252)
Balance at December 31, at original discount rate	—	—	—
Balance at December 31, at current discount rate at balance sheet date	$—	$—	$—

Present Value of Expected FPBs
Balance at January 1, at current discount rate at balance sheet date	$17,682	$12,932	$12,056

Balance at January 1, at original discount rate	$19,190	$15,230	$11,695
Effect of changes in cash flow assumptions (1)	3	(89)	(17)
Effect of actual variances from expected experience (2)	(28)	(36)	(105)
Adjusted balance	19,165	15,105	11,573
Issuances	4,551	4,946	4,343
Interest accrual	778	575	401
Benefit payments	(1,789)	(1,436)	(1,087)
Effect of foreign currency translation and other - net	(2)	—	—
Balance at December 31, at original discount rate	22,703	19,190	15,230
Effect of changes in discount rate assumptions	(2,159)	(1,508)	(2,298)
Balance at December 31, at current discount rate at balance sheet date	20,544	17,682	12,932

Net liability for FPBs, exclusive of net premiums	20,544	17,682	12,932
Less: Reinsurance recoverables	4,593	2,411	2,427
Net liability for FPBs, exclusive of net premiums, after reinsurance	$15,951	$15,271	$10,505

Undiscounted - Expected future benefit payments	$35,936	$40,074	$22,309
Discounted - Expected future benefit payments (at current discount rate at balance sheet date)	$20,544	$17,682	$12,932
Weighted-average duration of the liability	8 years	8 years	8 years
Weighted-average interest accretion (original locked-in) rate	3.8%	3.4%	3.0%
Weighted-average current discount rate at balance sheet date	5.6%	5.0%	5.4%
__________________
(1)    For the year ended December 31, 2024, the net effect of changes in cash flow assumptions was more than offset by the corresponding impact in DPL associated with the Company’s annuity products of ($22) million. For the years ended December 31, 2023 and 2022, the net effect of changes in cash flow assumptions was largely offset by the corresponding impact in DPL associated with the Company’s annuity products of $73 million and $15 million, respectively.
(2)    For the years ended December 31, 2024 and 2022, the net effect of actual variances from expected experience was more than offset by the corresponding impact in DPL associated with the Company’s annuity products of ($5) million and $13 million, respectively. For the year ended December 31, 2023, the net effect of actual variances from expected experience was partially offset by the corresponding impact in DPL associated with the Company’s annuity products of ($11) million.
MTL - 26

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
2. Future Policy Benefits (continued)
For the year ended December 31, 2023, the net effect of changes in cash flow assumptions was primarily driven by updates in assumptions related to mortality.
For the year ended December 31, 2023, the net effect of actual variances from expected experience was primarily driven by model refinements.
When single premium annuity contracts are issued, the FPB reserve is required to be measured at an upper-medium grade discount rate. Due to differences between the upper-medium grade discount rate and pricing assumptions used to determine the contractual premium, the initial FPB reserve at issue for a particular cohort may be greater than the contractual premium received, and the difference must be recognized as an immediate loss at issue. On these cohorts, future experience that differs from expected experience and changes in cash flow assumptions result in the recognition of remeasurement gains and losses with net remeasurement gains limited to the amount of the original loss at issue, after which any favorable experience is deferred and recorded within the DPL. For the year ended December 31, 2024, the Company incurred a loss at issue of $129 million. The loss at issue was largely offset by a deferred gain on ceded reinsurance, which will be amortized over the life of the reinsurance agreement. Additionally, for the year ended December 31, 2024, the Company recognized a net remeasurement gain related to the net effect of changes in cash flow assumptions.
Significant Methodologies and Assumptions
The principal inputs used in the establishment of the FPB for the Company’s annuity products include actual premiums, actual benefits, in-force data, locked-in claim-related expense, the locked-in interest accretion rate, the current upper-medium grade discount rate at the balance sheet date and best estimate mortality assumptions.
Rollforward - Additional Insurance Liabilities
The Company establishes additional insurance liabilities for annuitization, death or other insurance benefits for universal life contract features where the Company guarantees to the contractholder either a secondary guarantee or a guaranteed paid-up benefit. The policy can remain in force, even if the base policy account value is zero, as long as contractual secondary guarantee requirements have been met.
The following information about the direct liability for additional insurance liabilities includes a disaggregated rollforward. The products grouped within the rollforward were selected based upon common characteristics and valuations using similar inputs, judgments, assumptions and methodologies. The adjusted balance in the disaggregated rollforward reflects the remeasurement (gains) losses. All amounts presented in the rollforward and accompanying financial information do not include a reduction for amounts ceded to reinsurers. See Note 6 for further information regarding the impact of reinsurance on the consolidated balance sheets and the consolidated statements of operations.
MTL - 27

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
2. Future Policy Benefits (continued)
The Company’s universal life products provide a contract feature where the Company guarantees to the contractholder a secondary guarantee or a guaranteed paid-up benefit. Information regarding these additional insurance liabilities was as follows:

	Years Ended December 31,
	2024	2023	2022
	Universal Life
	(Dollars in millions)
Balance, at January 1	$521	$515	$494
Less: Accumulated other comprehensive income (“AOCI”) adjustment	—	—	1
Balance, at January 1, before AOCI adjustment	521	515	493
Effect of changes in cash flow assumptions	(1)	12	17
Effect of actual variances from expected experience	16	(17)	7
Adjusted balance	536	510	517
Assessments accrual	15	14	15
Interest accrual	35	34	33
Excess benefits paid	(59)	(37)	(50)
Balance, at December 31	527	521	515
Less: Reinsurance recoverables	527	521	404
Balance, at December 31, net of reinsurance	$—	$—	$111

Weighted-average duration of the liability	9 years	10 years	10 years
Weighted-average interest accretion rate	6.8%	6.8%	6.9%
Significant Methodologies and Assumptions
Liabilities for ULSG and paid-up guarantees are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the life of the contract based on total expected assessments.
The guaranteed benefits are estimated over a range of scenarios. The significant assumptions used in estimating the ULSG and paid-up guarantee liabilities are investment income, mortality, lapses, and premium payment pattern and persistency. In addition, projected earned rate and crediting rates are used to project the account values and excess death benefits and assessments. The discount rate is equal to the crediting rate for each annual cohort and is locked-in at inception.
The Company’s gross premiums or assessments and interest expense recognized in the consolidated statements of operations for long-duration contracts, excluding participating life contracts, were as follows:

	Years Ended December 31,
	2024		2023		2022
	Gross Premiums or Assessments (1)	Interest Expense (2)	Gross Premiums or Assessments (1)	Interest Expense (2)	Gross Premiums or Assessments (1)	Interest Expense (2)
	(In millions)
Traditional and Limited-Payment Contracts:
Annuities	$4,467	$778	$5,046	$575	$4,396	$401
Deferred Profit Liabilities:
Annuities	—	32	—	26	—	18
Additional Insurance Liabilities:
Universal life	272	35	278	34	335	33
Other long-duration	1,521	24	1,422	14	831	14
Total	$6,260	$869	$6,746	$649	$5,562	$466
__________________
MTL - 28

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
2. Future Policy Benefits (continued)
(1)Gross premiums are related to traditional and limited-payment contracts and are included in premiums. Assessments are related to additional insurance liabilities and are included in universal life and investment-type product policy fees and net investment income.
(2)Interest expense is included in policyholder benefits and claims.
Participating Business
Participating business represented 33% and 34% of the Company’s life insurance in-force at December 31, 2024 and 2023, respectively. Participating policies represented 90%, 66% and 95% of gross traditional life insurance premiums for the years ended December 31, 2024, 2023 and 2022, respectively.
Liabilities for Unpaid Claims and Claim Expenses
Rollforward of Claims and Claim Adjustment Expenses
Information regarding the liabilities for unpaid claims and claim adjustment expenses was as follows:

	Years Ended December 31,
	2024	2023	2022
	(In millions)
Balance at January 1,	$224	$284	$222
Less: Reinsurance recoverables	78	100	77
Net balance at January 1,	146	184	145
Incurred related to:
Current year	331	329	330
Prior years (1)	42	49	39
Total incurred	373	378	369
Paid related to:
Current year	(281)	(288)	(257)
Prior years	(92)	(128)	(73)
Total paid	(373)	(416)	(330)
Net balance at December 31,	146	146	184
Add: Reinsurance recoverables	86	78	100
Balance at December 31 (included in FPBs and other policy-related balances)	$232	$224	$284
__________________
(1)For the years ended December 31, 2024, 2023 and 2022, claims and claim adjustment expenses associated with prior years increased due to events incurred in prior years but reported in the current year.
MTL - 29

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
3. Policyholder Account Balances
The Company establishes liabilities for PABs, which are generally equal to the account value, and which includes accrued interest credited, but excludes the impact of any applicable charge that may be incurred upon surrender.
The Company’s PABs on the consolidated balance sheets were as follows at:

	December 31, 2024	December 31, 2023
	(In millions)
Annuities and risk solutions	$9,026	$7,060
Capital markets investment products and stable value guaranteed interest contracts (“GICs”)	5,915	5,585
Life	4,708	4,931
Other	862	824
Total	$20,511	$18,400
Annuities and Risk Solutions
The Company’s annuities and risk solutions PABs include certain structured settlements and institutional income annuities, and benefit funding solutions that include postretirement benefits and company-, bank- or trust-owned life insurance used to finance nonqualified benefit programs for executives. Information regarding this liability was as follows:

	Years Ended December 31,
	2024	2023	2022
	(Dollars in millions)
Balance at January 1,	$7,060	$5,305	$4,422
Deposits	1,970	1,883	931
Policy charges	(15)	(18)	(18)
Surrenders and withdrawals	(9)	4	55
Benefit payments	(385)	(266)	(184)
Net transfers from (to) separate accounts	(24)	—	(25)
Interest credited	288	210	147
Other	141	(58)	(23)
Balance at December 31,	$9,026	$7,060	$5,305

Weighted-average annual crediting rate	3.6%	3.4%	3.1%

At period end:
Cash surrender value	$1,935	$1,114	$966
Net amount at risk, excluding offsets from reinsurance:
In the event of death (1)	$10,658	$7,250	$6,698
__________________
(1)For benefits that are payable in the event of death, the net amount at risk is generally defined as the current death benefit in excess of the current account balance at the balance sheet date. It represents the amount of the claim that the Company would incur if death claims were filed on all contracts at the balance sheet date.
MTL - 30

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
3. Policyholder Account Balances (continued)
The Company’s annuities and risk solutions account values by range of guaranteed minimum crediting rates (“GMCR”) and the related range of differences between rates being credited to policyholders and the respective guaranteed minimums were as follows at:

Range of GMCR	At GMCR	Greater than 0% but less than 0.50% above GMCR	Equal to or greater than 0.50% but less than 1.50% above GMCR	Equal to or greater than 1.50% above GMCR	Total Account Value
	(In millions)
December 31, 2024
Equal to or greater than 0% but less than 2%	$—	$—	$—	$363	$363
Equal to or greater than 2% but less than 4%	—	—	99	633	732
Equal to or greater than 4%	710	—	129	—	839
Products with either a fixed rate or no GMCR	N/A	N/A	N/A	N/A	7,092
Total	$710	$—	$228	$996	$9,026

December 31, 2023
Equal to or greater than 0% but less than 2%	$—	$—	$—	$160	$160
Equal to or greater than 2% but less than 4%	—	—	97	—	97
Equal to or greater than 4%	739	—	118	—	857
Products with either a fixed rate or no GMCR	N/A	N/A	N/A	N/A	5,946
Total	$739	$—	$215	$160	$7,060

December 31, 2022
Equal to or greater than 0% but less than 2%	$—	$—	$—	$30	$30
Equal to or greater than 2% but less than 4%	—	—	85	—	85
Equal to or greater than 4%	789	—	61	—	850
Products with either a fixed rate or no GMCR	N/A	N/A	N/A	N/A	4,340
Total	$789	$—	$146	$30	$5,305
Capital Markets Investment Products and Stable Value GICs
The Company’s capital markets investment products and stable value GICs in PABs are investment-type products, mainly funding agreements.
In addition, the Company has entered into funding agreements with FHLBNY. The PAB balances for FHLBNY funding agreements were $1.4 billion and $1.6 billion at December 31, 2024 and 2023, respectively. These advances are collateralized by residential mortgage-backed securities (“RMBS”) with an estimated fair value of $1.9 billion at both December 31, 2024 and 2023. The Company is permitted to withdraw any portion of the collateral in the custody of FHLBNY as long as there is no event of default and the remaining qualified collateral is sufficient to satisfy the collateral maintenance level. Upon any event of default by the Company, FHLBNY’s recovery on the collateral is limited to the amount of the Company’s liability to FHLBNY.
MTL - 31

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
3. Policyholder Account Balances (continued)
Information regarding the capital markets investment products and stable value GICs in PABs was as follows:

	Years Ended December 31,
	2024	2023	2022
	(Dollars in millions)
Balance at January 1,	$5,585	$5,215	$4,026
Deposits	7,301	6,624	6,361
Surrenders and withdrawals	(7,050)	(6,494)	(5,253)
Interest credited	234	183	86
Effect of foreign currency translation and other, net	(155)	57	(5)
Balance at December 31,	$5,915	$5,585	$5,215

Weighted-average annual crediting rate	4.2%	3.5%	1.9%
Cash surrender value at period end	$412	$542	$421
The Company’s capital markets investment products and stable value GICs account values by range of GMCR and the related range of differences between rates being credited to policyholders and the respective guaranteed minimums were as follows at:

Range of GMCR	At GMCR	Greater than 0% but less than 0.50% above GMCR	Equal to or greater than 0.50% but less than 1.50% above GMCR	Equal to or greater than 1.50% above GMCR	Total Account Value
	(In millions)
December 31, 2024
Equal to or greater than 0% but less than 2%	$—	$—	$—	$—	$—
Products with either a fixed rate or no GMCR	N/A	N/A	N/A	N/A	5,915
Total	$—	$—	$—	$—	$5,915

December 31, 2023
Equal to or greater than 0% but less than 2%	$—	$—	$—	$—	$—
Products with either a fixed rate or no GMCR	N/A	N/A	N/A	N/A	5,585
Total	$—	$—	$—	$—	$5,585

December 31, 2022
Equal to or greater than 0% but less than 2%	$—	$—	$—	$500	$500
Products with either a fixed rate or no GMCR	N/A	N/A	N/A	N/A	4,715
Total	$—	$—	$—	$500	$5,215
MTL - 32

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
3. Policyholder Account Balances (continued)
Life
The Company’s life PABs include retained asset accounts, universal life products and the fixed account of variable life insurance products. Information regarding this liability was as follows:

	Years Ended December 31,
	2024	2023	2022
	(Dollars in millions)
Balance at January 1,	$4,931	$5,172	$5,347
Deposits	255	268	303
Policy charges	(329)	(334)	(343)
Surrenders and withdrawals	(245)	(282)	(211)
Benefit payments	(114)	(113)	(141)
Net transfers from (to) separate accounts	13	11	(1)
Interest credited	202	211	218
Other	(5)	(2)	—
Balance at December 31,	$4,708	$4,931	$5,172

Weighted-average annual crediting rate	4.3%	4.3%	4.2%

At period end:
Cash surrender value	$4,705	$4,927	$5,165
Net amount at risk, excluding offsets from reinsurance:
In the event of death (1), (2)	$17,718	$18,888	$20,029
__________________
(1)For benefits that are payable in the event of death, the net amount at risk is generally defined as the current death benefit in excess of the current account balance at the balance sheet date. It represents the amount of the claim that the Company would incur if death claims were filed on all contracts at the balance sheet date.
(2)Taking into consideration reinsurance, the net amount at risk at December 31, 2024, 2023, and 2022 as presented in the above table, would be reduced by 99%, 98%, and 74%, respectively.
MTL - 33

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
3. Policyholder Account Balances (continued)
The Company’s life products account values by range of GMCR and the related range of differences between rates being credited to policyholders and the respective guaranteed minimums were as follows at:

Range of GMCR	At GMCR	Greater than 0% but less than 0.50% above GMCR	Equal to or greater than 0.50% but less than 1.50% above GMCR	Equal to or greater than 1.50% above GMCR	Total Account Value
	(In millions)
December 31, 2024
Equal to or greater than 0% but less than 2%	$—	$—	$—	$12	$12
Equal to or greater than 2% but less than 4%	676	7	1	—	684
Equal to or greater than 4%	3,515	73	402	22	4,012
Products with either a fixed rate or no GMCR	N/A	N/A	N/A	N/A	—
Total	$4,191	$80	$403	$34	$4,708

December 31, 2023
Equal to or greater than 0% but less than 2%	$—	$—	$1	$13	$14
Equal to or greater than 2% but less than 4%	750	6	1	—	757
Equal to or greater than 4%	3,659	75	413	13	4,160
Products with either a fixed rate or no GMCR	N/A	N/A	N/A	N/A	—
Total	$4,409	$81	$415	$26	$4,931

December 31, 2022
Equal to or greater than 0% but less than 2%	$—	$—	$8	$2	$10
Equal to or greater than 2% but less than 4%	871	—	1	—	872
Equal to or greater than 4%	3,788	77	420	5	4,290
Products with either a fixed rate or no GMCR	N/A	N/A	N/A	N/A	—
Total	$4,659	$77	$429	$7	$5,172
4. Separate Accounts
Separate account assets consist of investment accounts established and maintained by the Company. The investment objectives of these assets are directed by the contractholder. An equivalent amount is reported as separate account liabilities. These accounts are reported separately from the general account assets and liabilities.
Separate account assets and liabilities include two categories of account types: pass-through separate accounts totaling $7.6 billion and $6.1 billion at December 31, 2024 and 2023, respectively, for which the contractholder assumes all investment risk, and separate accounts for which the Company contractually guarantees either a minimum return or account value to the contractholder which totaled $806 million and $484 million at December 31, 2024 and 2023, respectively. The latter category consisted primarily of company- and bank-owned life insurance. The average interest rate credited on these contracts was 5.7% and 6.1% at December 31, 2024 and 2023, respectively.

MTL - 34

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
4. Separate Accounts (continued)
Separate Account Liabilities
The Company’s separate account liabilities on the consolidated balance sheets were as follows at:

	December 31, 2024	December 31, 2023
	(In millions)
Stable Value and Risk Solutions	$7,559	$5,781
Variable Universal Life	807	757
Other	65	66
Total	$8,431	$6,604
Rollforwards
The following information about the separate account liabilities includes disaggregated rollforwards. The products grouped within these rollforwards were selected based upon common characteristics and valuations using similar inputs, judgments, assumptions and methodologies.
The separate account liabilities are primarily comprised of stable value and risk solutions contracts and variable universal life contracts.
The balances of and changes in separate account liabilities were as follows:

	Stable Value and Risk Solutions	Variable Universal Life
	(In millions)
Balance, January 1, 2022	$4,083	$886
Premiums and deposits	924	15
Policy charges	(45)	(28)
Surrenders and withdrawals	(3)	(15)
Benefit payments	(17)	(13)
Investment performance	(11)	(160)
Net transfers from (to) general account	25	1
Other	60	—
Balance, December 31, 2022	$5,016	$686
Premiums and deposits	561	15
Policy charges	(53)	(29)
Surrenders and withdrawals	(36)	(15)
Benefit payments	(4)	(13)
Investment performance	354	126
Net transfers from (to) general account	—	(10)
Other	(57)	(3)
Balance, December 31, 2023	$5,781	$757
Premiums and deposits	1,409	14
Policy charges	(56)	(29)
Surrenders and withdrawals	(47)	(21)
Benefit payments	(13)	(13)
Investment performance	454	110
Net transfers from (to) general account	24	(12)
Other	7	1
Balance, December 31, 2024	$7,559	$807

Cash surrender value at December 31, 2022 (1)	$4,307	$682
Cash surrender value at December 31, 2023 (1)	$5,110	$755
Cash surrender value at December 31, 2024 (1)	$6,859	$802
_____________
MTL - 35

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
4. Separate Accounts (continued)
(1)    Cash surrender value represents the amount of the contractholders’ account balances distributable at the balance sheet date less policy loans and certain surrender charges.
Separate Account Assets
The Company’s aggregate fair value of assets, by major investment asset category, supporting separate account liabilities was as follows at:

	December 31,
	2024	2023
	(In millions)
Fixed maturity securities:
Bonds:
Government and agency	$100	$88
Public utilities	22	15
Municipals	43	47
Corporate bonds:
Materials	2	1
Communications	14	15
Consumer	53	53
Energy	10	10
Financial	94	93
Industrial and other	10	11
Technology	8	10
Total corporate bonds	191	193
Total bonds	356	343
Mortgage-backed securities	218	191
Asset-backed securities and collateralized loan obligations (“ABS & CLO”)	257	227
Total fixed maturity securities	831	761
Equity securities	104	90
Mutual funds	6,694	5,535
Other invested assets	130	195
Total investments	7,759	6,581
Other assets	672	23
Total	$8,431	$6,604

MTL - 36

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
5. Deferred Policy Acquisition Costs and Value of Business Acquired
Information regarding total DAC and VOBA was as follows at:

(In millions)
DAC (1):
Balance at January 1, 2022	$558
Capitalizations	90
Amortization	(35)
Balance at December 31, 2022	613
Capitalizations	156
Amortization	(42)
Other (2)	(15)
Balance at December 31, 2023	712
Capitalizations	142
Amortization	(50)
Balance at December 31, 2024	$804

Total DAC and VOBA (1):
Balance at December 31, 2022	$644
Balance at December 31, 2023	$732
Balance at December 31, 2024	$821
_________________
(1)Includes DAC balances primarily related to participating life and annuities products.
(2)Includes activity for total DAC ceded at the date of inception related to a reinsurance agreement. See Note 6 for further information on the transaction.
Significant Methodologies and Assumptions
The Company amortizes DAC and VOBA related to long-duration contracts over the estimated lives of the contracts in proportion to benefits in-force for annuities and policy count for all other products. The amortization amount is calculated using the same cohorts as the corresponding liabilities on a quarterly basis, using an amortization rate that includes current period reporting experience and end of period persistency and longevity assumptions that are consistent with those used to measure the corresponding liabilities.
The Company amortizes DAC for short-duration contracts, which is primarily comprised of commissions and certain underwriting expenses, in proportion to actual and future earned premium over the applicable contract term.
6. Reinsurance
The Company enters into reinsurance agreements as a purchaser of reinsurance for certain insurance products and also as a provider of reinsurance for some pension products and insurance products issued by affiliated and nonaffiliated companies. The Company purchases reinsurance in order to limit losses and minimize exposure to significant risks and provide additional capacity for future growth.
Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed in “— Fixed Maturity Securities AFS — Evaluation of Fixed Maturity Securities AFS for Credit Loss” in Note 7.
MTL - 37

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
6. Reinsurance (continued)
For its individual life insurance products, the Company has historically reinsured the mortality risk, primarily on an excess of retention or quota share basis. In addition to reinsuring mortality risk as described above, the Company reinsures other risks, as well as specific coverages. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks with specified characteristics. The Company also reinsures portions of certain level premium term and universal life policies with secondary death benefit guarantees to a nonaffiliate. In 2023, the Company reinsured an in-force block of universal life, variable universal life, universal life with secondary guarantees and fixed annuities to a nonaffiliate on a 100% quota share basis.
The Company has reinsured certain of its annuity and supplementary contract business to an affiliate. The Company also reinsures certain group annuity contracts issued in connection with pension risk transfers to affiliates and a nonaffiliate.
The Company assumes portions of certain whole life policies issued by an affiliate and a nonaffiliate. In addition, the Company also assumes longevity risks for certain pension products issued by unaffiliated providers located in the U.K.
The Company uses excess of retention and quota share reinsurance agreements to provide greater diversification of risk and minimize exposure to larger risks. Excess of retention reinsurance agreements provide for a portion of a risk to remain with the direct writing company and quota share reinsurance agreements provide for the direct writing company to transfer a fixed percentage of all risks of a class of policies.
The Company reinsures its remaining business through a diversified group of well-capitalized reinsurers. The Company analyzes recent trends in arbitration and litigation outcomes in disputes, if any, with its reinsurers. The Company monitors ratings and evaluates the financial strength of its reinsurers by analyzing their financial statements. In addition, the reinsurance recoverable balance due from each reinsurer is evaluated as part of the overall monitoring process. Recoverability of reinsurance recoverable balances is evaluated based on these analyses. These reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance, which at both December 31, 2024 and 2023, were not significant. The Company also secured collateral from its counterparties to mitigate counterparty default risk related to its longevity reinsurance agreements.
The Company has secured certain reinsurance recoverable balances with various forms of collateral, including secured trusts and funds withheld accounts. The Company had $1.9 billion of unsecured unaffiliated reinsurance recoverable balances at both December 31, 2024 and 2023.
At December 31, 2024, the Company had $7.2 billion of net unaffiliated ceded reinsurance recoverables. Of this total, $6.9 billion, or 96%, were with the Company’s five largest unaffiliated ceded reinsurers, including $1.5 billion of net unaffiliated ceded reinsurance recoverables which were unsecured. At December 31, 2023, the Company had $5.7 billion of net unaffiliated ceded reinsurance recoverables. Of this total, $5.4 billion, or 95%, were with the Company’s five largest unaffiliated ceded reinsurers, including $1.5 billion of net unaffiliated ceded reinsurance recoverables which were unsecured.
MTL - 38

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
6. Reinsurance (continued)
The amounts on the consolidated statements of operations include the impact of reinsurance. Information regarding the significant effects of reinsurance was as follows:

	Years Ended December 31,
	2024	2023	2022
	(In millions)
Premiums
Direct premiums	$4,339	$5,437	$4,553
Reinsurance assumed	2,387	1,797	1,477
Reinsurance ceded	(2,029)	(351)	(270)
Net premiums	$4,697	$6,883	$5,760
Universal life and investment-type product policy fees
Direct universal life and investment-type product policy fees	$414	$414	$416
Reinsurance assumed	—	—	—
Reinsurance ceded	(343)	(257)	(176)
Net universal life and investment-type product policy fees	$71	$157	$240
Policyholder benefits and claims
Direct policyholder benefits and claims	$6,083	$6,851	$5,825
Reinsurance assumed	2,299	1,762	1,361
Reinsurance ceded	(2,609)	(578)	(649)
Net policyholder benefits and claims	$5,773	$8,035	$6,537
Policyholder liability remeasurement (gains) losses
Direct policyholder liability remeasurement (gains) losses	$(24)	$(29)	$9
Reinsurance assumed	(1)	(11)	—
Reinsurance ceded	8	57	64
Net policyholder liability remeasurement (gains) losses	$(17)	$17	$73
Interest credited to policyholder account balances
Direct interest credited to PABs	$764	$645	$479
Reinsurance assumed	—	—	—
Reinsurance ceded	(201)	(111)	(96)
Net interest credited to PABs	$563	$534	$383
Other expenses
Direct other expenses	$181	$184	$199
Reinsurance assumed	75	78	78
Reinsurance ceded	203	(190)	49
Net other expenses	$459	$72	$326
MTL - 39

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
6. Reinsurance (continued)
The amounts on the consolidated balance sheets include the impact of reinsurance. Information regarding the significant effects of reinsurance was as follows at:

	December 31,
	2024				2023
	Direct	Assumed	Ceded	Total Balance Sheet	Direct	Assumed	Ceded	Total Balance Sheet
	(In millions)
Assets
Premiums, reinsurance and other receivables	$50	$411	$10,945	$11,406	$49	$367	$9,000	$9,416
DAC and VOBA	392	463	(34)	821	306	466	(40)	732
Total assets	$442	$874	$10,911	$12,227	$355	$833	$8,960	$10,148
Liabilities
Future policy benefits	$25,371	$3,972	$—	$29,343	$23,039	$3,501	$—	$26,540
Other policy-related balances	5,473	404	(23)	5,854	5,559	364	(23)	5,900
Other liabilities	356	44	7,197	7,597	305	53	4,673	5,031
Total liabilities	$31,200	$4,420	$7,174	$42,794	$28,903	$3,918	$4,650	$37,471
Reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. Included in premium, reinsurance and other receivables in the table above are deposit assets on reinsurance of $1.2 billion and $1.3 billion at December 31, 2024 and 2023, respectively. There were no deposit liabilities on reinsurance at both December 31, 2024 and 2023.
The Company has an agreement to cede certain group annuity contracts issued in connection with a qualifying pension risk transfer on a facultative modified coinsurance basis to a nonaffiliate. Effective June 2024, the Company ceded an additional quota share of liabilities associated with certain group annuity contracts issued by the Company in connection with qualifying pension risk transfer transactions. The significant reinsurance effects to the Company were primarily increases in premiums, reinsurance and other receivables of $2.0 billion and other liabilities of $2.2 billion at December 31, 2024.
In November 2023, the Company completed a risk transfer transaction with a subsidiary of Global Atlantic Financial Group, a retirement and life insurance company, to reinsure an in-force block of universal life, variable universal life, universal life with secondary guarantees, and fixed annuities. The Company entered into a reinsurance agreement on a coinsurance basis for the general account products and on a modified coinsurance basis for the separate account products. The Company recorded reinsurance recoverables and deposit receivables of $2.9 billion at December 31, 2023 reported in premiums, reinsurance and other receivables. At inception of the agreement, in addition to recording the amount recoverable, the Company i) transferred to the reinsurer $2.3 billion of assets primarily consisting of fixed maturity securities AFS and mortgage loans supporting the general account liabilities reduced by a $479 million pre-tax ceding commission, ii) retained $408 million separate account assets under the modified coinsurance arrangement and iii) recorded the net cost of reinsurance of $529 million within other liabilities, related to universal life, variable universal life and universal life with secondary guarantees reinsured. The net cost of reinsurance will be amortized on a basis consistent with the methodologies and assumptions used for amortizing DAC related to the underlying reinsured contracts in policyholder benefits and claims.
As part of this transaction, an affiliate entered into investment advisory and other agreements with a subsidiary of Global Atlantic Financial Group to serve as the investment manager for certain of the transferred general account assets. With certain exceptions, the agreements contemplate a term of five years.
MTL - 40

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
6. Reinsurance (continued)
Related Party Reinsurance Transactions
The Company has reinsurance agreements with certain of MetLife, Inc.’s subsidiaries, including Metropolitan Life Insurance Company, Missouri Reinsurance Inc., and MetLife Reinsurance Company of Hamilton, Ltd.(“MRH”), all of which are related parties.
Information regarding the significant effects of affiliated reinsurance included on the consolidated statements of operations was as follows:

	Years Ended December 31,
	2024	2023	2022
	(In millions)
Premiums
Reinsurance assumed	$97	$99	$105
Reinsurance ceded	1	(105)	(1)
Net premiums	$98	$(6)	$104
Universal life and investment-type product policy fees
Reinsurance assumed	$—	$—	$—
Reinsurance ceded	(1)	(1)	—
Net universal life and investment-type product policy fees	$(1)	$(1)	$—
Policyholder benefits and claims
Reinsurance assumed	$100	$99	$103
Reinsurance ceded	(100)	3	(49)
Net policyholder benefits and claims	$—	$102	$54
Policyholder liability remeasurement (gains) losses
Reinsurance assumed	$—	$—	$—
Reinsurance ceded	7	40	47
Net policyholder liability remeasurement (gains) losses	$7	$40	$47
Interest credited to PABs
Reinsurance assumed	$—	$—	$—
Reinsurance ceded	(24)	(27)	(30)
Net interest credited to PABs	$(24)	$(27)	$(30)
Other expenses
Reinsurance assumed	$11	$11	$11
Reinsurance ceded	176	(155)	80
Net other expenses	$187	$(144)	$91
MTL - 41

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
6. Reinsurance (continued)
Information regarding the significant effects of affiliated reinsurance included on the consolidated balance sheets was as follows at:

	December 31,
	2024		2023
	Assumed	Ceded	Assumed	Ceded
	(In millions)
Assets
Premiums, reinsurance and other receivables	$25	$3,751	$26	$3,268
DAC and VOBA	112	—	113	—
Total assets	$137	$3,751	$139	$3,268
Liabilities
FPBs	$885	$—	$823	$—
Other policy-related balances	10	—	8	—
Other liabilities	8	3,766	10	3,101
Total liabilities	$903	$3,766	$841	$3,101
The Company has an agreement to cede certain group annuity contracts issued in connection with a qualifying pension risk transfer on a facultative modified coinsurance basis to MRH, an affiliate. Effective January 1, 2024, the Company ceded an additional quota share of liabilities associated with certain group annuity contracts issued by the Company in connection with qualifying pension risk transfer transactions. The significant reinsurance effects to the Company were primarily increases in premiums, reinsurance and other receivables of $913 million and other liabilities of $1.0 billion at December 31, 2024.
The Company has secured certain reinsurance recoverable balances with collateral, including funds withheld accounts. The Company had $792 million and $906 million of unsecured affiliated reinsurance recoverable balances at December 31, 2024 and 2023, respectively.
Affiliated reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. Included in premium, reinsurance and other receivables in the table above are deposit assets on affiliated reinsurance of $758 million and $849 million at December 31, 2024 and 2023, respectively. There were no deposit liabilities on affiliated reinsurance at both December 31, 2024 and 2023.
7. Investments
See Note 9 for information about the fair value hierarchy for investments and the related valuation methodologies.
Investment Risks and Uncertainties
Investments are exposed to the following primary sources of risk: credit, interest rate, liquidity, market valuation, currency and real estate risk. The financial statement risks, stemming from such investment risks, are those associated with the determination of estimated fair values, the diminished ability to sell certain investments in times of strained market conditions, the recognition of ACL and impairments, the recognition of income on certain investments and the potential consolidation of VIEs. The use of different methodologies, assumptions and inputs relating to these financial statement risks may have a material effect on the amounts presented within the consolidated financial statements.
The determination of ACL and impairments is highly subjective and is based upon quarterly evaluations and assessments of known and inherent risks associated with the respective asset class. Such evaluations and assessments are revised as conditions change and new information becomes available.
The recognition of income on certain investments (e.g. structured securities, including mortgage-backed securities, ABS & CLO, certain structured investment transactions and FVO securities) is dependent upon certain factors such as prepayments and defaults, and changes in such factors could result in changes in amounts to be earned.
MTL - 42

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
7. Investments (continued)
Fixed Maturity Securities AFS
Fixed Maturity Securities AFS by Sector
The following table presents fixed maturity securities AFS by sector. U.S. corporate and foreign corporate sectors include redeemable preferred stock. RMBS includes agency, prime, prime investor, non-qualified residential mortgage, alternative, reperforming and sub-prime mortgage-backed securities. ABS & CLO includes securities collateralized by consumer loans, corporate loans, and broadly syndicated bank loans. Municipals includes taxable and tax-exempt revenue bonds and, to a much lesser extent, general obligations of states, municipalities and political subdivisions. Commercial mortgage-backed securities (“CMBS”) primarily includes securities collateralized by multiple commercial mortgage loans. RMBS, ABS & CLO and CMBS are, collectively, “Structured Products.”

	December 31,
	2024					2023
	Amortized Cost		Gross Unrealized		Estimated Fair Value	Amortized Cost		Gross Unrealized		Estimated Fair Value
Sector		ACL	Gains	Losses			ACL	Gains	Losses
	(In millions)
U.S. corporate	$9,538	$(4)	$32	$1,172	$8,394	$9,109	$(1)	$76	$1,069	$8,115
Foreign corporate	6,836	(1)	56	965	5,926	6,094	—	124	800	5,418
RMBS	5,904	—	42	402	5,544	4,854	—	53	395	4,512
ABS & CLO	4,123	(2)	32	137	4,016	2,804	(2)	8	122	2,688
U.S. government and agency	3,714	—	3	345	3,372	2,339	—	59	178	2,220
Foreign government	2,155	—	23	295	1,883	1,715	—	57	210	1,562
CMBS	1,377	—	26	66	1,337	1,426	(1)	13	140	1,298
Municipals	1,537	—	2	240	1,299	1,330	—	12	193	1,149
Total fixed maturity securities AFS	$35,184	$(7)	$216	$3,622	$31,771	$29,671	$(4)	$402	$3,107	$26,962
Methodology for Amortization of Premium and Accretion of Discount on Structured Products
Amortization of premium and accretion of discount on Structured Products considers the estimated timing and amount of prepayments of the underlying loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the originally anticipated and the actual prepayments received and currently anticipated. Prepayment assumptions for Structured Products are estimated using inputs obtained from third-party specialists and based on management’s knowledge of the current market. For credit-sensitive and certain prepayment-sensitive Structured Products, the effective yield is recalculated on a prospective basis. For all other Structured Products, the effective yield is recalculated on a retrospective basis.
Maturities of Fixed Maturity Securities AFS
The amortized cost, net of ACL, and estimated fair value of fixed maturity securities AFS, by contractual maturity date, were as follows at December 31, 2024:

	Due in One Year or Less	Due After One Year Through Five Years	Due After Five Years Through Ten Years	Due After Ten Years	Structured Products	Total Fixed Maturity Securities AFS
	(In millions)
Amortized cost, net of ACL	$1,022	$2,986	$5,391	$14,376	$11,402	$35,177
Estimated fair value	$1,004	$2,888	$4,860	$12,122	$10,897	$31,771
Actual maturities may differ from contractual maturities due to the exercise of call or prepayment options. Fixed maturity securities AFS not due at a single maturity date have been presented in the year of final contractual maturity. Structured Products are shown separately, as they are not due at a single maturity.
MTL - 43

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
7. Investments (continued)
Continuous Gross Unrealized Losses for Fixed Maturity Securities AFS by Sector
The following table presents the estimated fair value and gross unrealized losses of fixed maturity securities AFS in an unrealized loss position without an ACL by sector and aggregated by length of time that the securities have been in a continuous unrealized loss position.

	December 31,
	2024				2023
	Less than 12 Months		Equal to or Greater than 12 Months		Less than 12 Months		Equal to or Greater than 12 Months
Sector & Credit Quality	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
	(Dollars in millions)
U.S. corporate	$4,240	$725	$2,474	$447	$548	$72	$5,666	$996
Foreign corporate	2,303	345	2,203	618	201	32	3,577	768
RMBS	2,201	127	1,321	275	522	5	2,209	390
ABS & CLO	978	66	838	71	353	6	1,638	115
U.S. government and agency	1,923	116	653	229	824	31	500	147
Foreign government	881	82	714	213	40	—	1,013	210
CMBS	241	20	438	46	82	2	861	137
Municipals	727	106	434	134	47	1	747	192
Total fixed maturity securities AFS	$13,494	$1,587	$9,075	$2,033	$2,617	$149	$16,211	$2,955
Investment grade	13,176	1,563	8,797	1,994	2,520	142	15,603	2,881
Below investment grade	318	24	278	39	97	7	608	74
Total fixed maturity securities AFS	$13,494	$1,587	$9,075	$2,033	$2,617	$149	$16,211	$2,955
Total number of securities in an unrealized loss position	2,834		2,210		360		3,915
Evaluation of Fixed Maturity Securities AFS for Credit Loss
Evaluation and Measurement Methodologies
Management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management’s evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used in the credit loss evaluation process include, but are not limited to: (i) the extent to which the estimated fair value has been below amortized cost, (ii) adverse conditions specifically related to a security, an industry sector or sub-sector, or an economically depressed geographic area, adverse change in the financial condition of the issuer of the security, changes in technology, discontinuance of a segment of the business that may affect future earnings, and changes in the quality of credit enhancement, (iii) payment structure of the security and likelihood of the issuer being able to make payments, (iv) failure of the issuer to make scheduled interest and principal payments, (v) whether the issuer, or series of issuers or an industry has suffered a catastrophic loss or has exhausted natural resources, (vi) whether the Company has the intent to sell or will more likely than not be required to sell, including transfers in connection with reinsurance transactions, a particular security before the decline in estimated fair value below amortized cost recovers, (vii) with respect to Structured Products, changes in forecasted cash flows after considering the changes in the financial condition of the underlying loan obligors and quality of underlying collateral, expected prepayment speeds, current and forecasted loss severity, consideration of the payment terms of the underlying assets backing a particular security, and the payment priority within the tranche structure of the security, (viii) changes in the rating of the security by a rating agency, and (ix) other subjective factors, including concentrations and information obtained from regulators.
MTL - 44

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
7. Investments (continued)
The methodology and significant inputs used to determine the amount of credit loss are as follows:
•The Company calculates the recovery value by performing a discounted cash flow analysis based on the present value of future cash flows. The discount rate is generally the effective interest rate of the security at the time of purchase for fixed-rate securities and the spot rate at the date of evaluation of credit loss for floating-rate securities.
•When determining collectability and the period over which value is expected to recover, the Company applies considerations utilized in its overall credit loss evaluation process which incorporates information regarding the specific security, fundamentals of the industry and geographic area in which the security issuer operates, and overall macroeconomic conditions. Projected future cash flows are estimated using assumptions derived from management’s single best estimate, the most likely outcome in a range of possible outcomes, after giving consideration to a variety of variables that include, but are not limited to: payment terms of the security; the likelihood that the issuer can service the interest and principal payments; the quality and amount of any credit enhancements; the security’s position within the capital structure of the issuer; possible corporate restructurings or asset sales by the issuer; any private and public sector programs to restructure foreign government securities and municipals; and changes to the rating of the security or the issuer by rating agencies.
•Additional considerations are made when assessing the features that apply to certain Structured Products including, but not limited to: the quality of underlying collateral, historical performance of the underlying loan obligors, historical rent and vacancy levels, changes in the financial condition of the underlying loan obligors, expected prepayment speeds, current and forecasted loss severity, consideration of the payment terms of the underlying loans or assets backing a particular security, changes in the quality of credit enhancement and the payment priority within the tranche structure of the security.
With respect to securities that have attributes of debt and equity (“perpetual hybrid securities”), consideration is given in the credit loss analysis as to whether there has been any deterioration in the credit of the issuer and the likelihood of recovery in value of the securities that are in a severe unrealized loss position. Consideration is also given as to whether any perpetual hybrid securities with an unrealized loss, regardless of credit rating, have deferred any dividend payments.
In periods subsequent to the recognition of an initial ACL on a security, the Company reassesses credit loss quarterly. Subsequent increases or decreases in the expected cash flow from the security result in corresponding decreases or increases in the ACL which are recognized in earnings and reported within net investment gains (losses); however, the previously recorded ACL is not reduced to an amount below zero. Full or partial write-offs are deducted from the ACL in the period the security, or a portion thereof, is considered uncollectible. Recoveries of amounts previously written off are recorded to the ACL in the period received. When the Company has the intent to sell the security or it is more likely than not that the Company will be required to sell the security before recovery of its amortized cost, any ACL is written off and the amortized cost is written down to estimated fair value through a charge within net investment gains (losses), which becomes the new amortized cost of the security.
Evaluation of Fixed Maturity Securities AFS in an Unrealized Loss Position
Gross unrealized losses on securities without an ACL increased $516 million for the year ended December 31, 2024 to $3.6 billion primarily due to an increase in interest rates and the impact of weakening foreign currencies on certain non-functional currency denominated fixed maturity securities.
As shown in the table above, most of the gross unrealized losses on securities without an ACL that have been in a continuous gross unrealized loss position for 12 months or greater at December 31, 2024 relate to investment grade securities. These unrealized losses are principally due to narrowing credit spreads since purchase and, with respect to fixed-rate securities, rising interest rates since purchase.
As of December 31, 2024, $39 million of gross unrealized losses on securities without an ACL that have been in a continuous gross unrealized loss position for 12 months or greater on below investment grade securities were concentrated in the consumer, utility and finance sectors within corporate securities and in ABS & CLO securities. These unrealized losses are the result of significantly wider credit spreads resulting from higher risk premiums since purchase, largely due to economic and market uncertainty and, with respect to fixed-rate securities, rising interest rates since purchase.
MTL - 45

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
7. Investments (continued)
At December 31, 2024, the Company did not intend to sell its securities in an unrealized loss position without an ACL, and it was not more likely than not that the Company would be required to sell these securities before the anticipated recovery of the remaining amortized cost. Therefore, the Company concluded that these securities had not incurred a credit loss and should not have an ACL at December 31, 2024.
Future provisions for credit loss will depend primarily on economic fundamentals, issuer performance (including changes in the present value of future cash flows expected to be collected), changes in credit ratings and collateral valuation.
Mortgage Loans
Mortgage Loans by Portfolio Segment
Mortgage loans are summarized as follows at:

	December 31,
	2024		2023
Portfolio Segment	Carrying Value	% of Total	Carrying Value	% of Total
	(Dollars in millions)
Commercial	$4,741	43.9%	$4,355	44.5%
Agricultural	3,823	35.4	3,729	38.1
Residential	2,329	21.6	1,755	18.0
Total amortized cost	10,893	100.9	9,839	100.6
ACL	(93)	(0.9)	(63)	(0.6)
Total mortgage loans	$10,800	100.0%	$9,776	100.0%
The amount of net (discounts) premiums and deferred (fees) expenses, included within total amortized cost, primarily attributable to residential mortgage loans was ($87) million and ($11) million at December 31, 2024 and 2023, respectively. The accrued interest income for commercial, agricultural and residential mortgage loans at December 31, 2024 was $21 million, $39 million and $25 million, respectively. The accrued interest income for commercial, agricultural and residential mortgage loans at December 31, 2023 was $20 million, $36 million and $16 million, respectively. The accrued interest income related to mortgage loans is included in accrued investment income on the consolidated balance sheets.
Purchases of mortgage loans, consisting primarily of residential mortgage loans, from unaffiliated parties, were $743 million, $392 million and $860 million for the years ended December 31, 2024, 2023 and 2022, respectively.
The Company acquires mortgage loans from its affiliates. The affiliates originate and acquire mortgage loans and the Company simultaneously purchases participation interests under master participation agreements. The aggregate amount of mortgage loan and mortgage secured loan participation interests purchased by the Company from such affiliates for the years ended December 31, 2024, 2023 and 2022 was $628 million, $661 million and $1.6 billion, respectively. In connection with mortgage loan and mortgage secured loan participations, the affiliates collected principal and interest payments on the Company’s behalf and the affiliates remitted such payments to the Company in the amount of $823 million, $947 million and $499 million for the years ended December 31, 2024, 2023 and 2022, respectively.
MTL - 46

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
7. Investments (continued)
Rollforward of ACL for Mortgage Loans by Portfolio Segment
The rollforward of ACL for mortgage loans, by portfolio segment, is as follows:

	Years Ended December 31,
	2024				2023				2022
	Commercial	Agricultural	Residential	Total	Commercial	Agricultural	Residential	Total	Commercial	Agricultural	Residential	Total
	(In millions)
Balance at January 1,	$18	$18	$27	$63	$17	$14	$15	$46	$16	$9	$4	$29
Provision (release)	11	5	17	33	2	4	12	18	1	5	11	17
Charge-offs, net of recoveries	—	(3)	—	(3)	(1)	—	—	(1)	—	—	—	—
Balance at December 31,	$29	$20	$44	$93	$18	$18	$27	$63	$17	$14	$15	$46
ACL Methodology
The Company records an allowance for expected lifetime credit loss in earnings within net investment gains (losses) in an amount that represents the portion of the amortized cost basis of mortgage loans that the Company does not expect to collect, resulting in mortgage loans being presented at the net amount expected to be collected. In determining the Company’s ACL, management applies significant judgment to estimate expected lifetime credit loss, including: (i) pooling mortgage loans that share similar risk characteristics, (ii) considering expected lifetime credit loss over the contractual term of its mortgage loans adjusted for expected prepayments and any extensions, and (iii) considering past events and current and forecasted economic conditions. Each of the Company’s commercial, agricultural and residential mortgage loan portfolio segments are evaluated separately. The ACL is calculated for each mortgage loan portfolio segment based on inputs unique to each loan portfolio segment. On a quarterly basis, mortgage loans within a portfolio segment that share similar risk characteristics, such as internal risk ratings or consumer credit scores, are pooled for calculation of ACL. On an ongoing basis, mortgage loans with dissimilar risk characteristics (i.e., loans with significant declines in credit quality), such as collateral dependent mortgage loans (i.e., when the borrower is experiencing financial difficulty, including when foreclosure is reasonably possible or probable), are evaluated individually for credit loss. The ACL for loans evaluated individually are established using the same methodologies for all three portfolio segments. For example, the ACL for a collateral dependent loan is established as the excess of amortized cost over the estimated fair value of the loan’s underlying collateral, less selling cost when foreclosure is probable. Accordingly, the change in the estimated fair value of collateral dependent loans, which are evaluated individually for credit loss, is recorded as a change in the ACL which is recorded on a quarterly basis as a charge or credit to earnings in net investment gains (losses).
MTL - 47

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
7. Investments (continued)
Commercial and Agricultural Mortgage Loan Portfolio Segments
Within each loan portfolio segment, commercial and agricultural loans are pooled by internal risk rating. Estimated lifetime loss rates, which vary by internal risk rating, are applied to the amortized cost of each loan, excluding accrued investment income, on a quarterly basis to develop the ACL. Internal risk ratings are based on an assessment of the loan’s credit quality, which can change over time. The estimated lifetime loss rates are based on several loan portfolio segment-specific factors, including (i) the Company’s experience with defaults and loss severity, (ii) expected default and loss severity over the forecast period, (iii) current and forecasted economic conditions including growth, inflation, interest rates and unemployment levels, (iv) loan specific characteristics including loan-to-value (“LTV”) ratios, and (v) internal risk ratings. These evaluations are revised as conditions change and new information becomes available. The Company uses its several decades of historical default and loss severity experience which capture multiple economic cycles. The Company uses a forecast of economic assumptions for a two-year period for most of its commercial and agricultural mortgage loans, while a one-year period is used for loans originated in certain markets. After the applicable forecast period, the Company reverts to its historical loss experience using a straight-line basis over two years. For evaluations of commercial mortgage loans, in addition to historical experience, management considers factors that include the impact of a rapid change to the economy, which may not be reflected in the loan portfolio, recent loss and recovery trend experience as compared to historical loss and recovery experience, and loan specific characteristics including debt service coverage ratios (“DSCR”). In estimating expected lifetime credit loss over the term of its commercial mortgage loans, the Company adjusts for expected prepayment and extension experience during the forecast period using historical prepayment and extension experience considering the expected position in the economic cycle and the loan profile (i.e., floating rate, shorter-term fixed rate and longer-term fixed rate) and after the forecast period using long-term historical prepayment experience. For evaluations of agricultural mortgage loans, in addition to historical experience, management considers factors that include increased stress in certain sectors, which may be evidenced by higher delinquency rates, or a change in the number of higher risk loans. In estimating expected lifetime credit loss over the term of its agricultural mortgage loans, the Company’s experience is much less sensitive to the position in the economic cycle and by loan profile; accordingly, historical prepayment experience is used, while extension terms are not prevalent with the Company’s agricultural mortgage loans.
Commercial mortgage loans are reviewed on an ongoing basis, which review includes, but is not limited to, an analysis of the property financial statements and rent roll, lease rollover analysis, property inspections, market analysis, estimated valuations of the underlying collateral, LTV ratios, DSCR and tenant creditworthiness. The monitoring process focuses on higher risk loans, which include those that are classified as restructured, delinquent or in foreclosure, as well as loans with higher LTV ratios and lower DSCR. Agricultural mortgage loans are reviewed on an ongoing basis, which review includes, but is not limited to, property inspections, market analysis, estimated valuations of the underlying collateral, LTV ratios and borrower creditworthiness, as well as reviews on a geographic and property-type basis. The monitoring process for agricultural mortgage loans also focuses on higher risk loans.
For commercial mortgage loans, the primary credit quality indicator is the DSCR, which compares a property’s net operating income to amounts needed to service the principal and interest due under the loan. Generally, the lower the DSCR, the higher the risk of experiencing a credit loss. The Company also reviews the LTV ratio of its commercial mortgage loan portfolio. LTV ratios compare the unpaid principal balance of the loan to the estimated fair value of the underlying collateral. Generally, the higher the LTV ratio, the higher the risk of experiencing a credit loss. The DSCR and the values utilized in calculating the ratio are updated routinely. In addition, the LTV ratio is routinely updated for all but the lowest risk loans as part of the Company’s ongoing review of its commercial mortgage loan portfolio.
For agricultural mortgage loans, the Company’s primary credit quality indicator is the LTV ratio. The values utilized in calculating this ratio are developed in connection with the ongoing review of the agricultural mortgage loan portfolio and are routinely updated.
After commercial and agricultural mortgage loans are approved, the Company makes commitments to lend and, typically, borrowers draw down on some or all of the commitments. The timing of mortgage loan funding is based on the commitment expiration dates. A liability for credit loss for unfunded commercial and agricultural mortgage loan commitments that is not unconditionally cancellable is recognized in earnings and is reported within net investment gains (losses). The liability is based on estimated lifetime loss rates as described above and the amount of the outstanding
MTL - 48

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
7. Investments (continued)
commitments, which for lines of credit, considers estimated utilization rates. When the commitment is funded or expires, the liability is adjusted accordingly.
Residential Mortgage Loan Portfolio Segment
The Company’s residential mortgage loan portfolio is comprised primarily of purchased closed end, amortizing residential mortgage loans, including both performing loans purchased within 12 months of origination and reperforming loans purchased after they have been performing for at least 12 months post-modification. Residential mortgage loans are pooled by loan type (i.e., new origination and reperforming) and pooled by similar risk profiles (including consumer credit score and LTV ratios). Estimated lifetime loss rates, which vary by loan type and risk profile, are applied to the amortized cost of each loan excluding accrued investment income on a quarterly basis to develop the ACL. The estimated lifetime loss rates are based on several factors, including (i) industry historical experience and expected results over the forecast period for defaults, (ii) loss severity, (iii) prepayment rates, (iv) current and forecasted economic conditions including growth, inflation, interest rates and unemployment levels, and (v) loan pool specific characteristics including consumer credit scores, LTV ratios, payment history and home prices. These evaluations are revised as conditions change and new information becomes available. The Company uses industry historical experience which captures multiple economic cycles as the Company has purchased most of its residential mortgage loans in the last five years. The Company uses a forecast of economic assumptions for a two-year period for most of its residential mortgage loans. After the applicable forecast period, the Company reverts to industry historical loss experience using a straight-line basis over one year.
For residential mortgage loans, the Company’s primary credit quality indicator is whether the loan is performing or nonperforming. The Company generally defines nonperforming residential mortgage loans as those that are 60 or more days past due and/or in nonaccrual status which is assessed monthly. Generally, nonperforming residential mortgage loans have a higher risk of experiencing a credit loss.
Modifications to Borrowers Experiencing Financial Difficulty
The Company may modify mortgage loans to borrowers. Each mortgage loan modification is evaluated to determine whether the borrower was experiencing financial difficulties. Disclosed below are those modifications, in materially impacted mortgage segments, where the borrower was determined to be experiencing financial difficulties and the mortgage loans were modified by any of the following means: principal forgiveness, interest rate reduction, other-than-insignificant payment delay or term extension. The amount, timing and extent of modifications granted and subsequent performance are considered in determining any ACL recorded.
These mortgage loan modifications are summarized as follows:

	Years Ended December 31,
	2024			2023
	Maturity Extension (1)	Weighted Average Life Increase		Maturity Extension	Weighted Average Life Increase
	Amortized Cost	Affected Loans (in Years)	% of Book Value	Amortized Cost	Affected Loans (in Years)	% of Book Value
	(Dollars in millions)
Commercial	$12	2 Years	<1%	$17	Less than one year	1.0%
__________________
(1)Includes commercial mortgage loans with an amortized cost of $2 million that received interest rate reductions from 7.6% to 6.5% in addition to maturity extensions.
For the years ended December 31, 2024 and 2023, all commercial mortgage loans which were modified to borrowers experiencing financial difficulties and still outstanding were current.
MTL - 49

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
7. Investments (continued)
Credit Quality of Mortgage Loans by Portfolio Segment
The amortized cost of commercial mortgage loans by credit quality indicator and vintage year was as follows at December 31, 2024:

Credit Quality Indicator	2024	2023	2022	2021	2020	Prior	Revolving Loans	Total	% of Total
	(Dollars in millions)
LTV ratios:
Less than 65%	$483	$196	$570	$685	$93	$481	$—	$2,508	52.9%
65% to 75%	112	31	509	265	5	205	—	1,127	23.8
76% to 80%	1	—	34	83	21	101	—	240	5.0
Greater than 80%	3	6	108	221	147	381	—	866	18.3
Total	$599	$233	$1,221	$1,254	$266	$1,168	$—	$4,741	100.0%
DSCR:
> 1.20x	$529	$155	$1,141	$1,093	$245	$1,015	$—	$4,178	88.1%
1.00x - 1.20x	35	46	22	153	20	63	—	339	7.2
<1.00x	35	32	58	8	1	90	—	224	4.7
Total	$599	$233	$1,221	$1,254	$266	$1,168	$—	$4,741	100.0%
The amortized cost of agricultural mortgage loans by credit quality indicator and vintage year was as follows at December 31, 2024:

Credit Quality Indicator	2024	2023	2022	2021	2020	Prior	Revolving Loans	Total	% of Total
	(Dollars in millions)
LTV ratios:
Less than 65%	$151	$388	$625	$1,135	$682	$523	$111	$3,615	94.6%
65% to 75%	3	—	64	114	7	13	—	201	5.2
76% to 80%	—	—	—	—	2	—	—	2	0.1
Greater than 80%	—	—	—	—	—	5	—	5	0.1
Total	$154	$388	$689	$1,249	$691	$541	$111	$3,823	100%
The amortized cost of residential mortgage loans by credit quality indicator and vintage year was as follows at December 31, 2024:

Credit Quality Indicator	2024	2023	2022	2021	2020	Prior	Revolving Loans	Total	% of Total
	(Dollars in millions)
Performance indicators:
Performing	$366	$386	$564	$614	$91	$253	$—	$2,274	97.6%
Nonperforming (1)	8	24	14	7	—	2	—	55	2.4
Total	$374	$410	$578	$621	$91	$255	$—	$2,329	100.0%
__________________
(1)Includes residential mortgage loans in process of foreclosure with an amortized cost of $27 million and $5 million at December 31, 2024 and 2023, respectively.
Past Due and Nonaccrual Mortgage Loans
The Company has a high quality, well performing mortgage loan portfolio, with 98% and 99% of all mortgage loans classified as performing at December 31, 2024 and 2023, respectively. The Company defines delinquency consistent with
MTL - 50

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
7. Investments (continued)
industry practice, when mortgage loans are past due more than two or more months, as applicable, by portfolio segment. The past due and nonaccrual mortgage loans at amortized cost, prior to ACL, by portfolio segment, were as follows:

	Past Due		Past Due and Still Accruing Interest		Nonaccrual
Portfolio Segment	December 31, 2024	December 31, 2023	December 31, 2024	December 31, 2023	December 31, 2024	December 31, 2023
	(In millions)
Commercial	$19	$—	$—	$—	$45	$9
Agricultural	98	—	92	—	7	—
Residential	55	18	—	—	55	18
Total	$172	$18	$92	$—	$107	$27
Real Estate and REJV
The Company’s real estate investment portfolio is diversified by property type, geography and income stream, including income from operating leases, operating income and equity in earnings from equity method REJV. Real estate investments, by income type, as well as income earned, were as follows at and for the periods indicated:

	December 31,		Years Ended December 31,
	2024	2023	2024	2023	2022
Income Type	Carrying Value		Income
	(In millions)
Wholly-owned real estate:
Leased real estate	$43	$43	$2	$3	$7
Other real estate	1	—	—	—	—
REJV	714	698	(25)	(18)	12
Total real estate and REJV	$758	$741	$(23)	$(15)	$19
Leases
Leased Real Estate Investments - Operating Leases
The Company, as lessor, leases investment real estate through a variety of operating lease arrangements, which typically include tenant reimbursement for property operating costs and options to renew or extend the lease. The Company has elected a practical expedient of not separating non-lease components related to reimbursement of property operating costs from associated lease components. These property operating costs have the same timing and pattern of transfer as the related lease component, because they are incurred over the same period of time as the operating lease. Therefore, the combined component is accounted for as a single operating lease. Leased real estate investments and income earned, by property type, were as follows at and for the periods indicated:

	December 31,		Years Ended December 31,
	2024	2023	2024	2023	2022
Property Type	Carrying Value		Income
	(In millions)
Leased real estate investments:
Land	$43	$43	$2	$2	$3
Industrial	—	—	—	—	4
Total leased real estate investments	$43	$43	$2	$2	$7
Future contractual receipts under operating leases at December 31, 2024 were $2 million in 2025, $2 million in 2026, $0 in 2027, $0 in 2028 and $0 in 2029, and in total were $4 million.
MTL - 51

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
7. Investments (continued)
Other Invested Assets
Other invested assets is comprised primarily of corporate-owned life insurance, freestanding derivatives with positive estimated fair values (see Note 8) and affiliated loans ( see “— Related Party Investment Transactions”).
Cash Equivalents
Cash equivalents, which includes securities and other investments with an original or remaining maturity of three months or less at the time of purchase, was $1.0 billion and $1.2 billion, at estimated fair value, at December 31, 2024 and 2023, respectively.
Concentrations of Credit Risk
Investments in any counterparty that were greater than 10% of the Company’s stockholder’s equity, other than the U.S. government and its agencies, at estimated fair value, were in fixed income securities of the following foreign government and its agencies and in corporate fixed income securities:

	December 31,
	2024	2023
	(In millions)
Government
Canada	$909	$1,017
U.K.	$285	N/A
Securities Lending Transactions
Securities, Collateral and Reinvestment Portfolio
A summary of these transactions accounted for as secured borrowings were as follows:

	December 31,
	2024			2023
	Securities (1)			Securities (1)
Agreement Type	Estimated Fair Value	Cash Collateral Received from Counterparties (2)	Reinvestment Portfolio at Estimated Fair Value	Estimated Fair Value	Cash Collateral Received from Counterparties (2)	Reinvestment Portfolio at Estimated Fair Value
	(In millions)
Securities lending	$1,475	$1,512	$1,440	$1,405	$1,427	$1,356
______________
(1)These securities were included within fixed maturity securities AFS and short-term investments at December 31, 2024 and within fixed maturity securities AFS, short-term investments and cash equivalents at December 31, 2023.
(2)The liability for cash collateral is included within payables for collateral under securities loaned and other transactions.
MTL - 52

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
7. Investments (continued)
Contractual Maturities
Contractual maturities of these transactions accounted for as secured borrowings were as follows:

	December 31,
	2024					2023
	Remaining Tenor of Securities Lending Agreements					Remaining Tenor of Securities Lending Agreements
Security Type	Open (1)	1 Month or Less	Over 1 Month to 6 Months	Over 6 Months to 1 Year	Total	Open (1)	1 Month or Less	Over 1 Month to 6 Months	Over 6 Months to 1 Year	Total
	(In millions)
Cash collateral liability by loaned security type:
U.S. government and agency	$574	$657	$109	$—	$1,340	$177	$181	$806	$—	$1,164
Agency RMBS	—	108	64	—	172	—	88	175	—	263
Total	$574	$765	$173	$—	$1,512	$177	$269	$981	$—	$1,427
______________
(1)The related security could be returned to the Company on the next business day, which would require the Company to immediately return the cash collateral.
If the Company is required to return significant amounts of cash collateral on short notice and is forced to sell investments to meet the return obligation, it may have difficulty selling such collateral that is invested in a timely manner, be forced to sell investments in a volatile or illiquid market for less than what otherwise would have been realized under normal market conditions, or both.
The reinvestment portfolio consists principally of high quality, liquid, publicly-traded fixed maturity securities AFS, short term investments, cash equivalents or cash. If the securities in the reinvestment portfolio become less liquid, liquidity resources within the general account are available to meet any potential cash demands when securities are put back by the counterparty.
Invested Assets on Deposit, Held in Trust and Pledged as Collateral
Invested assets on deposit and pledged as collateral are presented below at estimated fair value for all asset classes, except mortgage loans, which are presented at carrying value and were as follows at:

	December 31,
	2024	2023
	(In millions)
Invested assets on deposit (regulatory deposits)	$1,200	$1,245
Invested assets held in trust (reinsurance agreements)	321	—
Invested assets pledged as collateral (1)	2,037	2,017
Total invested assets on deposit, held in trust and pledged as collateral	$3,558	$3,262
______________
(1)The Company has pledged invested assets in connection with various agreements and transactions, including funding agreements (see Note 3) and derivative transactions (see Note 8).
See “— Securities Lending Transactions” for information regarding securities supporting securities lending transactions. In addition, the Company’s investment in FHLBNY common stock, included within other invested assets, which is considered restricted until redeemed by the issuer, was $71 million and $78 million, at redemption value, at December 31, 2024 and 2023, respectively, (see Note 1).
MTL - 53

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
7. Investments (continued)
Collectively Significant Equity Method Investments
The Company held equity method investments of $2.0 billion at December 31, 2024, comprised primarily of OLPI (private equity funds and hedge funds) and REJV (including real estate funds). The Company’s maximum exposure to loss related to these equity method investments was limited to the carrying value of these investments plus $582 million of unfunded commitments at December 31, 2024.
As described in Note 1, the Company generally recognizes its share of earnings in its equity method investments within net investment income using a three-month lag in instances where the investee’s financial information is not sufficiently timely or when the investee’s reporting period differs from the Company’s reporting period. Aggregate net investment income from these equity method investments exceeded 10% of the Company’s consolidated pre-tax income (loss) for two of the three most recent annual periods: 2024 and 2022.
The following aggregated summarized financial data reflects the latest available financial information and does not represent the Company’s proportionate share of the assets, liabilities, or earnings of such entities.
Aggregate total assets of these entities totaled $575.3 billion and $558.3 billion at December 31, 2024 and 2023, respectively. Aggregate total liabilities of these entities totaled $59.2 billion and $61.2 billion at December 31, 2024 and 2023, respectively. Aggregate net income (loss) of these entities totaled $33.3 billion, $13.5 billion and $5.4 billion for the years ended December 31, 2024, 2023 and 2022, respectively. Aggregate net income (loss) from the underlying entities in which the Company invests is primarily comprised of investment income, including recurring investment income (loss) and realized and unrealized investment gains (losses).
Variable Interest Entities
The Company has invested in legal entities that are VIEs. In certain instances, the Company holds both the power to direct the most significant activities of the entity, as well as an economic interest in the entity and, as such, is deemed to be the primary beneficiary or consolidator of the entity. The determination of the VIE’s primary beneficiary requires an evaluation of the contractual and implied rights and obligations associated with each party’s relationship with or involvement in the entity. There were no VIEs for which the Company has concluded that it is the primary beneficiary and which are consolidated at December 31, 2024 and 2023.
Unconsolidated VIEs
The carrying amount and maximum exposure to loss relating to VIEs in which the Company holds a significant variable interest but is not the primary beneficiary and which have not been consolidated were as follows at:

	December 31,
	2024		2023
Asset Type	Carrying Amount	Maximum Exposure to Loss (1)	Carrying Amount	Maximum Exposure to Loss (1)
	(In millions)
Fixed maturity securities AFS (2)	$7,698	$7,698	$6,260	$6,260
OLPI	1,127	1,554	1,185	1,649
REJV	111	111	95	204
Mortgage loan joint ventures	30	31	28	31
Other invested assets	10	23	9	21
Total	$8,976	$9,417	$7,577	$8,165
______________
(1)The maximum exposure to loss relating to fixed maturity securities AFS is equal to their carrying amounts or the carrying amounts of retained interests. The maximum exposure to loss relating to OLPI, REJV, and Mortgage loan joint ventures is equal to the carrying amounts plus any unfunded commitments.
(2)For variable interests in Structured Products included within fixed maturity securities AFS, the Company’s involvement is limited to that of a passive investor in mortgage-backed or asset-backed securities issued by trusts that do not have substantial equity.
MTL - 54

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
7. Investments (continued)
As described in Note 14, the Company makes commitments to fund partnership investments in the normal course of business. Excluding these commitments, the Company did not provide financial or other support to investees designated as VIEs for each of the years ended December 31, 2024, 2023 and 2022.
Net Investment Income
The composition of net investment income by asset type was as follows:

	Years Ended December 31,
Asset Type	2024	2023	2022
	(In millions)
Fixed maturity securities AFS	$1,483	$1,237	$986
Mortgage loans	518	439	340
Policy loans	72	87	83
Real estate and REJV	(23)	(15)	19
OLPI	90	26	71
Cash, cash equivalents and short-term investments	98	127	19
FVO securities	—	—	(19)
Annuities funding structured settlement claims	311	332	323
Other	86	58	57
Subtotal investment income	2,635	2,291	1,879
Less: Investment expenses	172	172	95
Net investment income	$2,463	$2,119	$1,784

Net Investment Income Information
Net realized and unrealized gains (losses) recognized in net investment income:
Net unrealized gains (losses) from changes in estimated fair value (primarily FVO securities)	$—	$—	$(17)
Net realized and unrealized gains (losses) recognized in net investment income	$—	$—	$(17)

Equity method investments net investment income (primarily REJV)	$63	$10	$85
MTL - 55

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
7. Investments (continued)
Net Investment Gains (Losses)
Net Investment Gains (Losses) by Asset Type and Transaction Type
The composition of net investment gains (losses) by asset type and transaction type was as follows:

	Years Ended December 31,
Asset Type	2024	2023	2022
	(In millions)
Fixed maturity securities AFS (1)	$(77)	$(486)	$(165)
Equity securities	(4)	(3)	—
Mortgage loans (1)	(38)	(55)	(18)
Real estate and REJV	—	1	211
OLPI	(9)	2	6
Other gains (losses)	(30)	(1)	4
Total net investment gains (losses)	$(158)	$(542)	$38

Transaction Type
Realized gains (losses) on investments sold or disposed (1)	$(117)	$(130)	$47
Impairment (losses) (1)	—	(361)	—
Recognized gains (losses):
Change in ACL recognized in earnings	(37)	(48)	(9)
Unrealized net gains (losses) recognized in earnings	(4)	(3)	—
Net investment gains (losses)	$(158)	$(542)	$38

Net Investment Gains (Losses) Information
Net realized investment gains (losses) from sales and disposals of investments:
Recognized in net investment gains (losses)	$(116)	$(129)	$47
Recognized in net investment income	—	—	—
Net realized investment gains (losses) from sales and disposals of investments	$(116)	$(129)	$47
_______________
(1)Includes a net loss of $378 million during the year ended December 31, 2023 for investments disposed of in connection with a reinsurance transaction. The net loss was comprised of ($359) million of impairments and $8 million of realized gains on disposal for fixed maturity securities AFS, and ($27) million of adjustments to mortgage loans, reflected as impairments calculated at lower of amortized cost or estimated fair value. See Note 6 for further information on this reinsurance transaction.
Fixed Maturity Securities AFS - Composition of Net Investment Gains (Losses)
The composition of net investment gains (losses) for these securities is as follows:

	Years Ended December 31,
	2024	2023	2022
	(In millions)
Proceeds	$5,278	$4,396	$6,708
Gross investment gains	$60	$53	$142
Gross investment losses	(133)	(175)	(315)
Realized gains (losses) on sales and disposals	(73)	(122)	(173)
Net credit loss (provision) release (change in ACL recognized in earnings)	(4)	(3)	8
Impairment (losses)	—	(361)	—
Net investment gains (losses)	$(77)	$(486)	$(165)
MTL - 56

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
7. Investments (continued)
Related Party Investment Transactions
The Company transfers invested assets to and from affiliates. Invested assets transferred were as follows:

	Years Ended December 31,
	2024	2023	2022
	(In millions)
Estimated fair value of invested assets transferred to affiliates	$31	$662	$470
Amortized cost of invested assets transferred to affiliates	$31	$646	$350
Net investment gains (losses) recognized on transfers	$—	$16	$120
Estimated fair value of invested assets transferred from affiliates	$27	$4	$473
Estimated fair value of derivative liabilities transferred to affiliates	$—	$—	$64
Recurring related party investments and related net investment income were as follows at and for the periods ended:

		December 31,
		2024	2023
Investment Type/Balance Sheet Category	Related Party	Carrying Value
		(In millions)
Affiliated investments (1)	MetLife, Inc.	$69	$76
Other invested assets		$69	$76
_________________
(1)Represents an investment in affiliated senior unsecured notes which have maturity dates from July 2028 to December 2031 and bear interest, payable semi-annually, at rates per annum ranging from 1.75% to 1.85%, respectively.
As a structured settlements assignment company, the Company purchased annuities from an affiliate to fund the periodic structured settlement claim payment obligations it assumed. Each annuity purchased is contractually designated to the assumed claim obligation it funds. The aggregate contract values of annuities funding structured settlement claims are recorded as an asset for which the Company has also recorded an unpaid claim obligation of equal amount. Such aggregated contract values were $5.2 billion and $5.3 billion at December 31, 2024 and 2023, respectively. The related net investment income and corresponding policyholder benefits and claims recognized were $311 million, $332 million and $323 million for the years ended December 31, 2024, 2023 and 2022, respectively.
The Company receives investment administrative services from affiliates. The related investment administrative service charges were $70 million, $71 million and $55 million for the years ended December 31, 2024, 2023 and 2022, respectively.
See “— Variable Interest Entities” for information on investments in affiliated REJV.
See “— Mortgage Loans — Mortgage Loans by Portfolio Segment” for discussion of mortgage loan participation agreements with affiliates.
8. Derivatives
Accounting for Derivatives
See Note 1 for a description of the Company’s accounting policies for derivatives and Note 9 for information about the fair value hierarchy for derivatives.
Derivative Strategies
The Company is exposed to various risks relating to its ongoing business operations, including interest rate, foreign currency exchange rate, credit and equity market. The Company uses a variety of strategies to manage these risks, including the use of derivatives.
MTL - 57

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
8. Derivatives (continued)
Derivatives are financial instruments with values derived from interest rates, foreign currency exchange rates, credit spreads and/or other financial indices. Derivatives may be exchange-traded or contracted in the over-the-counter (“OTC”) market. Certain of the Company’s OTC derivatives are cleared and settled through central clearing counterparties (“OTC-cleared”), while others are bilateral contracts between two counterparties (“OTC-bilateral”). The types of derivatives the Company uses include swaps, forwards, futures and option contracts. To a lesser extent, the Company uses credit default swaps to synthetically replicate investment risks and returns which are not readily available in the cash markets.
Interest Rate Derivatives
The Company uses a variety of interest rate derivatives to reduce its exposure to changes in interest rates, including interest rate swaps, caps, floors, swaptions and futures.
Interest rate swaps are used by the Company primarily to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). In an interest rate swap, the Company agrees with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts as calculated by reference to an agreed notional amount. The Company utilizes interest rate swaps in fair value, cash flow and nonqualifying hedging relationships.
The Company purchases interest rate caps primarily to protect its floating rate liabilities against rises in interest rates above a specified level, and against interest rate exposure arising from mismatches between assets and liabilities, and interest rate floors primarily to protect its minimum rate guarantee liabilities against declines in interest rates below a specified level. In certain instances, the Company locks in the economic impact of existing purchased caps and floors by entering into offsetting written caps and floors. The Company utilizes interest rate caps and floors in nonqualifying hedging relationships.
In exchange-traded interest rate (Treasury and swap) futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which is determined by the different classes of interest rate securities, to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts and to pledge initial margin based on futures exchange requirements. The Company enters into exchange-traded futures with regulated futures commission merchants that are members of the exchange. Exchange-traded interest rate (Treasury and swap) futures are used primarily to hedge (i) mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, (ii) against changes in value of securities the Company owns or anticipates acquiring, and (iii) against changes in interest rates on anticipated liability issuances by replicating Treasury or swap curve performance. The Company utilizes exchange-traded interest rate futures in nonqualifying hedging relationships.
Swaptions are used by the Company to hedge interest rate risk associated with the Company’s long-term liabilities and invested assets. A swaption is an option to enter into a swap with a forward starting effective date. In certain instances, the Company locks in the economic impact of existing purchased swaptions by entering into offsetting written swaptions. The Company pays a premium for purchased swaptions and receives a premium for written swaptions. In certain instances, the Company may enter into a combination of transactions to hedge changes in interest rates within a pre-determined range through the purchase and sale of options. The Company utilizes swaptions in nonqualifying hedging relationships. Swaptions are included in interest rate options.
Synthetic GICs are contracts that simulate the performance of traditional GICs through the use of financial instruments. The contractholder owns the underlying assets, and the Company provides a guarantee (or “wrap”) on the participant funds for an annual risk charge. The Company’s maximum exposure to loss on synthetic GICs is the notional amount, in the event the values of all of the underlying assets were reduced to zero. The Company’s risk is substantially lower due to contractual provisions that limit the portfolio to high quality assets, which are pre-approved and monitored for compliance, as well as the collection of risk charges. In addition, the crediting rates reset periodically to amortize market value gains and losses over a period equal to the duration of the wrapped portfolio, subject to a 0% floor. While plan participants may transact at book value, contractholder withdrawals may only occur immediately at market value, or at book value paid over a period of time per contract provisions. Synthetic GICs are not designated as hedging instruments.
MTL - 58

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
8. Derivatives (continued)
Foreign Currency Exchange Rate Derivatives
The Company uses foreign currency exchange rate derivatives, including foreign currency swaps and foreign currency forwards to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets denominated in foreign currencies.
In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a fixed exchange rate, generally set at inception, calculated by reference to an agreed upon notional amount. The notional amount of each currency is exchanged at the inception and termination of the currency swap by each party. The Company utilizes foreign currency swaps in fair value, cash flow and nonqualifying hedging relationships.
In a foreign currency forward transaction, the Company agrees with another party to deliver a specified amount of an identified currency at a specified future date. The price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The Company utilizes foreign currency forwards in nonqualifying hedging relationships.
Credit Derivatives
The Company enters into purchased credit default swaps to hedge against credit-related changes in the value of its investments. In a credit default swap transaction, the Company agrees with another party to pay, at specified intervals, a premium to hedge credit risk. If a credit event occurs, as defined by the contract, the contract may be cash settled or it may be settled gross by the delivery of par quantities of the referenced investment equal to the specified swap notional amount in exchange for the payment of cash amounts by the counterparty equal to the par value of the investment surrendered. Credit events vary by type of issuer but typically include bankruptcy, failure to pay debt obligations and involuntary restructuring for corporate obligors, as well as repudiation, moratorium or governmental intervention for sovereign obligors. In each case, payout on a credit default swap is triggered only after the relevant third party, Credit Derivatives Determinations Committee determines that a credit event has occurred. The Company utilizes credit default swaps in nonqualifying hedging relationships.
The Company enters into written credit default swaps to synthetically create credit investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These transactions are a combination of a derivative and one or more cash instruments, such as U.S. government and agency, or other fixed maturity securities AFS. These credit default swaps are not designated as hedging instruments.
Equity Derivatives
The Company uses equity index options primarily to hedge against changes in equity indices. The Company enters into contracts to sell the underlying equity index within a limited time at a contracted price. The contracts will be net settled in cash based on differentials in the indices at the time of exercise and the strike price. Certain of these contracts may also contain settlement provisions linked to interest rates. In certain instances, the Company may enter into a combination of transactions to hedge changes in equity indices within a pre-determined range through the purchase and sale of options. The Company utilizes equity index options in nonqualifying hedging relationships.
Other Derivatives
Longevity swaps are used by the Company primarily to mitigate risks associated with life expectancy and unanticipated changes in mortality rates. The Company utilizes longevity swaps in nonqualifying hedging relationships.
MTL - 59

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
8. Derivatives (continued)
Primary Risks Managed by Derivatives
The following table presents the primary underlying risk exposure, gross notional amount and estimated fair value of the Company’s derivatives, excluding embedded derivatives, held at:

	Primary Underlying Risk Exposure	December 31,
		2024			2023
			Estimated Fair Value			Estimated Fair Value
		Gross Notional Amount	Assets	Liabilities	Gross Notional Amount	Assets	Liabilities

		(In millions)
Derivatives Designated as Hedging Instruments:
Fair value hedges:
Interest rate swaps	Interest rate	$387	$—	$37	$107	$—	$26
Foreign currency swaps	Foreign currency exchange rate	4	—	—	16	1	—
Subtotal		391	—	37	123	1	26
Cash flow hedges:
Interest rate swaps	Interest rate	343	—	28	344	—	19
Foreign currency swaps	Foreign currency exchange rate	4,874	385	30	4,392	258	63
Subtotal		5,217	385	58	4,736	258	82
Total qualifying hedges		5,608	385	95	4,859	259	108
Derivatives Not Designated or Not Qualifying as Hedging Instruments:
Interest rate swaps	Interest rate	—	—	—	125	2	—
Interest rate caps	Interest rate	750	2	—	1,125	17	—
Interest rate floors	Interest rate	650	4	—	1,400	2	—
Interest rate futures	Interest rate	—	—	—	100	—	—
Interest rate options	Interest rate	307	1	—	308	4	—
Synthetic GICs	Interest rate	43,558	—	—	42,920	—	—
Foreign currency swaps	Foreign currency exchange rate	567	55	1	582	47	4
Foreign currency forwards	Foreign currency exchange rate	267	3	—	247	—	5
Credit default swaps - purchased	Credit	13	—	—	18	—	—
Credit default swaps - written	Credit	—	—	—	193	4	—
Longevity swaps	Longevity	1,000	—	—	—	—	—
Total non-designated or nonqualifying derivatives		47,112	65	1	47,018	76	9
Total		$52,720	$450	$96	$51,877	$335	$117

MTL - 60

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
8. Derivatives (continued)
The Effects of Derivatives on the Consolidated Statements of Operations and Comprehensive Income (Loss)
The following table presents the consolidated financial statement location and amount of gain (loss) recognized on fair value, cash flow, nonqualifying hedging relationships and embedded derivatives:

	Year Ended December 31, 2024
	Net Investment Income	Net Investment Gains (Losses)	Net Derivative Gains (Losses)	Interest Credited to PABs	OCI
	(In millions)
Gain (Loss) on Fair Value Hedges:
Interest rate derivatives:
Derivatives designated as hedging instruments (1)	$—	$—	N/A	$(12)	N/A
Hedged items	—	—	N/A	12	N/A
Foreign currency exchange rate derivatives:
Derivatives designated as hedging instruments (1)	—	—	N/A	—	N/A
Hedged items	—	—	N/A	—	N/A
Subtotal	—	—	N/A	—	N/A
Gain (Loss) on Cash Flow Hedges:
Interest rate derivatives: (1)
Amount of gains (losses) deferred in AOCI	N/A	N/A	N/A	N/A	$(10)
Amount of gains (losses) reclassified from AOCI into income	—	(4)	—	—	4
Foreign currency exchange rate derivatives: (1)
Amount of gains (losses) deferred in AOCI	N/A	N/A	N/A	N/A	167
Amount of gains (losses) reclassified from AOCI into income	—	18	—	—	(18)
Foreign currency transaction gains (losses) on hedged items	—	(14)	—	—	—
Subtotal	—	—	—	—	143
Gain (Loss) on Derivatives Not Designated or Not Qualifying as Hedging Instruments:
Interest rate derivatives (1)	—	N/A	(14)	N/A	N/A
Foreign currency exchange rate derivatives (1)	—	N/A	32	N/A	N/A
Credit derivatives — purchased (1)	—	N/A	—	N/A	N/A
Credit derivatives — written (1)	—	N/A	2	N/A	N/A
Equity derivatives (1)	—	N/A	—	N/A	N/A
Foreign currency transaction gains (losses) on hedged items	—	N/A	(11)	N/A	N/A
Subtotal	—	N/A	9	N/A	N/A
Earned income on derivatives	51	—	19	(5)	—
Synthetic GICs	N/A	N/A	66	N/A	N/A
Embedded derivatives	N/A	N/A	94	N/A	N/A
Total	$51	$—	$188	$(5)	$143
MTL - 61

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
8. Derivatives (continued)

	Year Ended December 31, 2023
	Net Investment Income	Net Investment Gains (Losses)	Net Derivative Gains (Losses)	Interest Credited to PABs	OCI
	(In millions)
Gain (Loss) on Fair Value Hedges:
Interest rate derivatives:
Derivatives designated as hedging instruments (1)	$—	$—	N/A	$—	N/A
Hedged items	—	—	N/A	—	N/A
Foreign currency exchange rate derivatives:
Derivatives designated as hedging instruments (1)	(1)	—	N/A	—	N/A
Hedged items	—	—	N/A	—	N/A
Subtotal	(1)	—	N/A	—	N/A
Gain (Loss) on Cash Flow Hedges:
Interest rate derivatives: (1)
Amount of gains (losses) deferred in AOCI	N/A	N/A	N/A	N/A	$(4)
Amount of gains (losses) reclassified from AOCI into income	—	—	—	—	—
Foreign currency exchange rate derivatives: (1)
Amount of gains (losses) deferred in AOCI	N/A	N/A	N/A	N/A	(256)
Amount of gains (losses) reclassified from AOCI into income	—	9	—	—	(9)
Foreign currency transaction gains (losses) on hedged items	—	(6)	—	—	—
Subtotal	—	3	—	—	(269)
Gain (Loss) on Derivatives Not Designated or Not Qualifying as Hedging Instruments:
Interest rate derivatives (1)	—	N/A	(44)	N/A	N/A
Foreign currency exchange rate derivatives (1)	—	N/A	(38)	N/A	N/A
Credit derivatives — purchased (1)	—	N/A	(1)	N/A	N/A
Credit derivatives — written (1)	—	N/A	3	N/A	N/A
Equity derivatives (1)	—	N/A	—	N/A	N/A
Foreign currency transaction gains (losses) on hedged items	—	N/A	15	N/A	N/A
Subtotal	—	N/A	(65)	N/A	N/A
Earned income on derivatives	34	—	47	(3)	—
Synthetic GICs	N/A	N/A	58	N/A	N/A
Embedded derivatives	N/A	N/A	(12)	N/A	N/A
Total	$33	$3	$28	$(3)	$(269)

MTL - 62

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
8. Derivatives (continued)

	Year Ended December 31, 2022
	Net Investment Income	Net Investment Gains (Losses)	Net Derivative Gains (Losses)	Interest Credited to PABs	OCI
	(In millions)
Gain (Loss) on Fair Value Hedges:
Interest rate derivatives:
Derivatives designated as hedging instruments (1)	$1	$—	N/A	$(23)	N/A
Hedged items	(1)	—	N/A	23	N/A
Foreign currency exchange rate derivatives:
Derivatives designated as hedging instruments (1)	4	—	N/A	—	N/A
Hedged items	(5)	—	N/A	—	N/A
Subtotal	(1)	—	—	—	N/A
Gain (Loss) on Cash Flow Hedges:
Interest rate derivatives: (1)
Amount of gains (losses) deferred in AOCI	N/A	N/A	N/A	N/A	$(34)
Amount of gains (losses) reclassified from AOCI into income	—	(10)	—	—	10
Foreign currency exchange rate derivatives: (1)
Amount of gains (losses) deferred in AOCI	N/A	N/A	N/A	N/A	357
Amount of gains (losses) reclassified from AOCI into income	—	21	—	—	(21)
Foreign currency transaction gains (losses) on hedged items	—	(21)	—	—	—
Subtotal	—	(10)	—	—	312
Gain (Loss) on Derivatives Not Designated or Not Qualifying as Hedging Instruments:
Interest rate derivatives (1)	—	N/A	28	N/A	N/A
Foreign currency exchange rate derivatives (1)	—	N/A	80	N/A	N/A
Credit derivatives — purchased (1)	—	N/A	5	N/A	N/A
Credit derivatives — written (1)	—	N/A	(2)	N/A	N/A
Equity derivatives (1)	16	N/A	—	N/A	N/A
Foreign currency transaction gains (losses) on hedged items	—	N/A	(30)	N/A	N/A
Subtotal	16	N/A	81	N/A	N/A
Earned income on derivatives	33	—	42	—	—
Synthetic GICs	N/A	N/A	—	N/A	N/A
Embedded derivatives	N/A	N/A	181	N/A	N/A
Total	$48	$(10)	$304	$—	$312
__________________
(1)Excludes earned income on derivatives.
Fair Value Hedges
The Company designates and accounts for the following as fair value hedges when they have met the requirements of fair value hedging: (i) interest rate swaps to convert fixed rate assets and liabilities to floating rate assets and liabilities; and (ii) foreign currency swaps to hedge the foreign currency fair value exposure of foreign currency denominated assets.
MTL - 63

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
8. Derivatives (continued)
The following table presents the balance sheet classification, carrying amount and cumulative fair value hedging adjustments for items designated and qualifying as hedged items in fair value hedges:

Balance Sheet Line Item	Carrying Amount of the Hedged Assets (Liabilities)		Cumulative Amount of Fair Value Hedging Adjustments Included in the Carrying Amount of Hedged Assets (Liabilities)
	December 31, 2024	December 31, 2023	December 31, 2024	December 31, 2023
	(In millions)
Fixed maturity securities AFS	$10	$8	$—	$1
Mortgage loans	$32	$14	$(1)	$(1)
PABs	$(48)	$(66)	$35	$23
The Company has elected to record changes in estimated fair value of excluded components in earnings. All components of each derivative’s gain or loss were included in the assessment of hedge effectiveness.
Cash Flow Hedges
The Company designates and accounts for the following as cash flow hedges when they have met the requirements of cash flow hedging: (i) interest rate swaps to convert floating rate assets to fixed rate assets and (ii) foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated assets.
In certain instances, the Company discontinued cash flow hedge accounting because the forecasted transactions were no longer probable of occurring. Because certain of the forecasted transactions also were not probable of occurring within two months of the anticipated date, the Company reclassified amounts from AOCI into income. These amounts were $5 million, $4 million and $8 million for the years ended December 31, 2024, 2023 and 2022, respectively.
There were no hedged forecasted transactions, other than the receipt or payment of variable interest payments, at both December 31, 2024 and 2023.
At December 31, 2024 and 2023, the balance in AOCI associated with cash flow hedges was $275 million and $132 million, respectively.
All components of each derivative’s gain or loss were included in the assessment of hedge effectiveness.
At December 31, 2024, the Company expected to reclassify $72 million of deferred net gains (losses) on derivatives in AOCI, to earnings within the next 12 months.
Credit Derivatives
In connection with synthetically created credit investment transactions, the Company writes credit default swaps for which it receives a premium to insure credit risk. Such credit derivatives are included within the effects of derivatives on the consolidated statements of operations and comprehensive income (loss) table. If a credit event occurs, as defined by the contract, the contract may be cash settled or it may be settled gross by the Company paying the counterparty the specified swap notional amount in exchange for the delivery of par quantities of the referenced credit obligation. The Company can terminate these contracts at any time through cash settlement with the counterparty at an amount equal to the then current estimated fair value of the credit default swaps.
MTL - 64

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
8. Derivatives (continued)
The following table presents the estimated fair value, maximum amount of future payments and weighted average years to maturity of written credit default swaps at:

	December 31,
	2024			2023
Rating Agency Designation of Referenced Credit Obligations (1)	Estimated Fair Value of Credit Default Swaps	Maximum Amount of Future Payments under Credit Default Swaps	Weighted Average Years to Maturity (2)	Estimated Fair Value of Credit Default Swaps	Maximum Amount of Future Payments under Credit Default Swaps	Weighted Average Years to Maturity (2)
	(Dollars in millions)
Baa
Credit default swaps referencing indices	$—	$—	0.0	$4	$193	5.0
______________
(1)The rating agency designations are based on availability and the midpoint of the applicable ratings among Moody’s Investors Service, Inc. (“Moody’s”), S&P and Fitch Ratings Inc. If no rating is available from a rating agency, then an internally developed rating is used.
(2)The weighted average years to maturity of the credit default swaps is calculated based on weighted average gross notional amounts.
Credit Risk on Freestanding Derivatives
The Company may be exposed to credit-related losses in the event of nonperformance by its counterparties to derivatives. Generally, the current credit exposure of the Company’s derivatives is limited to the net positive estimated fair value of derivatives at the reporting date after taking into consideration the existence of master netting or similar agreements and any collateral received pursuant to such agreements.
The Company manages its credit risk related to derivatives by entering into transactions with creditworthy counterparties in jurisdictions in which it understands that close-out netting should be enforceable and establishing and monitoring exposure limits. The Company’s OTC-bilateral derivative transactions are governed by International Swaps and Derivatives Association, Inc. Master Agreements which provide for legally enforceable set-off and close-out netting of exposures to specific counterparties in the event of early termination of a transaction, which includes, but is not limited to, events of default and bankruptcy. In the event of an early termination, close-out netting permits the Company (subject to financial regulations such as the Orderly Liquidation Authority under Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act) to set off receivables from the counterparty against payables to the same counterparty arising out of all included transactions and to apply collateral to the obligations without application of the automatic stay, upon the counterparty’s bankruptcy. All of the Company’s International Swaps and Derivatives Association, Inc. Master Agreements also include Credit Support Annex provisions which require both the pledging and accepting of collateral in connection with its OTC-bilateral derivatives as required by applicable law. Additionally, the Company is required to pledge initial margin for certain new OTC-bilateral derivative transactions to third party custodians.
The Company’s OTC-cleared derivatives are effected through central clearing counterparties and its exchange-traded derivatives are effected through regulated exchanges. Such positions are marked to market and margined on a daily basis (both initial margin and variation margin), and the Company has minimal exposure to credit-related losses in the event of nonperformance by brokers and central clearinghouses to such derivatives.
See Note 9 for a description of the impact of credit risk on the valuation of derivatives.
MTL - 65

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
8. Derivatives (continued)
The estimated fair values of the Company’s net derivative assets and net derivative liabilities after the application of master netting agreements and collateral were as follows at:

	December 31,
	2024		2023
Derivatives Subject to a Master Netting Arrangement or a Similar Arrangement	Assets	Liabilities	Assets	Liabilities
	(In millions)
Gross estimated fair value of derivatives:
OTC-bilateral (1)	$465	$96	$349	$117
OTC-cleared (1)	—	—	4	—
Total gross estimated fair value of derivatives presented on the consolidated balance sheets (1)	465	96	353	117
Gross amounts not offset on the consolidated balance sheets:
Gross estimated fair value of derivatives: (2)
OTC-bilateral	(60)	(60)	(74)	(74)
OTC-cleared	—	—	—	—
Cash collateral: (3), (4)
OTC-bilateral	(301)	—	(215)	—
OTC-cleared	—	—	(4)	—
Securities collateral: (5)
OTC-bilateral	(99)	(36)	(31)	(42)
OTC-cleared	—	—	—	—
Net amount after application of master netting agreements and collateral	$5	$—	$29	$1
______________
(1)At December 31, 2024 and 2023, derivative assets included income (expense) accruals reported in accrued investment income or in other liabilities of $15 million and $18 million, respectively.
(2)Estimated fair value of derivatives is limited to the amount that is subject to set-off and includes income or expense accruals.
(3)Cash collateral received by the Company for OTC-bilateral and OTC-cleared derivatives, where the central clearinghouse treats variation margin as collateral, is included in cash and cash equivalents, short-term investments or in fixed maturity securities AFS, and the obligation to return it is included in payables for collateral under securities loaned and other transactions on the balance sheet.
(4)The receivable for the return of cash collateral provided by the Company is inclusive of initial margin on OTC-cleared derivatives and is included in premiums, reinsurance and other receivables on the balance sheet. The amount of cash collateral offset in the table above is limited to the net estimated fair value of derivatives after application of netting agreements. At December 31, 2024 and 2023, the Company received excess cash collateral of $5 million and $1 million, respectively. At December 31, 2024 and 2023, the Company provided excess cash collateral of $0 and $2 million, respectively, which are not included in the table above due to the foregoing limitation.
(5)Securities collateral received by the Company is held in separate custodial accounts and is not recorded on the balance sheet. Subject to certain constraints, the Company is permitted by contract to sell or re-pledge this collateral, but at December 31, 2024, none of the collateral had been sold or re-pledged. Securities collateral pledged by the Company is reported in fixed maturity securities AFS on the balance sheet. Subject to certain constraints, the counterparties are permitted by contract to sell or re-pledge this collateral. The amount of securities collateral offset in the table above is limited to the net estimated fair value of derivatives after application of netting agreements and cash collateral. At December 31, 2024 and 2023, the Company received excess securities collateral with an estimated fair value of $5 million and $1 million, respectively, for its OTC-bilateral derivatives, which are not included in the table above due to the foregoing limitation. At December 31, 2024 and 2023, the Company provided excess securities collateral with
MTL - 66

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
8. Derivatives (continued)
an estimated fair value of $90 million and $36 million, respectively, for its OTC-bilateral derivatives, and $9 million and $6 million, respectively, for its OTC-cleared derivatives.
The Company’s collateral arrangements for its OTC-bilateral derivatives generally require the counterparty in a net liability position, after considering the effect of netting agreements, to pledge collateral when the collateral amount owed by that counterparty reaches a minimum transfer amount. The Company’s netting agreements for derivatives generally contain provisions that require the counterparty (or its guarantor, if applicable) to maintain specified minimum credit ratings above investment grade level from Moody’s, S&P or both. In those agreements, if the credit rating of the counterparty (or its guarantor, if applicable) were to fall below the applicable minimum rating, that counterparty would be in violation of these provisions, and the Company could terminate the transactions and demand immediate settlement and payment based on reasonable valuation of the derivatives. A significant portion of the Company’s netting agreements for derivatives grant similar rights to the counterparty to terminate the transactions and demand immediate settlement and payment if the Company’s financial strength rating were to fall below specified minimum levels above investment grade.
The following table presents the estimated fair value of the Company’s OTC-bilateral derivatives that were in a net liability position after considering the effect of netting agreements, together with the estimated fair value and balance sheet location of the collateral pledged.

	December 31,
	2024	2023
	Derivatives Subject to Financial Strength-Contingent Provisions
	(In millions)
Estimated fair value of derivatives in a net liability position (1)	$36	$43
Estimated fair value of collateral provided:
Fixed maturity securities AFS	$43	$53
______________
(1)After taking into consideration the existence of netting agreements.
Embedded Derivatives
The Company is a party to certain reinsurance agreements that contain embedded derivatives that are required to be separated from their host contracts and accounted for as freestanding derivatives.
The following table presents the estimated fair value and balance sheet location of the Company’s embedded derivatives that have been separated from their host contracts at:

		December 31,
	Balance Sheet Location	2024	2023
		(In millions)
Embedded derivatives within liability host contracts:
Funds withheld on ceded reinsurance	Other liabilities	$(206)	$(112)
MTL - 67

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
9. Fair Value
When developing estimated fair values, the Company considers three broad valuation approaches: (i) the market approach, (ii) the income approach, and (iii) the cost approach. The Company determines the most appropriate valuation approach to use, given what is being measured and the availability of sufficient inputs, giving priority to observable inputs. The Company categorizes its assets and liabilities measured at estimated fair value into a three-level hierarchy, based on the significant input with the lowest level in its valuation. The input levels are as follows:

Level 1	Unadjusted quoted prices in active markets for identical assets or liabilities. The Company defines active markets based on average trading volume for equity securities. The size of the bid/ask spread is used as an indicator of market activity for fixed maturity securities AFS.

Level 2	Quoted prices in markets that are not active or inputs that are observable either directly or indirectly. These inputs can include quoted prices for similar assets or liabilities other than quoted prices in Level 1, quoted prices in markets that are not active, or other significant inputs that are observable or can be derived principally from or corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3	Unobservable inputs that are supported by little or no market activity and are significant to the determination of estimated fair value of the assets or liabilities. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability.
Financial markets are susceptible to severe events evidenced by rapid depreciation in asset values accompanied by a reduction in asset liquidity. The Company’s ability to sell securities, as well as the price ultimately realized for these securities, depends upon the demand and liquidity in the market and increases the use of judgment in determining the estimated fair value of certain securities.
Considerable judgment is often required in interpreting the market data used to develop estimates of fair value, and the use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.
MTL - 68

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
9. Fair Value (continued)
Recurring Fair Value Measurements
The assets and liabilities measured at estimated fair value on a recurring basis and their corresponding placement in the fair value hierarchy, including those items for which the Company has elected the FVO, are presented below at:

	December 31, 2024
	Fair Value Hierarchy
	Level 1	Level 2	Level 3	Total Estimated Fair Value
	(In millions)
Assets
Fixed maturity securities AFS:
U.S. corporate	$—	$6,373	$2,021	$8,394
Foreign corporate	—	3,564	2,362	5,926
RMBS	—	5,205	339	5,544
ABS & CLO	—	2,135	1,881	4,016
U.S. government and agency	2,401	971	—	3,372
Foreign government	—	1,883	—	1,883
CMBS	—	969	368	1,337
Municipals	—	1,299	—	1,299
Total fixed maturity securities AFS	2,401	22,399	6,971	31,771
Short-term investments	166	—	1	167
Other investments	—	—	11	11
Derivative assets: (1)
Interest rate	—	7	—	7
Foreign currency exchange rate	—	443	—	443
Credit	—	—	—	—
Total derivative assets	—	450	—	450
Separate account assets (2)	851	7,450	130	8,431
Total assets	$3,418	$30,299	$7,113	$40,830
Liabilities
Derivative liabilities: (1)
Interest rate	$—	$65	$—	$65
Foreign currency exchange rate	—	31	—	31
Total derivative liabilities	—	96	—	96
Embedded derivatives within liability host contracts (3)	—	—	(206)	(206)
Total liabilities	$—	$96	$(206)	$(110)
MTL - 69

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
9. Fair Value (continued)

	December 31, 2023
	Fair Value Hierarchy
	Level 1	Level 2	Level 3	Total Estimated Fair Value
	(In millions)
Assets
Fixed maturity securities AFS:
U.S. corporate	$—	$5,813	$2,302	$8,115
Foreign corporate	—	3,303	2,115	5,418
RMBS	—	4,274	238	4,512
ABS & CLO	—	2,196	492	2,688
U.S. government and agency	1,397	823	—	2,220
Foreign government	—	1,562	—	1,562
CMBS	—	1,098	200	1,298
Municipals	—	1,149	—	1,149
Total fixed maturity securities AFS	1,397	20,218	5,347	26,962
Short-term investments	670	46	—	716
Other investments	—	—	15	15
Derivative assets: (1)
Interest rate	—	25	—	25
Foreign currency exchange rate	—	306	—	306
Credit	—	4	—	4
Total derivative assets	—	335	—	335
Separate account assets (2)	202	6,223	179	6,604
Total assets	$2,269	$26,822	$5,541	$34,632
Liabilities
Derivative liabilities: (1)
Interest rate	$—	$45	$—	$45
Foreign currency exchange rate	—	72	—	72
Total derivative liabilities	—	117	—	117
Embedded derivatives within liability host contracts (3)	—	—	(112)	(112)
Total liabilities	$—	$117	$(112)	$5
______________
(1)Derivative assets are presented within other invested assets on the consolidated balance sheets and derivative liabilities are presented within other liabilities on the consolidated balance sheets.
(2)Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders whose liability is reflected within separate account liabilities. Separate account liabilities are set equal to the estimated fair value of separate account assets.
(3)Embedded derivatives within liability host contracts are presented within other liabilities on the consolidated balance sheets.
The following describes the valuation methodologies used to measure assets and liabilities at fair value.
MTL - 70

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
9. Fair Value (continued)
Investments
Securities, Short-term Investments and Other Investments
When available, the estimated fair value of these financial instruments is based on quoted prices in active markets that are readily and regularly obtainable. Generally, these are the most liquid of the Company’s securities holdings and valuation of these securities does not involve management’s judgment.
When quoted prices in active markets are not available, the determination of estimated fair value of securities is based on market standard valuation methodologies, giving priority to observable inputs. The significant inputs to the market standard valuation methodologies for certain types of securities with reasonable levels of price transparency are inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data. When observable inputs are not available, the market standard valuation methodologies rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. These unobservable inputs can be based, in large part, on management’s judgment or estimation and cannot be supported by reference to market activity. Unobservable inputs are based on management’s assumptions about the inputs market participants would use in pricing such investments.
The estimated fair value of short-term investments and other investments is determined on a basis consistent with the methodologies described herein.
The valuation approaches and key inputs for each category of assets or liabilities that are classified within Level 2 and Level 3 of the fair value hierarchy are presented below. The primary valuation approaches are the market approach, which considers recent prices from market transactions involving identical or similar assets or liabilities, and the income approach, which converts expected future amounts (e.g., cash flows) to a single current, discounted amount. The valuation of most instruments listed below is determined using independent pricing sources, matrix pricing, discounted cash flow methodologies or other similar techniques that use either observable market inputs or unobservable inputs.

Instrument		Level 2 Observable Inputs	Level 3 Unobservable Inputs
Fixed maturity securities AFS
U.S. corporate and Foreign corporate securities
	Valuation Approaches: Principally the market and income approaches.		Valuation Approaches: Principally the market approach.
	Key Inputs:		Key Inputs:
	•	quoted prices in markets that are not active	•	illiquidity premium
	•	benchmark yields; spreads off benchmark yields; new issuances; issuer ratings	•	delta spread adjustments to reflect specific credit-related issues
	•	trades of identical or comparable securities; duration	•	credit spreads
	•	privately-placed securities are valued using the additional key inputs:	•	quoted prices in markets that are not active for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2
• market yield curve; call provisions
		• observable prices and spreads for similar public or private securities that incorporate the credit quality and industry sector of the issuer	•	independent non-binding broker quotations
• delta spread adjustments to reflect specific credit-related issues
U.S. government and agency securities, Foreign government securities, and Municipals
	Valuation Approaches: Principally the market approach.		Valuation Approaches: Principally the market approach.
	Key Inputs:		Key Inputs:
	•	quoted prices in markets that are not active	•	independent non-binding broker quotations
	•	benchmark U.S. Treasury yield or other yields	•	quoted prices in markets that are not active for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2
	•	the spread off the U.S. Treasury yield curve for the identical security
	•	issuer ratings and issuer spreads; broker-dealer quotations	•	credit spreads
	•	comparable securities that are actively traded
MTL - 71

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
9. Fair Value (continued)

Instrument	Level 2 Observable Inputs		Level 3 Unobservable Inputs
Structured Products
	Valuation Approaches: Principally the market and income approaches.		Valuation Approaches: Principally the market and income approaches.
	Key Inputs:		Key Inputs:
	•	quoted prices in markets that are not active	•	credit spreads
	•	spreads for actively traded securities; spreads off benchmark yields	•	quoted prices in markets that are not active for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2
	•	expected prepayment speeds and volumes
	•	current and forecasted loss severity; ratings; geographic region	•	independent non-binding broker quotations
	•	weighted average coupon and weighted average maturity	•	credit ratings
	•	average delinquency rates; DSCR
	•	credit ratings
	•	issuance-specific information, including, but not limited to:
• collateral type; structure of the security; vintage of the loans
• payment terms of the underlying assets
• payment priority within the tranche; deal performance
Short-term investments and Other investments
	•	Certain short-term investments and certain other investments are of a similar nature and class to the fixed maturity securities AFS described above; while certain other investments are similar to equity securities. The valuation approaches and observable inputs used in their valuation are also similar to those described above. Other investments contain equity securities valued using quoted prices in markets that are not considered active.	•	Certain short-term investments and certain other investments are of a similar nature and class to the fixed maturity securities AFS described above, while certain other investments are similar to equity securities. The valuation approaches and unobservable inputs used in their valuation are also similar to those described above. Other investments contain equity securities that use key unobservable inputs such as credit ratings; issuance structures, in addition to those described above for fixed maturities AFS.
Separate account assets (1)
Mutual funds and hedge funds without readily determinable fair values as prices are not published publicly
	Key Input:		•	N/A
	•	quoted prices or reported net asset value provided by the fund managers
______________
(1)Estimated fair value equals carrying value, based on the value of the underlying assets, including: mutual fund interests, fixed maturity securities, equity securities, derivatives, hedge funds, short-term investments and cash and cash equivalents. The estimated fair value of fixed maturity securities, equity securities, derivatives, short-term investments and cash and cash equivalents is determined on a basis consistent with the assets described under “— Securities, Short-term Investments and Other Investments” and “— Derivatives — Freestanding Derivatives.”
Derivatives
The estimated fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives, or through the use of pricing models for OTC-bilateral and OTC-cleared derivatives. The determination of estimated fair value, when quoted market values are not available, is based on market standard valuation methodologies and inputs that management believes are consistent with what other market participants would use when pricing such instruments. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, default risk, nonperformance risk, volatility, liquidity and changes in estimates and assumptions used in the pricing models.
The significant inputs to the pricing models for most OTC-bilateral and OTC-cleared derivatives are inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data. With respect to certain OTC-bilateral and OTC-cleared derivatives, management may rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. These unobservable inputs may involve significant management judgment or estimation. Unobservable inputs are based on management’s assumptions about the inputs market participants would use in pricing such derivatives.
Most inputs for OTC-bilateral and OTC-cleared derivatives are mid-market inputs but, in certain cases, liquidity adjustments are made when they are deemed more representative of exit value. Market liquidity, as well as the use of different methodologies, assumptions and inputs, may have a material effect on the estimated fair values of the Company’s derivatives and could materially affect net income.
MTL - 72

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
9. Fair Value (continued)
The credit risk of both the counterparty and the Company is considered in determining the estimated fair value for all OTC-bilateral and OTC-cleared derivatives, and any potential credit adjustment is based on the net exposure by counterparty after taking into account the effects of netting agreements and collateral arrangements. The Company values its OTC-bilateral and OTC-cleared derivatives using standard swap curves which may include a spread to the risk-free rate, depending upon specific collateral arrangements. This credit spread is appropriate for those parties that execute trades at pricing levels consistent with similar collateral arrangements. As the Company and its significant derivative counterparties generally execute trades at such pricing levels and hold sufficient collateral, additional credit risk adjustments are not currently required in the valuation process. The Company’s ability to consistently execute at such pricing levels is, in part, due to the netting agreements and collateral arrangements that are in place with all of its significant derivative counterparties. An evaluation of the requirement to make additional credit risk adjustments is performed by the Company each reporting period.
Freestanding Derivatives
Level 2 Valuation Approaches and Key Inputs:
This level includes all types of derivatives utilized by the Company.
Freestanding derivatives are principally valued using the income approach. Valuations of non-option-based derivatives utilize present value techniques, whereas valuations of option-based derivatives utilize option pricing models. Key inputs are as follows:

Instrument		Interest Rate		Foreign Currency Exchange Rate		Credit
Inputs common to Level 2 by instrument type	•	swap yield curves	•	swap yield curves	•	swap yield curves
	•	basis curves	•	basis curves	•	credit curves
	•	interest rate volatility (1)	•	currency spot rates	•	recovery rates
			•	cross currency basis curves
______________
(1)Option-based only.
Embedded Derivatives
Embedded derivatives are primarily included within funds withheld on ceded reinsurance agreements. Embedded derivatives are recorded at estimated fair value with changes in estimated fair value reported in net income.
The estimated fair value of the embedded derivatives within funds withheld related to certain ceded reinsurance is determined based on the change in estimated fair value of the underlying assets held by the Company in a reference portfolio backing the funds withheld liability. The estimated fair value of the underlying assets is determined as described in “— Investments — Securities, Short-term Investments and Other Investments.” The estimated fair value of these embedded derivatives is included, along with their funds withheld hosts, in other liabilities on the consolidated balance sheets with changes in estimated fair value recorded in net derivative gains (losses). Changes in the credit spreads on the underlying assets, interest rates and market volatility may result in significant fluctuations in the estimated fair value of these embedded derivatives that could materially affect net income.
Transfers between Levels
Overall, transfers between levels occur when there are changes in the observability of inputs and market activity.
Transfers into or out of Level 3:
Assets and liabilities are transferred into Level 3 when a significant input cannot be corroborated with market observable data. This occurs when market activity decreases significantly and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency. Assets and liabilities are transferred out of Level 3 when circumstances change such that a significant input can be corroborated with market observable data. This may be due to a significant increase in market activity, a specific event, or one or more significant input(s) becoming observable.
MTL - 73

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
9. Fair Value (continued)
Assets and Liabilities Measured at Fair Value Using Significant Unobservable Inputs (Level 3)
The following table presents certain quantitative information about the significant unobservable inputs used in the fair value measurement, and the sensitivity of the estimated fair value to changes in those inputs, for the more significant asset and liability classes measured at fair value on a recurring basis using significant unobservable inputs (Level 3) at:

					December 31, 2024				December 31, 2023				Impact of Increase in Input on Estimated Fair Value (2)
		Valuation Techniques		Significant Unobservable Inputs	Range			Weighted Average (1)	Range			Weighted Average (1)
Fixed maturity securities AFS (3)
U.S. corporate and foreign corporate	•	Matrix pricing	•	Offered quotes (4)	47	-	116	92	20	-	119	92	Increase
	•	Market pricing	•	Quoted prices (4)	62	-	100	94	40	-	109	89	Increase
RMBS	•	Market pricing	•	Quoted prices (4)	49	-	106	96	52	-	102	94	Increase (5)
CMBS	•	Market pricing	•	Quoted prices (4)	51	-	112	104	—	-	—	—	Increase (5)
ABS & CLO	•	Market pricing	•	Quoted prices (4)	44	-	113	95	78	-	100	93	Increase (5)
______________
(1)The weighted average for fixed maturity securities AFS is determined based on the estimated fair value of the securities.
(2)The impact of a decrease in input would have resulted in the opposite impact on estimated fair value.
(3)Significant increases (decreases) in expected default rates in isolation would have resulted in substantially lower (higher) valuations.
(4)Range and weighted average are presented in accordance with the market convention for fixed maturity securities AFS of dollars per hundred dollars of par.
(5)Changes in the assumptions used for the probability of default would have been accompanied by a directionally similar change in the assumption used for the loss severity and a directionally opposite change in the assumptions used for prepayment rates.
Generally, all other classes of assets and liabilities classified within Level 3 that are not included above use the same valuation techniques and significant unobservable inputs as previously described for Level 3. The sensitivity of the estimated fair value to changes in the significant unobservable inputs for these other assets and liabilities is similar in nature to that described in the preceding table. The valuation techniques and significant unobservable inputs used in the fair value measurement for the more significant assets measured at estimated fair value on a nonrecurring basis and determined using significant unobservable inputs (Level 3) are summarized in “— Nonrecurring Fair Value Measurements.”
MTL - 74

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
9. Fair Value (continued)
The following tables summarize the change of all assets (liabilities) measured at estimated fair value on a recurring basis using significant unobservable inputs (Level 3):
MTL - 75

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
9. Fair Value (continued)

	Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
	Fixed Maturity Securities AFS
	Corporate (6)	Structured Products	Foreign Government	Short-term Investments	Other Investments	Separate Accounts (7)	Net Embedded Derivatives (8)
	(In millions)
Balance, January 1, 2023	$3,351	$548	$27	$—	$17	$215	$124
Total realized/unrealized gains (losses) included in net income (loss) (1), (2)	3	(2)	—	—	(2)	(33)	(12)
Total realized/unrealized gains (losses) included in AOCI	174	17	—	—	—	—	—
Purchases (3)	1,263	342	—	—	—	1	—
Sales (3)	(361)	(40)	—	—	—	(4)	—
Issuances (3)	—	—	—	—	—	—	—
Settlements (3)	—	—	—	—	—	—	—
Transfers into Level 3 (4)	18	85	—	—	—	—	—
Transfers out of Level 3 (4)	(31)	(20)	(27)	—	—	—	—
Balance, December 31, 2023	$4,417	$930	$—	$—	$15	$179	$112
Total realized/unrealized gains (losses) included in net income (loss) (1), (2)	—	10	—	—	(4)	(24)	94
Total realized/unrealized gains (losses) included in AOCI	(173)	100	—	—	—	—	—
Purchases (3)	1,294	1,113	—	1	—	2	—
Sales (3)	(217)	(348)	—	—	—	(26)	—
Issuances (3)	—	—	—	—	—	—	—
Settlements (3)	—	—	—	—	—	—	—
Transfers into Level 3 (4)	23	893	—	—	—	—	—
Transfers out of Level 3 (4)	(961)	(110)	—	—	—	(1)	—
Balance, December 31, 2024	$4,383	$2,588	$—	$1	$11	$130	$206
Changes in unrealized gains (losses) included in net income (loss) for the instruments still held at December 31, 2022: (5)	$4	$—	$—	$—	$1	$—	$181
Changes in unrealized gains (losses) included in net income (loss) for the instruments still held at December 31, 2023: (5)	$4	$(1)	$—	$—	$(2)	$—	$(12)
Changes in unrealized gains (losses) included in net income (loss) for the instruments still held at December 31, 2024: (5)	$—	$11	$—	$—	$(4)	$—	$94
Changes in unrealized gains (losses) included in AOCI for the instruments still held at December 31, 2022: (5)	$(884)	$(65)	$(17)	$—	$—	$—	$—
Changes in unrealized gains (losses) included in AOCI for the instruments still held at December 31, 2023: (5)	$175	$16	$—	$—	$—	$—	$—
Changes in unrealized gains (losses) included in AOCI for the instruments still held at December 31, 2024: (5)	$(179)	$96	$—	$—	$—	$—	$—
Gains (Losses) Data for the year ended December 31, 2022:
Total realized/unrealized gains (losses) included in net income (loss) (1), (2)	$4	$—	$—	$—	$(18)	$36	$181
Total realized/unrealized gains (losses) included in AOCI	$(887)	$(65)	$(17)	$—	$—	$—	$—
______________
MTL - 76

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
9. Fair Value (continued)
(1)Amortization of premium/accretion of discount is included within net investment income. Impairments charged to net income (loss) on securities are included in net investment gains (losses). Substantially all realized/unrealized gains (losses) included in net income (loss) for net embedded derivatives are reported in net derivative gains (losses).
(2)Interest accruals, as well as cash interest coupons received, are excluded from the rollforward.
(3)Items purchased/issued and then sold/settled in the same period are excluded from the rollforward.
(4)Items transferred into and then out of Level 3 in the same period are excluded from the rollforward.
(5)Changes in unrealized gains (losses) included in net income (loss) and included in AOCI relate to assets and liabilities still held at the end of the respective periods. Substantially all changes in unrealized gains (losses) included in net income (loss) for net embedded derivatives are reported in net derivative gains (losses).
(6)Comprised of U.S. and foreign corporate securities.
(7)Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders within separate account liabilities. Therefore, such changes in estimated fair value are not recorded in net income (loss). For the purpose of this disclosure, these changes are presented within net income (loss).
(8)Embedded derivative assets and liabilities are presented net for purposes of the rollforward.
Nonrecurring Fair Value Measurements
The following table presents information for assets measured at estimated fair value on a nonrecurring basis during the periods and still held at the reporting dates (for example, when there is evidence of impairment), using significant unobservable inputs (Level 3).

	December 31,
	2024	2023
	(In millions)
Carrying value after measurement
Mortgage loans (1)	$45	$—

	Years Ended December 31,
	2024	2023	2022
	(In millions)
Realized gains (losses) net:
Mortgage loans (1)	$(13)	$—	$—
______________
(1)Estimated fair values of impaired mortgage loans are based on the underlying collateral or discounted cash flows. See Note 7.
Fair Value of Financial Instruments Carried at Other Than Fair Value
The following tables provide fair value information for financial instruments that are carried on the balance sheet at amounts other than fair value. The following tables exclude: cash and cash equivalents, which are primarily classified as Level 1, and accrued investment income, payables for collateral under securities loaned and other transactions, which are primarily classified as Level 2. The Company believes that due to the short-term nature of these excluded financial instruments, the estimated fair value approximates carrying value.
MTL - 77

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
9. Fair Value (continued)
The carrying values and estimated fair values for such financial instruments, and their corresponding placement in the fair value hierarchy, are summarized as follows at:

	December 31, 2024
		Fair Value Hierarchy
	Carrying Value	Level 1	Level 2	Level 3	Total Estimated Fair Value
	(In millions)
Assets
Mortgage loans	$10,800	$—	$—	$9,998	$9,998
Policy loans	$1,442	$—	$—	$1,640	$1,640
Other invested assets	$97	$—	$99	$—	$99
Premiums, reinsurance and other receivables	$1,037	$—	$71	$909	$980
Liabilities
PABs	$15,190	$—	$—	$14,736	$14,736
Long-term debt	$—	$—	$—	$—	$—
Separate account liabilities	$846	$—	$846	$—	$846

	December 31, 2023
		Fair Value Hierarchy
	Carrying Value	Level 1	Level 2	Level 3	Total Estimated Fair Value
	(In millions)
Assets
Mortgage loans	$9,776	$—	$—	$8,964	$8,964
Policy loans	$1,550	$—	$—	$1,837	$1,837
Other invested assets	$158	$—	$160	$—	$160
Premiums, reinsurance and other receivables	$1,107	$—	$55	$1,006	$1,061
Liabilities
PABs	$13,117	$—	$—	$12,856	$12,856
Long-term debt	$107	$—	$107	$—	$107
Separate account liabilities	$855	$—	$855	$—	$855
10. Long-term Debt
The Company’s long-term debt outstanding was comprised of a surplus note, which bore interest at a fixed rate of 7.63% and was repaid in cash at maturity in January 2024 with the approval of the insurance department of the state of domicile. The outstanding balance of the surplus note was $107 million at December 31, 2023.
Interest expense related to the surplus note, included in other expenses, was $0, $9 million and $9 million for the years ended December 31, 2024, 2023 and 2022, respectively.
MTL - 78

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
11. Equity
Statutory Equity and Income
MTL prepares statutory-basis financial statements in accordance with statutory accounting practices prescribed or permitted by the Nebraska Department of Insurance. The National Association of Insurance Commissioners (“NAIC”) has adopted the Codification of Statutory Accounting Principles (“Statutory Codification”). Statutory Codification is intended to standardize regulatory accounting and reporting to state insurance departments. However, statutory accounting principles continue to be established by individual state laws and permitted practices. Modifications by the state insurance department may impact the effect of Statutory Codification on the statutory capital and surplus of MTL.
The state of domicile of MTL imposes risk-based capital (“RBC”) requirements that were developed by the NAIC. Regulatory compliance is determined by a ratio of a company’s total adjusted capital, calculated in the manner prescribed by the NAIC (“TAC”), with modifications by the state insurance department, to its authorized control level RBC, calculated in the manner prescribed by the NAIC (“authorized control level RBC”), based on the statutory-based financial statements. Companies below specific trigger levels or ratios are classified by their respective levels, each of which requires specified corrective action. The minimum level of TAC before corrective action commences is twice authorized control level RBC (“Company Action Level RBC”). The Company Action Level RBC ratios for MTL were in excess of 370% and in excess of 410% at December 31, 2024 and 2023, respectively.
Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing FPBs using different actuarial assumptions, reporting surplus notes as surplus instead of debt and valuing securities on a different basis.
In addition, certain assets are not admitted under statutory accounting principles and are charged directly to surplus. The most significant assets not admitted by MTL are net deferred income tax assets resulting from temporary differences between statutory accounting principles basis and tax basis not expected to reverse and become recoverable within three years. Further, statutory accounting principles do not give recognition to purchase accounting adjustments.
For private placement variable life insurance stable value wrap reserves, under NAIC SAP, reserves are computed under the NAIC model standard valuation. For Domiciliary SAP, private placement variable life insurance stable value wrap reserves are computed in accordance with a permitted practice approved by the Department. The impact of the permitted accounting practice increased the statutory capital and surplus of MTL by $8 million and $10 million on December 31, 2024 and 2023, respectively, compared to what capital and surplus would have been had it been measured under NAIC guidance.
Statutory net income (loss) of MTL, a Nebraska domiciled insurer, was $361 million, $411 million, and $232 million at December 31, 2024, 2023 and 2022, respectively. Statutory capital and surplus was $2.2 billion and $2.5 billion at December 31, 2024 and 2023, respectively. All such amounts are derived from the statutory–basis financial statements as filed with the Nebraska Department of Insurance.
Dividend Restrictions
Under the Nebraska Insurance Code, MTL is permitted, without prior insurance regulatory clearance, to pay a stockholder dividend to MetLife, Inc. as long as the amount of the dividend, when aggregated with all other dividends in the preceding 12 months, does not exceed the greater of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year, or (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding realized capital gains), not including pro rata distributions of MTL’s own securities. MTL will be permitted to pay a dividend to MetLife, Inc. in excess of the greater of such two amounts only if it files notice of the declaration of such a dividend and the amount thereof with the Director of the Nebraska Department of Insurance (the “Nebraska Director”) and the Nebraska Director either approves the distribution of the dividend or does not disapprove the dividend within 30 days of its filing. In addition, any dividend that exceeds earned surplus (defined as “unassigned funds (surplus)” excluding unrealized capital gains) as of the immediately preceding calendar year requires insurance regulatory approval. Under the Nebraska Insurance Code, the Nebraska Director has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its stockholders.
MTL paid $373 million and $189 million in dividends to MetLife, Inc. for the years ended December 31, 2024 and 2023, respectively, including amounts where regulatory approval was obtained as required. Under Nebraska Insurance Code, MTL
MTL - 79

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
11. Equity (continued)
has calculated that it may pay approximately $358 million to MetLife, Inc. without prior regulatory approval by the end of 2025.
AOCI
Information regarding changes in the balances of each component of AOCI was as follows:

	Unrealized Investment Gains (Losses), Net of Related Offsets (1)	Deferred Gains (Losses) on Derivatives	FPBs Discount Rate Remeasurement Gains (Losses)	Foreign Currency Translation Adjustments	Other	Total
	(In millions)
Balance at December 31, 2021	$992	$71	$(280)	$(2)	$(9)	$772
OCI before reclassifications	(5,465)	323	2,084	(19)	1	(3,076)
Deferred income tax benefit (expense)	1,147	(68)	(436)	3	—	646
AOCI before reclassifications, net of income tax	(3,326)	326	1,368	(18)	(8)	(1,658)
Amounts reclassified from AOCI	179	(11)	—	—	1	169
Deferred income tax benefit (expense)	(37)	2	—	—	—	(35)
Amounts reclassified from AOCI, net of income tax	142	(9)	—	—	1	134
Balance at December 31, 2022	(3,184)	317	1,368	(18)	(7)	(1,524)
OCI before reclassifications	848	(260)	(630)	8	1	(33)
Deferred income tax benefit (expense)	(178)	55	131	(2)	—	6
AOCI before reclassifications, net of income tax	(2,514)	112	869	(12)	(6)	(1,551)
Amounts reclassified from AOCI	488	(9)	—	—	1	480
Deferred income tax benefit (expense)	(102)	2	—	—	—	(100)
Amounts reclassified from AOCI, net of income tax	386	(7)	—	—	1	380
Balance at December 31, 2023	(2,128)	105	869	(12)	(5)	(1,171)
OCI before reclassifications	(781)	157	565	9	(2)	(52)
Deferred income tax benefit (expense)	164	(33)	(119)	(2)	—	10
AOCI before reclassifications, net of income tax	(2,745)	229	1,315	(5)	(7)	(1,213)
Amounts reclassified from AOCI	76	(14)	—	—	1	63
Deferred income tax benefit (expense)	(16)	3	—	—	—	(13)
Amounts reclassified from AOCI, net of income tax	60	(11)	—	—	1	50
Balance at December 31, 2024	$(2,685)	$218	$1,315	$(5)	$(6)	$(1,163)
__________________
(1)Primarily unrealized gains (losses) on fixed maturity securities.
MTL - 80

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
11. Equity (continued)
Information regarding amounts reclassified out of each component of AOCI was as follows:

	Years Ended December 31,
	2024	2023	2022
AOCI Components	Amounts Reclassified from AOCI			Consolidated Statements of Operations Locations
	(In millions)
Unrealized investment gains (losses):
Unrealized investment gains (losses)	$(74)	$(488)	$(177)	Net investment gains (losses)
Unrealized investment gains (losses)	—	1	—	Net investment income
Unrealized investment gains (losses)	(2)	(1)	(2)	Net derivative gains (losses)
Unrealized investment gains (losses), before income tax	(76)	(488)	(179)
Income tax (expense) benefit	16	102	37
Unrealized investment gains (losses), net of income tax	(60)	(386)	(142)
Deferred gains (losses) on derivatives - cash flow hedges:
Interest rate derivatives	(4)	—	(10)	Net investment gains (losses)
Foreign currency exchange rate derivatives	18	9	21	Net investment gains (losses)
Gains (losses) on cash flow hedges, before income tax	14	9	11
Income tax (expense) benefit	(3)	(2)	(2)
Gains (losses) on cash flow hedges, net of income tax	11	7	9
Other	(1)	(1)	(1)	Other expenses
Total reclassifications, net of income tax	$(50)	$(380)	$(134)
12. Other Expenses
Information on other expenses was as follows:

	Years Ended December 31,
	2024	2023	2022
	(In millions)
Amortization of DAC and VOBA	$53	$46	$39
Interest expense on debt	—	9	9
General and administrative expenses (1)	111	102	148
Commissions and other variable expenses	398	30	216
Capitalization of DAC	(142)	(156)	(90)
Premium taxes, other taxes, and licenses & fees	45	31	25
Other	(6)	10	(21)
Total other expenses	$459	$72	$326
__________________
(1)Includes ($17) million, ($19) million and $27 million for the years ended December 31, 2024, 2023 and 2022, respectively, for the net change in cash surrender value of investments in certain life insurance policies, net of premiums paid.
Capitalization of DAC and Amortization of DAC and VOBA
See Note 5 for additional information on DAC and VOBA including impacts of capitalization and amortization.
Expenses related to Debt
See Note 10 for additional information on interest expense on debt.
MTL - 81

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
12. Other Expenses (continued)
Affiliated Expenses
See Notes 6 and 15 for a discussion of affiliated expenses related to reinsurance and service agreement transactions, respectively, included in the table above.
13. Income Tax
The Company’s provision for income tax was as follows:

	Years Ended December 31,
	2024	2023	2022
	(In millions)
Current:
U.S. federal	$73	$193	$90
U.S. state and local	—	2	—
Non-U.S.	1	1	—
Subtotal	74	196	90
Deferred:
U.S. federal	1	(233)	79
Provision for income tax expense (benefit)	$75	$(37)	$169
The reconciliation of the income tax provision at the U.S. statutory rate to the provision for income tax as reported was as follows:

	Years Ended December 31,
	2024	2023	2022
	(In millions)
Tax provision at U.S. statutory rate	$88	$(30)	$161
Tax effect of:
Dividend received deduction	(1)	(1)	(1)
Tax-exempt income	(10)	(4)	6
Other, net	(2)	(2)	3
Provision for income tax expense (benefit)	$75	$(37)	$169
MTL - 82

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
13. Income Tax (continued)
Deferred income tax represents the tax effect of the differences between the book and tax bases of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following at:

	December 31,
	2024	2023
	(In millions)
Deferred income tax assets:
Policyholder liabilities and receivables	$902	$1,077
Net operating loss carryforwards (1)	5	4
Employee benefits	3	4
Net unrealized investment losses	658	541
Total gross deferred income tax assets	1,568	1,626
Less: Valuation allowance	5	4
Total net deferred income tax assets	1,563	1,622
Deferred income tax liabilities:
Investments, including derivatives	1,107	1,118
Intangibles	3	4
DAC	43	55
Other	35	67
Total deferred income tax liabilities	1,188	1,244
Net deferred income tax asset (liability)	$375	$378
______________
(1)The Company has recorded a deferred tax asset of $5 million primarily related to U.S. state net operating loss carryforwards and an offsetting valuation allowance for the year ended December 31, 2024. U.S. state net operating loss carryforwards will expire between 2029 and 2043.
The Company participates in a tax sharing agreement with MetLife, Inc., as described in Note 1. Pursuant to this tax sharing agreement, the amounts due to (from) MetLife, Inc. included ($13) million and $5 million at December 31, 2024 and 2023, respectively.
The Company files income tax returns with the U.S. federal government and various U.S. state and local jurisdictions, as well as non-U.S. jurisdictions. The Company is under continuous examination by the Internal Revenue Service and other tax authorities in jurisdictions in which the Company has significant business operations. The income tax years under examination vary by jurisdiction and subsidiary. The Company is no longer subject to U.S. federal, state, or local income tax examinations in major taxing jurisdictions for years prior to 2017.
14. Contingencies and Commitments
Contingencies
Litigation
Various litigation, claims or assessments against the Company may arise in the course of the Company’s business. Further, state insurance regulatory and other federal and state authorities may make inquiries and conduct investigations concerning the Company’s compliance with applicable insurance and other laws and regulations.
It is not possible to predict the ultimate outcome of all pending investigations and legal proceedings. It is possible in certain cases that an adverse outcome could have a material effect upon the Company’s financial position.
On a quarterly and annual basis, management reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected in the Company’s financial statements. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated.
MTL - 83

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
14. Contingencies and Commitments (continued)

Pitt v. Metropolitan Tower Life Insurance Company, et al. (S.D. Cal., filed April 10, 2020)
In this case initially filed as a putative class action, plaintiff alleges that the Company failed to comply with California statutes regarding lapse notice requirements for life insurance policies issued or delivered in the state. She seeks to represent a class of all past, present, and future owners and beneficiaries of the Company’s individual life insurance policies in force on or after January 1, 2013 and governed by the relevant California statutes, where the policies underwent or will undergo lapse, termination, and/or reinstatement without the Company providing written notice of an actual 60-day grace period, a 30-day notice of impending lapse and termination, and/or an annual notice of a right to designate at least one other person to receive lapse-related communications. Plaintiff seeks declaratory and injunctive relief, as well as unspecified compensatory and punitive damages, and other relief. The Court denied Plaintiff’s motion to certify the class and subsequently dismissed her individual claim. Plaintiff has appealed the dismissal of her claims but not the denial of class certification. The Ninth Circuit Court of Appeals certified to the California Supreme Court the key question on appeal of whether the California lapse statutes apply to plaintiff’s policy, which was issued and delivered in Ohio.
Insolvency Assessments
Many jurisdictions in which the Company is admitted to transact business require insurers doing business within the jurisdiction to participate in guaranty associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers or those that may become impaired, insolvent or fail. These associations levy assessments, up to prescribed limits, on all member insurers in a particular jurisdiction on the basis of the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer engaged. In addition, certain jurisdictions have government owned or controlled organizations providing life, health and property and casualty insurance to their citizens, whose activities could place additional stress on the adequacy of guaranty fund assessments. Many of these organizations have the power to levy assessments similar to those of the guaranty associations. Some jurisdictions permit member insurers to recover assessments paid through full or partial premium tax offsets.
Assets and liabilities held for insolvency assessments are as follows:

December 31,
2024
(In millions)
Other Assets:
Premium tax offset for future discounted and undiscounted assessments	$6
Premium tax offset currently available for paid assessments	19
Total	$25
Other Liabilities:
Insolvency assessments	$7
Commitments
Mortgage Loan Commitments
The Company commits to lend funds under mortgage loan commitments. The amounts of these mortgage loan commitments were $223 million and $455 million at December 31, 2024 and 2023, respectively.
Commitments to Fund Private Corporate Bond Investments and Partnership Investments
The Company commits to lend funds under private corporate bond investments and partnership investments. The amounts of these unfunded commitments were $1.2 billion at both December 31, 2024 and 2023.
MTL - 84

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
15. Related Party Transactions
Service Agreements
The Company has entered into various agreements with affiliates for services necessary to conduct its activities. Typical services provided under these agreements include personnel, policy administrative functions and distribution services. The bases for such charges are modified and adjusted by management when necessary or appropriate to reflect fairly and equitably the actual cost incurred by the Company and/or its affiliates. Expenses and fees incurred with affiliates related to these agreements, recorded in other expenses, were $153 million, $133 million and $96 million for the years ended December 31, 2024, 2023 and 2022, respectively.
The Company had net payables to affiliates, related to the items discussed above, of $18 million and $44 million at December 31, 2024 and 2023, respectively.
See Notes 6, 7 and 11 for additional information on related party transactions.
16. Subsequent Events
The Company has evaluated events subsequent to December 31, 2024, through April 4, 2025, which is the date these consolidated financial statements were available to be issued and has determined there are no material subsequent events requiring adjustments to or disclosures in the financial statements.
MTL - 85